EXHIBIT 10.7

EXECUTION COPY

SURETY BOND IMPLEMENTATION AGREEMENT

(P1)

This SURETY BOND IMPLEMENTATION AGREEMENT (P1), dated as of May 22, 2009 (“Agreement”), is made by and among:

(a)           OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation organized under the laws of the State of Georgia (“Oglethorpe”);

(b)           ROCKY MOUNTAIN LEASING CORPORATION, a corporation organized under the laws of the State of Delaware (“RMLC”);

(c)           PHILIP MORRIS CAPITAL CORPORATION, a corporation organized under the laws of the State of Delaware (the “Owner Participant”);

(d)           U.S. BANK NATIONAL ASSOCIATION (successor in interest to Fleet National Bank), a national banking association, not in its individual capacity, except as expressly provided herein, but solely as a trustee under the Trust Agreement (in such capacity, the “Owner Trustee”);

(e)           U.S. BANK NATIONAL ASSOCIATION (successor in interest to SunTrust Bank, Atlanta), a national banking association, not in its individual capacity, except as expressly provided herein, but solely as a trustee under the Trust Agreement (in such capacity, the “Co-Trustee”);

(f)            AMBAC ASSURANCE CORPORATION (formerly known as AMBAC Indemnity Corporation), a Wisconsin-domiciled stock insurance corporation (“AMBAC”); and

(g)           BERKSHIRE HATHAWAY ASSURANCE CORPORATION, an insurance company organized under the laws of the State of New York (“Berkshire”).

PRELIMINARY STATEMENTS

(1)           Oglethorpe, RMLC, the Owner Participant, the Owner Trustee, the Co-Trustee and Utrecht-America Finance Co., a corporation organized under the laws of the State of Delaware (the “Lender”) are parties to a Participation Agreement (P1), dated as of December 30, 1996 (the “Participation Agreement”; capitalized terms used herein and not otherwise defined being used herein as defined in the Participation Agreement).

(2)           On December 31, 1996, in connection with the transactions contemplated by the Participation Agreement, AMBAC issued two surety bonds,

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consisting of (a) Surety Bond (Head Lease-P1) No. SF0003BE in favor of the Head Lessee and the Owner Participant (as amended and restated as of the date hereof, and as hereafter from time to time amended as permitted hereby, the “AMBAC Head Lease Surety Bond”) and (b) Surety Bond (Facility Sublease-P1) No. SF0004BE in favor of the Facility Sublessor and the Facility Lessor (as amended and restated as of the date hereof, and as hereafter from time to time amended as permitted hereby, the “AMBAC Sublease Surety Bond” and, together with the AMBAC Head Lease Surety Bond, the “AMBAC Surety Bonds”; the Head Lessee, the Owner Participant, the Facility Lessor and (with respect to the AMBAC Sublease Surety Bond only) the Facility Sublessor, as beneficiaries under the AMBAC Surety Bonds, being collectively referred to herein as the “AMBAC Beneficiaries”).  On the date of issuance of the AMBAC Surety Bonds, AMBAC was a Qualifying Surety Bond Provider.

(3)           In connection with the issuance of the AMBAC Surety Bonds, (a) the Owner Participant, the Owner Trustee, the Co-Trustee and AMBAC entered into the Agreement for Assignment on Default (P1) dated as of December 30, 1996 (as amended, and as hereafter from time to time amended as permitted hereby, the “AMBAC Assignment Agreement”), and (b) Oglethorpe and AMBAC entered into the Guaranty Agreement (P1) dated as of December 30, 1996 (the “AMBAC Guaranty Agreement”) (the AMBAC Guaranty Agreement, together with the AMBAC Surety Bonds and the AMBAC Assignment Agreement, the “AMBAC Surety Documents”).

(4)           Subsequent to the date of issuance of the AMBAC Surety Bonds, AMBAC ceased to be a Qualifying Surety Bond Provider and, as a result, Oglethorpe is required to replace the AMBAC Head Lease Surety Bond and the AMBAC Sublease Surety Bond or provide other credit enhancement acceptable to the Owner Participant and, in the case of the AMBAC Sublease Surety Bond, RMLC, in their sole discretion, in each case as required by the terms of Sections 8.5 and 8.6, respectively, of the Participation Agreement.

(5)           In order to satisfy its obligations under Sections 8.5 and 8.6 of the Participation Agreement, Oglethorpe has proposed to cause to be delivered (a) to the Head Lessee and the Owner Participant, a surety bond issued by Berkshire in the form of Exhibit A attached hereto (as amended from time to time, the “Berkshire Head Lease Surety Bond”), and (b) to the Facility Sublessor and the Facility Lessor, a surety bond issued by Berkshire in the form of Exhibit B attached hereto (as amended from time to time, the “Berkshire Sublease Surety Bond” and, together with the Berkshire Head Lease Surety Bond, the “Berkshire Surety Bonds”), in each case without releasing the AMBAC Surety Bonds.

(6)           As a condition to the issuance of the Berkshire Surety Bonds, Berkshire has requested the execution and delivery of (a) this Agreement, (b) the Berkshire Agreement for Assignment on Default (P1) dated as of the date hereof among the Owner Participant, the Owner Trustee, the Co-Trustee and Berkshire (the “Berkshire Assignment Agreement” and, together with this Agreement and the Berkshire Surety Bonds, the “Berkshire Documents”), (c) the Agreement Regarding Surety Bonds (P1) dated as of the date hereof among Oglethorpe, RMLC and Berkshire (the “Agreement

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Regarding Surety Bonds”), and (d) the Berkshire Guaranty Agreement (P1) dated as of the date hereof between Oglethorpe and Berkshire (the “Berkshire Guaranty Agreement”), in each case by the parties hereto and thereto in order to confirm, among other things, (i) Berkshire’s right to reimbursement from Oglethorpe for any amounts that may be paid by Berkshire under and in accordance with the terms of the Berkshire Surety Bonds, (ii) Berkshire’s right to acquire by assignment, subject to the terms and conditions set forth herein and in the other Berkshire Documents, the Owner Participant’s Beneficial Interest, (iii) Berkshire’s right to be subrogated or to receive an assignment, as provided in paragraphs 6 and 11(f) of each of the Berkshire Surety Bonds, to the right, title and interest of the Head Lessee, the Facility Lessor, the Ground Lessee, the Ground Sublessor and the Owner Participant (as the case may be) in, to and under the Head Lease, the Facility Lease, the Ground Lease, the Ground Sublease, the Rocky Mountain Agreements Assignment and the Rocky Mountain Agreements Re-assignment or relating to or arising under the Operative Documents (such right, title and interest, subject to any right, title and interest that shall have been assigned to AMBAC, or to which AMBAC shall have been subrogated, in accordance with the terms hereof and the terms of the AMBAC Surety Bonds, being the “Subrogation Interest”), and (iv) Berkshire’s right to be subrogated, (x) as provided in paragraphs 11(a) and 11(f) of the Berkshire Head Lease Surety Bond, to the right, title and interest of the Head Lessee and the Owner Participant in, to and under the AMBAC Head Lease Surety Bond and (y) as provided in paragraphs 11(a) and 11(f) of the Berkshire Sublease Surety Bond, to the right, title and interest of the Facility Sublessor and the Facility Lessor in, to and under the AMBAC Sublease Surety Bond (the “Additional Subrogation Interest”).

(7)           Subject to the foregoing and to the terms and conditions set forth herein, (a) Berkshire has agreed to issue the Berkshire Surety Bonds, (b) AMBAC has agreed to issue its amendments and restatements as of the date hereof of the AMBAC Surety Bonds, and (c) the Owner Participant and, in the case of Section 8.6 of the Participation Agreement, RMLC, have agreed to accept the Berkshire Surety Bonds as additional credit enhancement for purposes of Sections 8.5 and 8.6 of the Participation Agreement.

AGREEMENT

Section 1.               Acceptance of Berkshire Surety Bonds.  The Owner Participant and, for purposes of Section 8.6 of the Participation Agreement, RMLC agree that the Berkshire Surety Bonds are, as of the date hereof, acceptable credit enhancement under clause (y) of Section 8.5 and clause (y) of Section 8.6 of the Participation Agreement.  It is further agreed that as of the date hereof (a) the Berkshire Head Lease Surety Bond shall constitute a Qualifying Head Lease Surety Bond and (b) the Berkshire Sublease Surety Bond shall constitute a Qualifying Sublease Surety Bond.

Section 2.               Reaffirmation of AMBAC Surety Bonds.  Effective as of the Effective Date (as defined in the Agreement Regarding Surety Bonds), AMBAC is executing and delivering amendments and restatements of the AMBAC Surety Bonds (a) for the benefit of the obligees named therein and (b) in recognition of Berkshire’s subrogation and other rights set forth or referred to herein and/or in the Berkshire Surety

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Bonds and/or arising in connection herewith or therewith, for the benefit of Berkshire on the terms set forth therein.

Section 3.               Representations and Warranties.  (a)  Representations and Warranties of All Parties.  Each of the parties hereto (other than AMBAC in respect of the AMBAC Surety Bonds) represents and warrants to the other parties that:

(i)            it is duly authorized to enter into this Agreement and the transactions contemplated hereby;

(ii)           each Surety Bond Document (as defined in the Agreement Regarding Surety Bonds) to which it is a party constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting creditors’ rights generally and subject as to enforceability to general principles of equity in a proceeding at law or in equity; and

(iii)          its execution, delivery and performance of each Surety Bond Document to which it is a party does not and will not result in a breach or violation in any material respect of, or cause a default in any material respect under, (A) its articles of incorporation, articles of association, by-laws or other governing documents, or (B) any material provision of any applicable law, regulation, or order, or any material license, decree, judgment, indenture, contract or agreement binding upon it or its assets.

(b)                                 Additional Representations and Warranties of AMBAC.  AMBAC hereby represents and warrants to the other parties hereto as follows:

(i)            AMBAC has full corporate power and authority to execute and deliver the AMBAC Surety Bonds, and the AMBAC Surety Bonds have been duly authorized, executed and delivered by AMBAC, and constitute legal, valid and binding obligations of AMBAC enforceable in accordance with their respective terms except to the extent that the enforceability (but not the validity) of such obligations may be limited by any applicable bankruptcy, insolvency, liquidation, rehabilitation or other similar law or enactment now or hereafter enacted affecting the enforcement of creditors’ rights; and

(ii)           the execution and delivery by AMBAC of the AMBAC Surety Bonds will not, and the satisfaction of the terms thereof will not, conflict with or result in a breach, in any material respect, of any of the terms, conditions or provisions of the Restated Articles of Incorporation or Restated Corporate By-Laws of AMBAC, or any restriction contained in any contract, agreement or instrument to which AMBAC is a party or by which it is bound or constitute a default, in any material respect, under any of the foregoing.

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Section 4.               Agreements Regarding Operative Documents.  Effective as of the Effective Date:

(a)                                  From and after the date hereof until the Berkshire Termination Date (as defined below), and so long as Berkshire is not in default in any material respect in the performance of its obligations under the Berkshire Surety Bonds:

(i)            AMBAC shall not, without the prior written consent of Berkshire (which consent shall not be unreasonably withheld), supplement, modify or amend, or grant, provide or enter into any waiver, release or compromise (each, a “Modification”) under or in respect of any of the Operative Documents, to the extent that such action has or would reasonably be expected to have a material adverse effect on the rights and interests of Berkshire under the Berkshire Documents or the Operative Documents or the value of the Beneficial Interest or any part thereof, provided, however, that forbearance by AMBAC on a discretionary basis from exercising any right or remedy shall not require such consent; and provided, further, that nothing in this Section 4(a)(i) shall be construed to prevent AMBAC from consenting to (x) any waiver (whether or not such consent is required) of Oglethorpe’s obligations to replace the Berkshire Surety Bonds pursuant to Sections 8.5 and 8.6 of the Participation Agreement or (y) any replacement of the Berkshire Surety Bonds pursuant to Sections 8.5 and 8.6 or 8.5-1 and 8.6-1 of the Participation Agreement and so long as AMBAC is not in default in the payment of any amount owing under or in respect of the AMBAC Surety Bonds or the other AMBAC Surety Documents, Berkshire shall not, without the prior written consent of AMBAC (which consent shall not be unreasonably withheld), enter into any written Modification under or in respect of the Berkshire Documents, to the extent that such action has or would reasonably be expected to have a material adverse effect on the rights and interests of AMBAC under the AMBAC Surety Documents, provided, however, that the exercise by Berkshire or forbearance by Berkshire on a discretionary basis from exercising any rights or remedies under the Berkshire Documents shall not require such consent;

(ii)           If Berkshire is not in default on any of its payment obligations under the Berkshire Documents at the time of any Modification under or in respect of any of the Operative Documents, such Modification shall be void and ineffective unless (i) Berkshire shall have consented to such Modification in writing or (ii) such Modification is permitted to be made without Berkshire’s prior consent pursuant to Sections 4(a)(i), (iii) and (iv) of this Agreement;

(iii)          Each of Oglethorpe and RMLC agrees that, from and after the date hereof and until the Berkshire Termination Date, it will not, without the prior written consent of Berkshire, supplement, modify or amend any of the Operative Documents, consent to any departure by any other party from its obligations under any of the Operative Documents, waive or release any rights or interests under any of the Operative Documents, grant any other approval, consent or waiver under the Operative Documents or enter into any other agreement with

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respect thereto or in connection therewith, or, to the extent that it has any right to object, accept or acquiesce in any such approval, consent, waiver or other agreement from or by any other party to the Operative Documents, in each case if such action has or would be reasonably expected to have a material adverse effect on the rights and interests of Berkshire under the Berkshire Documents or the value of the Beneficial Interest or the Subrogation Interest or any claims relating to or arising from any loss or impairment of the Beneficial Interest or the Subrogation Interest or, in the case of Oglethorpe, the Guaranty Agreement, including, without limitation, any such claims under the terms of the Head Lease and any remedies under Section 11.2(a) thereof; provided, however, that nothing in this Section 4(a)(iii) shall be construed to prevent Oglethorpe from requesting or agreeing to any waiver of its obligations to replace the Berkshire Surety Bonds (or prevent RMLC from consenting thereto) or from replacing the Berkshire Surety Bonds pursuant to Section 8.5 and 8.6 of the Participation Agreement or Oglethorpe or RMLC from taking action to the extent necessary to comply with any of its obligations under the Operative Documents; and

(iv)          AMBAC shall not, without the prior written consent of Berkshire, supplement, modify or amend, or grant, provide or enter into or accept any waiver, release, compromise, approval, consent or other agreement under or in respect of, any of the AMBAC Surety Bonds or the AMBAC Assignment Agreement, to the extent that such action has or would reasonably be expected to have a material adverse effect on the rights and interest of Berkshire with respect thereto.

(b)                                 (A) Each of RMLC and Oglethorpe agrees that, regardless whether RMLC’s or Oglethorpe’s obligations shall have been discharged under the terms of the Operative Documents, it shall be, or shall continue to be, unconditionally obligated to Berkshire or its designee (to the extent such person is subrogated to, or acquires, the Beneficial Interest pursuant to the Berkshire Assignment Agreement or the Subrogation Interest under either of the Surety Bonds) to perform and discharge, without duplication, (1) any and all of its obligations with respect to which any payment under any Berkshire Surety Bond or AMBAC Surety Bond is made or against which the proceeds thereof are applied, in each case to the same extent as though no payment had been made under any Berkshire Surety Bond or AMBAC Surety Bond, and (2) any and all of its other obligations that have not been performed by it or on its behalf (other than any such performance by Berkshire or AMBAC) and are or otherwise would be owing to the holder of the Beneficial Interest or the Subrogation Interest, as the case may be, and (B) Oglethorpe agrees that, without limitation on the foregoing, if (1) a payment has been made by Berkshire under either of the Berkshire Surety Bonds and Berkshire has not been reimbursed by Oglethorpe for the full amount thereof pursuant to the Berkshire Guaranty Agreement or (2) AMBAC has not paid the full amount of a conforming demand for payment under the AMBAC Surety Bonds, Oglethorpe shall, unless expressly waived in writing by Berkshire, immediately provide a new Qualifying Head Lease Surety Bond, Qualifying Letter of Credit or other credit enhancement as required by and in accordance with Section 8.5 of the Participation Agreement and a new Qualifying Sublease Surety Bond, Qualifying Letter of Credit or other credit enhancement as required by and in accordance with Section 8.6 of the Participation

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Agreement (it being agreed that any failure to comply with the provisions of this clause (B) shall constitute a Head Lessor Event of Default in the case of Section 8.5 and a Sublease Event of Default in the case of Section 8.6).  The agreements of RMLC in this Section 4(b) shall be deemed to be incorporated into the covenants of RMLC in the Facility Lease and the agreements of Oglethorpe in this Section 4(b) shall be deemed to be incorporated into the covenants of Oglethorpe in the Head Lease or the Facility Sublease, as applicable.

(c)           In the event that Berkshire or its designee shall acquire, or shall be committed to acquire, as contemplated by the Berkshire Documents, the Owner Participant’s Beneficial Interest and/or the Subrogation Interest or any part thereof and at the time of such acquisition or at the time when Berkshire or any designee of Berkshire shall have acquired or become committed to acquire such interest a Sublease Event of Default or a Head Lessor Event of Default shall have occurred and be continuing, Oglethorpe shall, unless expressly waived in writing by Berkshire, automatically be obligated, within ten Business Days thereafter or, if later, the date Berkshire acquires the Owner Participant’s Beneficial Interest pursuant to the Berkshire Assignment Agreement or the Subrogation Interest under either of the Surety Bonds, to, at its option, either (A) cause the Lien of the Oglethorpe Mortgage to be released or modified, in each case in a manner acceptable to Berkshire, such that (1) the Lien thereof no longer attaches to or affects the Facility, the Rocky Mountain Site, the Undivided Interest or any other rights or interests of the Head Lessee or the Ground Lessee under the Head Lease or the Ground Lease, and (2) any foreclosure or other action in respect thereof will not disturb the possession of the Head Lessee, the Ground Lessee or their respective successors, assigns and lessees in and to the Facility, the Rocky Mountain Site and the Undivided Interest, and otherwise terminate and remove all other Liens (other than Permitted Liens of the type described in clauses (i) and (iii)-(xii) of the definition thereof) affecting the Facility, the Rocky Mountain Site and/or the Undivided Interest, or (B) to the extent that such interests have been transferred to Berkshire, purchase, as the case may be, the Owner Participant’s Beneficial Interest from Berkshire or the Subrogation Interest from Berkshire, as applicable, pursuant to documentation reasonably acceptable to Berkshire, for an amount equal to the Estimated Market Value of the Leasehold Interest (as defined below) minus the sum of (x) the then unpaid principal balance of the Loan, (y) the amount of any indefeasible payment made at or prior to such time for the account of the Owner Participant or the Owner Trustee under the AIG Equity Funding Agreement or any other Qualifying Equity Funding Agreement or any replacement thereof or any Qualifying Additional Security (in each case, whether or not “qualifying”), and (z) without duplication of the amount described in clause (x) above, the amount of any indefeasible prepayment of the principal of the Loan made at or prior to such time pursuant to the Payment Undertaking Agreement. Upon the consummation of any purchase by Oglethorpe contemplated in clause (B) of the next preceding sentence (including indefeasible payment of the purchase price to Berkshire), Berkshire shall assign to Oglethorpe, without recourse and without representations or warranties of any kind, express, implied or otherwise, all of Berkshire’s claims against Oglethorpe under the Operative Documents and the Berkshire Documents (other than indemnification claims). Without limiting Oglethorpe’s indemnification obligations under Sections 11.1 and 11.2 of the Participation Agreement, Oglethorpe shall pay or reimburse Berkshire

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and the other parties for any and all costs and expenses (including reasonable legal fees and expenses, all interest charges on amounts payable under the Operative Documents (including late payment of default interest), all filing and other procedural charges and fees of financial and technical professionals) incurred by Berkshire and the other parties in connection with the exercise by Oglethorpe of the purchase option under clause (B) above, as well as any taxes payable in connection with such purchase.

For purpose of this Section 4(c), “Estimated Market Value of the Leasehold Interest” shall be equal to $462,399,033.60, which is the Facility Lessor’s pro rata portion of $1.1 billion, or approximately equal to 101.22% of the Purchase Option Price under Section 15.1 of the Facility Sublease.  The Purchase Option Price was based on the estimated market value of the Leasehold Interest at the end of the Facility Sublease Term as determined pursuant to an appraisal conducted by Deloitte & Touche, LLP Valuation Group prior to the Closing Date on behalf of the Owner Participant.  Although the appraisal is confidential and neither Berkshire nor Oglethorpe have reviewed the appraisal or the underlying assumptions in the appraisal, they have agreed to base the Estimated Market Value of the Leasehold Interest on the Purchase Option Price since (i) the appraisal was performed by an independent third party with extensive experience in appraising electric generating facilities; (ii) the Purchase Option Price appears to Oglethorpe and Berkshire to be generally consistent with the results of Oglethorpe’s internal study, described below, and could reasonably be expected to represent, or be in the range of, the future market value of the Leasehold Interest under valuation assumptions similar to those used in Oglethorpe’s internal study referred to below; (iii) the procurement of a new appraisal from an independent appraiser would be inconsistent with the commercial objectives of the parties; and (iv) the Facility is unique in several material respects, and, in the absence of sales of comparable facilities, the range of potential valuations in the future is so broad as to create an unacceptable level of commercial uncertainty for the parties. In agreeing upon a liquidation of the Estimated Market Value of the Leasehold Interest, the parties have taken into account the results of an internal study performed by Oglethorpe in 2008, which provided an estimate for Oglethorpe’s interest in the Facility equal to $1.03 billion at that time.  Both Oglethorpe and Berkshire agree that (i) the determination of Estimated Market Value of the Leasehold Interest as specified above is reasonable, the Estimated Market Value of the Leasehold Interest set forth in the first sentence of this paragraph shall be binding and such Estimated Market Value shall apply regardless of any different number in use for any other purpose by Oglethorpe or Berkshire and (ii) neither shall have the right to seek an appraisal of the Leasehold Interest under this Section 4(c).  Oglethorpe hereby represents to Berkshire that (1) in 2008 Oglethorpe’s estimate of market value of its entire interest in the Facility was $1.03 billion, (2) such estimate was determined in the ordinary course, in connection with an internal valuation of all of its generating facilities, and not in anticipation of or in connection with the transactions contemplated pursuant to the Agreement Regarding Surety Bonds, (3) such estimate was performed using a discounted cash flow approach and assumptions that Oglethorpe believed, at the time of such determination, to be reasonable, (4) Oglethorpe believes that its estimate of market value continues to be within the range of values which could be deemed to be market for Oglethorpe’s interest in the Facility as of the Berkshire Surety Bond Date, and (5) as of

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the Berkshire Surety Bond Date, Oglethorpe has not updated such estimate and continues to utilize such estimate internally for the purposes for which it was originally generated.

Section 5.               Agreements Regarding Subrogation Rights, Etc.  Anything contained in the AMBAC Surety Documents to the contrary notwithstanding:

(a)                                  Each of Oglethorpe, RMLC, the Owner Participant, the Owner Trustee, the Co-Trustee and AMBAC acknowledges and agrees that in the event that a demand for payment is made under either of the Berkshire Surety Bonds and Berkshire pays the amount required by such demand in full (the payment by Berkshire in full of the amount required by such a demand being referred to as a “Berkshire Surety Payment”) (i) Berkshire shall immediately be fully subrogated to all rights of each of the respective AMBAC Beneficiaries in respect of AMBAC’s obligations with respect to such Berkshire Surety Payment, including any related Claimed Amount (as defined in the AMBAC Surety Bonds) that is unpaid under the AMBAC Surety Bonds, and the AMBAC Beneficiaries shall have no further obligation to AMBAC under the AMBAC Surety Bonds with respect to such Berkshire Surety Payment, (ii) Berkshire shall be entitled to exercise any and all rights and to enforce any and all remedies which any such AMBAC Beneficiary now has or may hereafter have against AMBAC with respect to such Berkshire Surety Payment, and (iii) Berkshire shall have, except as specified in the penultimate sentence of paragraph 11(f)(ii) of the Berkshire Surety Bonds, the sole and exclusive benefit of, and the sole and exclusive right to participate in, any claims or recoveries against AMBAC with respect to such Berkshire Surety Payment, in each case under clauses (i), (ii) and (iii) for its own benefit and to the exclusion of each of the AMBAC Beneficiaries or any other Person, and without any duty to account therefor to any other Person and (iv) each of the AMBAC Beneficiaries shall, upon request by and at the expense of Berkshire, execute and deliver to Berkshire or its designee such assignments and other agreements, in form and substance reasonably satisfactory to Berkshire, as Berkshire may reasonably require to evidence the transfer and assignment to Berkshire of all such rights and interests of each such AMBAC Beneficiary in, to and under the AMBAC Surety Bonds with respect to such Berkshire Surety Payment.  Notwithstanding anything in the next preceding sentence to the contrary, in the event that, following any subrogation, transfer and assignment contemplated in such sentence, any payment with respect to a Covered Obligation (as defined in the Berkshire Head Lease Surety Bond or the Berkshire Sublease Surety Bond) shall become an Oglethorpe Avoided Payment, the AMBAC Beneficiaries shall retain all rights to draw under the AMBAC Surety Bonds with respect to such Oglethorpe Avoided Payment as are provided under such bonds and retain the proceeds of such drawing, provided, however, that in the event that AMBAC shall not honor such drawing and a drawing under the Berkshire Surety Bonds with respect to such Oglethorpe Avoided Payment shall be honored, Berkshire shall be subrogated and shall be entitled to transfer and assignment as specified in the next preceding sentence with respect to the rights of each such AMBAC Beneficiary under the AMBAC Surety Bonds with respect to such Oglethorpe Avoided Payment.

(b)                                 AMBAC agrees that if a conforming demand for payment is made under either of the Berkshire Surety Bonds and Berkshire makes a Berkshire Surety Payment of

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the amount demanded thereunder, AMBAC shall thereupon pay to Berkshire from time to time all amounts then due or to become due under either or both of the AMBAC Surety Bonds with respect to such Berkshire Surety Payment, in each case in accordance with their respective terms, and the AMBAC Beneficiaries acknowledge and agree to such payments by AMBAC, subject to the provisions of Section 5(a) hereof.  AMBAC further agrees that the obligation of AMBAC to make any payments to Berkshire or its designee as subrogee, assignee or transferee of the AMBAC Beneficiaries under the AMBAC Surety Bonds, whether under this Section 5(b) or otherwise, shall be absolute, irrevocable and unconditional and not subject to any setoff, counterclaim or defense or any other requirement of any kind or nature, as and to the extent specified in the AMBAC Surety Bonds, each of which waivers of setoff, counterclaim and defense is hereby reaffirmed for the express benefit of Berkshire.  Upon subrogation of Berkshire pursuant to Section 5(a) hereof, the AMBAC Beneficiaries shall cease to have any claim against AMBAC under the AMBAC Surety Bonds for such Berkshire Surety Payment.

(c)           AMBAC irrevocably, absolutely and unconditionally waives all rights of reimbursement, contribution and subrogation against Berkshire, whether otherwise existing under or by virtue of any of the Berkshire Documents or any payments or other actions thereunder or by applicable law or otherwise.  Nothing in this Section 5(c) shall be construed to prevent AMBAC from bringing a separate action against Berkshire for any breach by Berkshire of its obligations to AMBAC, if any, under any of the Berkshire Documents.

(d)           Each of the parties hereto (i) consents to, agrees to recognize and will not interfere with, or cause, request or require any other party to interfere with, any rights of subrogation, contribution, purchase or reimbursement in favor of Berkshire set forth in the Berkshire Documents or (to the extent not expressly limited by the Berkshire Documents) applicable law (it being understood that any such subrogation rights shall include, without limitation, the right to enforce any obligations of Oglethorpe that have not been performed by Oglethorpe with respect to which any payment under any Berkshire Surety Bond is made or against which the proceeds thereof are otherwise applied, to the same extent as though no payment had been made under any Berkshire Surety Bond, so long as Berkshire has not been reimbursed by Oglethorpe pursuant to the Berkshire Guaranty Agreement and/or AMBAC has not paid, in installments or (at AMBAC’s sole option) on an accelerated basis, under the AMBAC Surety Bonds, the full amount of all Berkshire Obligations (as defined below); provided, however, that causing, requesting or requiring any party hereto to perform its obligations hereunder or under any other Operative Document shall not constitute such interference, and (ii) upon the exercise of any such rights by Berkshire, agrees to recognize Berkshire as subrogee, purchaser or assignee, as the case may be.  Nothing in this paragraph 5(d) shall be construed to be a representation on the part of the Owner Participant or Head Lessee as to the existence or extent of the right, title, interest and remedies to which Berkshire shall be subrogated pursuant to this Section 5 or applicable law, except that the Owner Participant and the Head Lessee shall be deemed to represent, severally as to itself, that it has not assigned such right, title, interest or remedies (other than, in the case of the Head Lessee, any grant to the Lender of a security interest in any such right, title, interest or remedies or any interest therein or other rights relating thereto under and as provided by the Loan

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Agreement, and other than any assignment or grant of subrogation rights required under the terms of the AMBAC Surety Documents) and, in the case of the Owner Participant, that no Owner Participant’s Lien or, in the case of the Head Lessee, that no Facility Lessor’s Lien exists thereon.  Upon payment of any demand for payment under the Berkshire Surety Bonds, Berkshire shall have no liability or duty to AMBAC, or to account to AMBAC, for the exercise of any rights and remedies, or failure to exercise any rights or remedies, or any other action taken by it or failure to act under the Berkshire Documents, the Berkshire Guaranty Agreement, the Operative Documents or applicable law or the effect of any such action; provided, however, that if AMBAC shall have made any payment under the AMBAC Surety Bonds that shall have not been reimbursed but shall have not made full payment of all amounts due under the AMBAC Surety Bonds, Berkshire shall, upon request by and at the expense of AMBAC, do either of the following (at the election of Berkshire): (1) turn over to AMBAC any excess of funds received by Berkshire to which Berkshire shall be entitled from the exercise of any remedies or other actions that result in the realization of proceeds of the Beneficial Interest or the Subrogation Interest (including any sale of the interest under Section 4(c)(B) hereof to Oglethorpe or its designee) over the full amount of the Berkshire Obligations, to the extent of such unreimbursed payments due to AMBAC plus any other amounts due to AMBAC under the AMBAC Guaranty Agreement, subject to such indemnities and other conditions as Berkshire may require, and without recourse and without representations or warranties of any kind, express, implied or otherwise, or (2) interplead such excess amount (or, if less, the amount claimed by AMBAC) with a court of competent jurisdiction in an action against AMBAC, Oglethorpe and such other parties as Berkshire may determine in its sole discretion.

(e)           Unless and until the occurrence of the latest of (i) the date on which the Berkshire Surety Bonds are terminated, (ii) the full and final release of Berkshire from further liability under the Berkshire Documents by the other parties thereto, and (iii) indefeasible payment to Berkshire of all Berkshire Obligations (the latest of such dates being the “Berkshire Termination Date”), in the event that any conforming demand for payment shall be presented and paid in full under any of the Berkshire Surety Bonds, (A) AMBAC shall not be entitled to consummate any right of subrogation or purchase under the AMBAC Surety Bonds or under any other Operative Documents (any and all such rights being (except as specified in the second paragraph of Section 5(g) hereof) exercisable, if at all, solely by Berkshire as subrogee or purchaser for its sole benefit), (B) any and all rights of AMBAC of subrogation or purchase under the AMBAC Surety Documents or under any other Operative Documents, and any and all security provided for the benefit of AMBAC under the Operative Documents, shall be subject and subordinate in all respects to the rights of Berkshire under the Berkshire Documents and the Berkshire Guaranty Agreement and any such security provided under the Operative Documents, and, to the extent that the exercise of such rights by Berkshire (and performance by the Head Lessee, the Facility Lessor and the Owner Participant in favor of Berkshire) may impair or render ineffective any security provided for the benefit of AMBAC or any right of reimbursement of AMBAC under the AMBAC Surety Documents, AMBAC hereby consents to such impairment and/or ineffectiveness and waives any and all claims resulting therefrom, and (C) as between AMBAC and Berkshire, Berkshire shall be entitled to exercise any rights with respect to such security

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and shall be entitled to receive, hold and apply any proceeds thereof to the exclusion of AMBAC, and AMBAC shall not be entitled to exercise such rights or to receive, hold and/or apply any such proceeds until the Berkshire Obligations have been satisfied in full.

In furtherance of the foregoing, AMBAC hereby subordinates any and all claims for amounts owed to AMBAC under the AMBAC Surety Documents (the “AMBAC Obligations”) to any and all claims for amounts (including Post Petition Interest (as defined below)) owed from time to time to Berkshire under the Berkshire Documents and/or the Berkshire Guaranty Agreement (the “Berkshire Obligations”) to the extent and in the manner hereinafter set forth in the following clauses (A)-(D):

(A)          Except as set forth in the next succeeding paragraph, unless Berkshire otherwise agrees, AMBAC shall not demand, accept or take any action to collect any payment on account of the AMBAC Obligations other than, subject to clause (C) below, under the AMBAC Guaranty Agreement;

(B)           In any proceeding under the Bankruptcy Code or any similar law (collectively, “Bankruptcy Law”) relating to Oglethorpe, AMBAC agrees that, after payment by Berkshire of a demand for payment under the Berkshire Surety Bonds, Berkshire shall be entitled to receive payment in full in cash of all Berkshire Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) before AMBAC receives payment of any AMBAC Obligations;

(C)           After payment by Berkshire of a demand for payment under the Berkshire Surety Bonds, if AMBAC shall receive any payments on account of the AMBAC Obligations (including, for the avoidance of doubt, under the AMBAC Guaranty Agreement), AMBAC shall receive such payments as trustee for Berkshire and deliver such payments to Berkshire on account of the Berkshire Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer; and

(D)          After any payment by Berkshire of a demand for payment under the Berkshire Surety Bonds, if AMBAC shall collect any amounts with respect to the AMBAC Obligations, it shall receive such amounts in trust for Berkshire and immediately pay such amounts over to Berkshire until all outstanding Berkshire Obligations shall have been paid in full.

In the event that (i) one or more demands for payment shall have been made under the AMBAC Surety Bonds and AMBAC shall have timely honored all such demands so that no demand for payment shall have been made under either of the Berkshire Surety Bonds, and provided that (x) AMBAC shall not be in default on its obligations to Berkshire under this Agreement or under either of the AMBAC Surety

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Bonds and (y) no event shall have occurred and be continuing that would prevent or would reasonably be expected to prevent AMBAC from making payment of any amount required to be paid by AMBAC under the AMBAC Surety Bonds when due thereunder, or under any other surety bond implementation agreement or surety bonds issued in connection with the Facility, then, notwithstanding the next preceding paragraph, AMBAC may exercise all available rights under the Operative Documents and applicable law for the purpose of claiming reimbursement from Oglethorpe for amounts paid under either of the AMBAC Surety Bonds and for purposes of recovering such amount from any collateral available to AMBAC or through the exercise of any rights to which AMBAC has been subrogated.

(f)            If at any time Oglethorpe shall provide or be required to provide any Qualifying Additional Security or other additional collateral in the nature of a letter of credit, guaranty or surety bond (or other collateral that may provide subrogation rights to any Person) for its obligations under the Operative Documents, Oglethorpe agrees that, unless each of Berkshire and AMBAC consents thereto (or shall have been released from liability under the Berkshire Surety Bonds or AMBAC Surety Bonds, as applicable, and shall have received payment in full of all amounts with respect thereto), it will ensure that (i) the issuer or provider of such Qualifying Additional Security or other collateral waives and agrees that it will not exercise any subrogation rights with respect thereto without the prior written consent of such Surety Bond Provider, and (ii) without limitation of any other rights of such Surety Bond Provider, such Qualifying Additional Security shall be issued on terms such that it shall be practicable for such Surety Bond Provider to benefit therefrom as part of the right, title and interest that such Surety Bond Provider shall acquire in the event that such Surety Bond Provider shall have acquired the Beneficial Interest or the Subrogation Interest in accordance with the terms of the Berkshire Documents or AMBAC Surety Documents, as applicable.

(g)           The rules specified in this Section 5(g) are subject to the provisions of Section 5(e).  In the event that Berkshire shall give notice of exercise of its purchase option under the Berkshire Assignment Agreement, Berkshire shall give prompt notice of such exercise to AMBAC, whereupon AMBAC shall have no further right to exercise its right under the AMBAC Assignment Agreement if Berkshire shall not be in default on its obligation to pay the purchase price under the Berkshire Assignment Agreement when due.  In the event that AMBAC shall give notice of exercise of its purchase option under the AMBAC Assignment Agreement, AMBAC shall give prompt notice of such exercise to Berkshire, whereupon Berkshire shall have no further right to exercise its right under the Berkshire Assignment Agreement if AMBAC shall not be in default of its obligation to pay the purchase price under the AMBAC Assignment Agreement when due.  In the event that Berkshire shall give notice of exercise of its purchase option under the Berkshire Assignment Agreement in accordance with the terms thereof and hereof and AMBAC shall give notice of exercise of its purchase option under the AMBAC Assignment Agreement in accordance with the terms thereof and hereof, then in each case such notice of exercise shall be ineffective if the Purchase Option Election (as defined in the Berkshire Assignment Agreement or the AMBAC Assignment Agreement) relating to such exercise by such party shall be received by the Owner Participant after the Owner Participant shall have received the Purchase Option Election relating to such

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exercise by the other party.  If the Purchase Option Election (as defined in the Berkshire Assignment Agreement) and the Purchase Option Election (as defined in the AMBAC Assignment Agreement) are received or deemed received simultaneously, the Purchase Option Election (as defined in the Berkshire Assignment Agreement) shall be ineffective.

Notwithstanding any provision to the contrary of the Berkshire Assignment Agreement or the AMBAC Assignment Agreement, if a conforming demand for payment has been made under the AMBAC Surety Bonds and AMBAC is not in default thereunder, Berkshire shall not (so long as no such default has occurred and shall be continuing) give notice that it is exercising or exercise its purchase option under the Berkshire Assignment Agreement, (ii) if a conforming demand for payment has been made under the AMBAC Surety Bonds that has not been paid by AMBAC and no demand for payment shall have been made under the Berkshire Surety Bonds, AMBAC may, in accordance with the terms of the AMBAC Assignment Agreement, give notice that it is exercising and exercise its purchase option thereunder (but any such exercise shall be subject to the rules in the preceding paragraph) and (iii) if a conforming demand for payment has been made under the Berkshire Surety Bonds and Berkshire shall not have been indefeasibly paid or reimbursed the full amount of all Berkshire Obligations, AMBAC shall not (until such circumstances shall no longer exist) exercise its purchase option under the AMBAC Assignment Agreement, and any attempt by AMBAC to exercise such purchase option in such circumstances shall be void, ineffective and deemed withdrawn.  In addition, so long as AMBAC is not in default under the AMBAC Surety Bonds, if a Trigger Event (as defined in the Berkshire Assignment Agreement) (other than a Trigger Event described in clause (d) of the definition of that term) shall have occurred, Berkshire agrees that it shall not give notice of its exercise of its purchase option thereunder until the expiration of at least 21 days after the date of the occurrence of such Trigger Event or, if earlier, the date on which the provisions of this sentence are waived in writing by AMBAC.

In the event that (A) either (i) Berkshire shall have acquired the Beneficial Interest pursuant to the Berkshire Assignment Agreement and shall have paid the purchase price thereunder or (ii) Berkshire shall have acquired the Subrogation Interest under either of the Surety Bonds in consideration of Payment in Full (as defined therein), and (B) AMBAC shall have made one or more payments under the AMBAC Surety Bonds, then, if Berkshire shall subsequently dispose of the Beneficial Interest or the Subrogation Interest (including pursuant to Section 4(c) hereof) for an amount in excess of Unpaid Amount (as defined below), Berkshire shall, upon request by and at the expense of AMBAC, do either of the following (at the election of Berkshire): (1) pay to AMBAC an amount equal to the lesser of the amount of such excess to which Berkshire shall be entitled and the amount then owing to AMBAC under the AMBAC Surety Bonds or the AMBAC Guaranty Agreement (as certified by AMBAC), subject to such indemnities and other conditions as Berkshire may require, and without recourse and without representations or warranties of any kind, express, implied or otherwise, or (2) interplead such excess amount (or, if less, the amount claimed by AMBAC) with a court of competent jurisdiction in an action against AMBAC, Oglethorpe and such other parties as Berkshire may determine in its sole discretion.

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In the event that (A) Berkshire shall have acquired the Beneficial Interest pursuant to the Berkshire Assignment Agreement and shall have paid the purchase price thereunder, or (B) Berkshire shall have acquired the Subrogation Interest under either of the Surety Bonds in consideration of Payment in Full (as defined therein), and AMBAC shall thereafter pay to Berkshire an amount equal to the Unpaid Amount, Berkshire shall, upon request by and at the expense of AMBAC, do either of the following (at the election of Berkshire): (1) assign to AMBAC all right, title and interest, if any, then held by Berkshire in the Beneficial Interest or such rights, as the case may be, without recourse and without representations or warranties of any kind, express, implied or otherwise, or (2) disclaim any remaining interest in the Subrogation Interest or the Beneficial Interest, as the case may be, and interplead such interest with a court of competent jurisdiction in an action against AMBAC, Oglethorpe and such other parties as Berkshire may determine in its sole discretion.

As used herein, the term “Unpaid Amount” means (1) the sum of (a) the purchase price and all other amounts paid by Berkshire in connection with its acquisition of the Beneficial Interest or the Subrogation Interest, as the case may be, (b) all other amounts owing to Berkshire under the Operative Documents, the Surety Bond Documents, the Berkshire Assignment Agreement and the Berkshire Guaranty Agreement, (c) all other amounts paid or incurred by Berkshire in connection with such acquisition and/or the exercise of rights and remedies under such documents and/or to liquidate or otherwise realize on the Beneficial Interest, the Subrogation Interest or any part thereof or to recover any amounts paid or incurred by or owing to it, including reasonable attorneys’ fees and disbursements of counsel, and (d) interest accrued on all such amounts at the Overdue Rate from the date paid or incurred, minus (2) any amounts theretofore indefeasibly paid to or received by Berkshire in respect of the foregoing, including amounts paid by AMBAC to Berkshire under either of the AMBAC Surety Bonds.

In the event that the Owner Participant shall receive a notice of election of purchase option from AMBAC under the AMBAC Assignment Agreement or from Berkshire under the Berkshire Assignment Agreement and within three Business Days after the Owner Participant shall have received such notice the non-exercising Surety Bond Provider shall not deliver to the Owner Participant a notice stating in substance that the relevant notice of exercise is not consistent with the arrangements between such Surety Bond Providers specified in this Agreement, it shall be conclusively presumed that such notice of exercise is so consistent and the Owner Participants may rely thereon without further investigation.  In the event that the non-exercising Surety Bond Provider shall deliver to it such a notice, then the Owner Participant may without liability suspend performance of its obligations under the AMBAC Assignment Agreement or the Berkshire Assignment Agreement, as the case may be, unless and until it shall have received evidence reasonably satisfactory to it (an order of a competent court shall be deemed satisfactory) that the relevant notice of exercise is so consistent or that it is not objected to by AMBAC or Berkshire, as the case may be; and any period with respect to the performance of obligations by all parties in consequence of the giving of such notice of exercise under the AMBAC Assignment Agreement or the Berkshire Assignment Agreement, as the case may be, shall be tolled during the period of such suspension.  Each of AMBAC, Berkshire and the Owner Participant shall, in giving any notice

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pursuant to this paragraph to any person, provide to whichever among AMBAC, Berkshire and the Owner Participant is neither the addressee nor the giver of such notice a copy of such notice substantially simultaneously with the giving thereof to the addressee thereof.

(h)           If (i) the Owner Participant receives written notice that any motion or other proceeding has been instituted in any Insolvency Proceeding (as defined below) that claims or alleges that any payment that is an Excepted Payment that was made to the Owner Participant or the Head Lessee by or for the account of Oglethorpe under any Operative Document or by or for the account of AMBAC under any AMBAC Surety Document is avoided or should be avoided or that avoidance of any such payment has or should be deemed to have occurred or that any other event has occurred that would constitute an Avoidance Event as defined in either of the Berkshire Surety Bonds, and (ii) the Owner Participant, the Owner Trustee or the Co-Trustee shall have appeared in or shall be a party to such Insolvency Proceeding or to such motion or other proceeding, the Owner Participant shall use its good faith efforts to give notice thereof to Berkshire (and without liability for any failure to provide such notice unless the Owner Participant was not acting in good faith) and shall not object to any motion or other action by Berkshire to intervene or to participate in such motion or other proceeding at Berkshire’s own expense to contest such claim or allegation.  “Insolvency Proceeding” means the commencement, after the date hereof, of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against any person, or the commencement, after the date hereof, of any proceedings by or against any person for the winding up or the liquidation of its affairs, or the consent after the date hereof to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or proceedings similar to the foregoing relating to any person.

(i)            Without limitation of the provisions of paragraph (a) of this Section 5, in the event that any payment by Berkshire pursuant to either of the Berkshire Surety Bonds shall be based upon an improper or incorrect determination by any of the beneficiaries thereof that there shall have existed a basis for the delivery of any demand for payment thereunder, Berkshire shall (to the extent not repaid) be deemed to have received an assignment from Oglethorpe of such right, if any, as Oglethorpe may have to recover an amount corresponding to such payment or any portion thereof; provided, however, that Berkshire shall have no right to recover any such amounts under the AMBAC Surety Bonds except to the extent that the amount thereof is otherwise payable thereunder.

(j)            In the event that Berkshire shall give a Notice of Termination pursuant to paragraph 5 of either of the Surety Bonds, it shall promptly give notice to AMBAC and Oglethorpe thereof.  Berkshire shall not enter into any amendment of the provisions of clause (vii) of paragraph 5 of either of the Surety Bonds pertaining to the delivery of Notices of Termination thereunder except with the written consent of AMBAC, provided that AMBAC shall not be in breach of its obligations under the AMBAC Surety Bonds.  Oglethorpe hereby agrees to give notice to the Owner Participant and to AMBAC of Oglethorpe’s payment of the Unpaid Premium Amount (as defined in the notice of Termination) and evidence thereof (which evidence shall be reasonably satisfactory to the

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requesting party or parties) no later than one Business Day following a request by the Owner Participant or AMBAC, as the case may be, for such information.

Section 6.               Miscellaneous.

(a)                                  Consents.  The Owner Participant covenants and agrees that it shall not unreasonably withhold its consent to any consent requested of the Facility Lessor under the terms of the Berkshire Documents that by its terms is not to be unreasonably withheld by the Facility Lessor.  Each party to this Agreement hereby consents to the execution of this Agreement, the other Berkshire Documents and the AMBAC Surety Documents by each other party hereto or thereto and to the performance by such other parties of their respective obligations hereunder and thereunder.  The Owner Participant agrees that it will not instruct the Owner Trustee or the Co-Trustee to take any action in violation of the express terms of this Agreement.  RMLC irrevocably consents to the subrogation of and transfer by the RMLC Assignee to Berkshire of the Subrogation Interest and the Additional Subrogation Interest if, as and when provided hereunder and the Berkshire Sublease Surety Bond.  Berkshire acknowledges that any reference in this Agreement or the Berkshire Surety Bonds to rights of RMLC and the Facility Lessor, respectively, to which Berkshire may be subrogated or of which it may receive an assignment shall be construed in a manner consistent with the grant by RMLC of a security interest pursuant to the Facility Sublease Assignment Agreement; and accordingly, without limitation, in the event that the Lien of the Facility Sublease Assignment Agreement shall have been discharged the rights of the Facility Lessor may have correspondingly reverted to RMLC.

(b)                                 Amendments and Waivers.  No term, covenant, agreement or condition of this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

(c)                                  Operative Documents.  The parties hereto acknowledge and agree that this Agreement, each of the Berkshire Documents and the AMBAC Surety Documents are and shall be Operative Documents, provided that the Agreement Regarding Surety Bonds and the Berkshire Guaranty Agreement shall be Operative Documents if and only if Berkshire or a designee of Berkshire shall acquire, by subrogation, assignment, purchase or otherwise, the Owner Participant’s Beneficial Interest or the Subrogation Interest or the rights of the Owner Participant or the Head Lessee under the Operative Documents and, at the time of such acquisition or at the time that Berkshire or any designee of Berkshire shall be committed to make such acquisition or at any time thereafter, either (A) an Event of Default or a Head Lessor Event of Default shall exist or (B) Berkshire shall have received a demand for payment under either of the Berkshire Surety Bonds.

(d)                                 Notices.  Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the

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case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to each party hereto at its address set forth in the Participation Agreement or, in the case of Berkshire, set forth in the Surety Bonds, or, in the case of any such party hereto, at such other address as such party may from time to time designate by written notice to the other parties hereto.

(e)           Survival.  All warranties, representations, indemnities and covenants made by any party hereto, herein or in any certificate or other instrument delivered by any such party or on behalf of any such party under this Agreement shall be considered to have been relied upon by each other party hereto and shall survive the consummation of the transactions contemplated hereby and in the other Berkshire Documents regardless of any investigation made by any such party or on behalf of any such party.

(f)            Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms of the Operative Documents, the Berkshire Documents or the AMBAC Surety Documents, as applicable.  The Owner Participant covenants that prior to any transfer of its Beneficial Interest or any interest therein it will ensure that any transferee owner participant or transferee of any such interest (in each case other than AMBAC, but subject to the requirements of the Participation Agreement) executes an agreement assuming the obligations of the Owner Participant under this Agreement (including this Section).

(g)           Governing Law.  This Agreement has been delivered in the State of New York and shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance.

(h)           Severability.  If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

(i)            Counterparts.  This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Agreement.

(j)            Headings and Table of Contents.  The headings of the sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

(k)           Limitation of Liability.  The Trust Company is entering into the Operative Documents to which it is a party solely as trustee under the Trust Agreement and not in its individual capacity, except as expressly provided herein or therein, and in no case whatsoever shall either Trust Company be personally liable for, or for any loss in respect of, any of the statements, representations, warranties, agreements or obligations of Facility Lessor or Head Lessee, as applicable, hereunder or under any other Surety Bond Document, as to all of which the other parties hereto agree to look solely to the Trust

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Estate; provided, however, that the Trust Company shall be liable hereunder for its own gross negligence or willful misconduct or for a breach of its representations, warranties and covenants made in its individual capacity in Section 3 hereof.

(l)                                     Consent to Jurisdiction.  Each of the parties hereto (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County (without prejudice to the right of any party to remove to the United States District Court for the Southern District of New York) and to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this Agreement, the other Berkshire Documents, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby brought by any of the parties hereto or their successors or assigns; (ii) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court, or in such federal court; and (iii) to the extent permitted by Applicable Law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement, the other Berkshire Documents, or the subject matter hereof or thereof may not be enforced in or by such court.

(m)                               Waiver of Trial by Jury.  To the extent permitted by applicable law, each of the parties hereto hereby irrevocably waives the right to demand a trial by jury, in any such suit, action or other proceeding arising out of this Agreement, the other Berkshire Documents, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby brought by any of the parties hereto or their successors or assigns.

(n)                                 Further Assurances.  Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by and at the expense of any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement and the other Berkshire Documents and the AMBAC Surety Documents.

Section 7.               Insurer Agreements Regarding Documents.  AMBAC consents to the Owner Participant, the Owner Trustee and the Co-Trustee entering into and performing their obligations under the Berkshire Documents.   Berkshire consents to the Owner Participant, the Owner Trustee and the Co-Trustee entering into and performing their obligations under the AMBAC Surety Documents.

Section 8.               Lender’s Rights and Liens Unaffected.  (a)  Notwithstanding anything in this Agreement, any other Berkshire Document or any AMBAC Surety Document to the contrary, each of the parties hereto agrees and acknowledges that nothing in the Berkshire Documents or the AMBAC Surety Documents shall affect the rights or obligations of the Lender under the Operative

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Documents as in effect immediately prior to the date hereof except as expressly set forth in the Operative Documents (other than the Berkshire Documents, the Berkshire Guaranty Agreement, the AMBAC Surety Documents or this Agreement) as amended as of the date hereof;

(b)           notwithstanding anything in this Agreement, any other Berkshire Document or any AMBAC Surety Document to the contrary, Berkshire (i) acknowledges the Lien of the Lender under the Loan Agreement and the Deed to Secure Debt over, inter alia, all of the rights and remedies of the Head Lessee and the Facility Lessor in and under the Operative Documents (except to the extent constituting Excepted Payments or Excepted Rights), and (ii) agrees that (A) such rights and remedies of the Head Lessee and the Facility Lessor to which Berkshire would be subrogated effective upon Berkshire’s “Payment in Full” as is defined and set forth in paragraph 11(f) of each of the Berkshire Surety Bonds shall remain subject to such Lien of the Lender (except to the extent constituting Excepted Payments or Excepted Rights), for as long as the Loan Agreement or the Deed to Secure Debt shall not have been terminated pursuant to the terms thereof, and (B) that it will not exercise any rights of subrogation, assignment or similar rights created or permitted under the Berkshire Documents or this Agreement so as to interfere with the rights and remedies of the Lender under the Operative Documents as in effect immediately prior to the date hereof except as expressly set forth in the Operative Documents (other than the Berkshire Documents, the Berkshire Guaranty Agreement, the AMBAC Surety Documents, the Lender Consent (as defined in the Agreement Regarding Surety Bonds) or this Agreement) as amended as of the date hereof;

(c)           notwithstanding anything in this Agreement, any other Berkshire Document or any AMBAC Surety Document to the contrary, AMBAC (i) acknowledges the Lien of the Lender under the Loan Agreement and the Deed to Secure Debt over all of the rights and remedies of the Head Lessee and the Facility Lessor in and under the Operative Documents (except to the extent constituting Excepted Payments or Excepted Rights), and (ii) agrees that (A) such rights and remedies of the Head Lessee and the Facility Lessor to which AMBAC would be subrogated effective upon AMBAC’s “Payment in Full” as is defined and set forth in paragraph 11(f) of each of the AMBAC Surety Bonds shall remain subject to such Lien of the Lender (except to the extent constituting Excepted Payments or Excepted Rights), for as long as the Loan Agreement has not been terminated pursuant to the terms thereof, and (B) that it will not exercise any rights of subrogation, assignment or similar rights created or permitted under the AMBAC Surety Documents so as to interfere with the rights and remedies of the Lender under the Operative Documents as in effect immediately prior to the date hereof except as expressly set forth in the Operative Documents (other than the Berkshire Documents, the Berkshire Guaranty Agreement, the AMBAC Surety Documents, the Lender Consent or this Agreement) as amended as of the date hereof; and

(d)           the parties hereto agree that the Lender shall be the intended third party beneficiary of this Section 8.  This Section 8 cannot be amended, supplemented or otherwise modified without the prior written consent of the Lender.

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Section 9.               Termination Upon Release of Berkshire.  This Implementation Agreement and the Berkshire Assignment Agreement and all rights and obligation of the parties hereunder and thereunder shall automatically terminate without any action by or liability of any of the parties hereto and be of no further force and effect on the first date on which all of the following conditions are satisfied: (x) the Berkshire Surety Bonds are terminated or released, (y) Berkshire shall have no further obligation or liability thereunder, hereunder or under the Berkshire Assignment Agreement and (z) Berkshire shall have received indefeasible payment of all amounts (if any) due under the Berkshire Guaranty Agreement (without regard to any limitation of the amounts so due by reason of applicable law) or any other Operative Document or Surety Bond Document.  For the avoidance of doubt, nothing in this Section 9 shall affect or limit the indemnification obligations of Oglethorpe under Sections 11.1 and 11.2 of the Participation Agreement, Section 2.03 of the AMBAC Guaranty Agreement or Section 2.03 of the Berkshire Guaranty Agreement.  Upon such termination, (i) all references to Berkshire in any Operative Document shall be disregarded (other than as provided in the preceding sentence) and such document shall be deemed modified accordingly and (ii) each of the parties hereto shall, at the request of any other party hereto but at the expense of Oglethorpe, execute and deliver an instrument in form and substance reasonably satisfactory to the parties thereto evidencing the termination of this Implementation Agreement, the Berkshire Assignment Agreement and the rights and obligations hereunder of the parties thereto.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Surety Bond Implementation Agreement (P1) to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first written above.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

By:	/s/ Thomas A. Smith
	Name:	Thomas A. Smith
	Title:	President and Chief Executive Officer

(CORPORATE SEAL)

Attest:	/s/ Patricia N. Nash
	Name:	Patricia N. Nash
	Title:	Secretary

ROCKY MOUNTAIN LEASING CORPORATION

By:	/s/ Elizabeth B. Higgins
	Name:	Elizabeth B. Higgins
	Title:	President

Attest:	/s/ Patricia N. Nash
	Name:	Patricia N. Nash
	Title:	Assistant Secretary

22

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity, except to the extent provided in the Participation Agreement, but solely as Owner Trustee under the Trust Agreement

By:	/s/ Mark A. Forgetta
	Name:	Mark A. Forgetta
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity, except to the extent provided in the Participation Agreement, but solely as Co- Trustee under the Trust Agreement

By:	/s/ Jack Ellerin
	Name:	Jack Ellerin
	Title:	Vice President

PHILIP MORRIS CAPITAL CORPORATION

By:	/s/ Alex T. Russo
	Name:	Alex T. Russo
	Title:	Vice President

23

AMBAC ASSURANCE CORPORATION

By:	/s/ Michael C. Morcom
	Name:	Michael C. Morcom
	Title:	First Vice President

BERKSHIRE HATHAWAY ASSURANCE CORPORATION

By:	/s/ Kara Raiguel
	Name:	Kara Raiguel
	Title:	Vice President

By:	/s/ [signature illegible]
Name:
	Title:	Vice President

24

EXHIBIT A

Form of Berkshire Head Lease Surety Bond

SURETY BOND
(Head Lease-P1)

Berkshire Hathaway Assurance Corporation

3024 Harney Street

Omaha, NE 68131

Facsimile No.:  (402) 916-3237

Effective Date: May 22, 2009	Policy No. 98SRD102494

Berkshire Hathaway Assurance Corporation (together with its successors and permitted assigns, “Berkshire”), in consideration of the payment to it on the date hereof and from time to time hereafter of the premium payable in respect of this Surety Bond as separately agreed between Berkshire and Oglethorpe Power Corporation (An Electric Membership Corporation) (together with its successors and permitted assigns, “Oglethorpe”) (such payment and any future payments of premium in respect of this Surety Bond being collectively referred to as the “Premium”), receipt of which for the amount of such premium payable on the date hereof is hereby acknowledged, and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably guarantees to (a) U.S. Bank National Association, successor in interest to SunTrust Bank, Atlanta, as Co-Trustee (together with its successors and assigns, the “Head Lessee”) under the Rocky Mountain Head Lease Agreement (P1) dated as of December 30, 1996 by and between Oglethorpe and the Head Lessee (as amended, modified, supplemented and in effect from time to time, the “Head Lease”), and (b) Philip Morris Capital Corporation (together with its successors and assigns, the “Owner Participant” and, together with the Head Lessee, the “Guaranteed Parties”), the full and complete payment, without duplication, of (i) any and all amounts of (A) Termination Value and amounts computed by reference to Termination Value under the Head Lease and (B) the Oglethorpe Portion of Equity Termination Value and amounts computed by reference to the Oglethorpe Portion of Equity Termination Value under the Participation Agreement (P1) dated as of December 30, 1996, by and among Oglethorpe, Rocky Mountain Leasing Corporation (“RMLC”), the Head Lessee, U.S. Bank National Association, successor in interest to Fleet National Bank, as Owner Trustee, the Owner Participant and Utrecht-America Finance Co. (“Lender”) (as amended, modified, supplemented and in effect from time to time, the “Participation Agreement” and, together with the Head Lease, the “Subject Agreements”), and (ii) all amounts payable by AMBAC Assurance Corporation (formerly known as AMBAC Indemnity Corporation) (together with its successors and permitted assigns, “AMBAC”) under the Amended and Restated Surety Bond (Head Lease-P1) issued on May 22, 2009, Policy No. SF0003BE (the “AMBAC Surety Bond”), executed by AMBAC in favor of the Guaranteed Parties (all such amounts under clauses (i) and (ii) above, together with any other payments due (or, if payable upon demand, that shall be accrued and unpaid and, unless demand therefor shall have been stayed by operation of law, shall have been duly demanded) at such time constituting obligations of Oglethorpe under the Participation

Agreement or the other Operative Documents, being referred to as the “Covered Obligations”) as at any time such payments are (1) in the case of clause (i) above, due from Oglethorpe under the terms of the Head Lease, the Participation Agreement or any of the other Operative Documents but shall not be so paid, or are payable by, or the present payment of which are payable upon demand, and could be demanded from, Oglethorpe pursuant to the terms of the Head Lease, the Participation Agreement or any of the other Operative Documents absent the operation of a stay or other order issued in an Insolvency Proceeding (as hereinafter defined) pertaining to the insolvency of Oglethorpe, and have not been paid, or (2) in the case of clause (ii) above, due from AMBAC under the terms of the AMBAC Surety Bond and shall not be so paid, or are payable by, or the present payment of which could be demanded from, AMBAC under the terms of the AMBAC Surety Bond absent the operation of a stay or other order issued in an Insolvency Proceeding pertaining to the insolvency of AMBAC, but have not been paid; provided that, except in circumstances in which Payment in Full (as defined below) is payable in accordance with the terms hereof, the amount available at any particular time to be paid by Berkshire hereunder shall be not more than the Deficiency computed as provided in the form of Demand for Payment annexed hereto as Attachment I or the amount computed as provided in the form of Demand for Avoided Payment (as defined below) annexed hereto as Attachment II, as the case may be, and in either case not exceed (i) the Surety Bond Coverage (as defined in paragraph 7 hereof), plus (ii) interest at the Overdue Rate on any amounts due and payable by Berkshire hereunder from and including the date such amounts are due and payable by Berkshire hereunder plus (iii) expenses payable by Berkshire under paragraph 12 hereof.  Capitalized terms used herein or in any Demand for Payment, Demand for Avoided Payment or Notice of Termination (as defined below) but not defined herein or therein shall have the respective meanings set forth in Appendix A to the Participation Agreement.  The general provisions of such Appendix A shall apply to terms used in this Surety Bond and defined herein or therein.

1.                                       Upon receipt by Berkshire of a demand for payment for a portion or all of the unpaid amount of the Covered Obligations in an amount up to and including, but not exceeding, the Surety Bond Coverage (the “Deficiency”) conforming to and in the form attached hereto as Attachment I (a “Demand for Payment”), with all blank spaces therein for variable information completed, duly executed by the Head Lessee and the Owner Participant and certifying that:

(a)           either (i) at least two Business Days prior to the date of such Demand for Payment, the Head Lessee or the Owner Participant demanded in writing (such demand being the “Oglethorpe Payment Demand”) payment from Oglethorpe of an amount (the “Oglethorpe Claimed Amount”) not less than the Deficiency, and such Oglethorpe Claimed Amount was then due and payable and as of the date of the Demand for Payment hereunder continues to be due and payable, or (ii) for a period of at least two Business Days prior to the date of delivery of the Demand for Payment hereunder, the Head Lessee or the Owner Participant has been and continues to be stayed (as a consequence of an Insolvency Proceeding pertaining to the insolvency of Oglethorpe) or has been and continues to be otherwise legally prohibited from making an Oglethorpe Payment Demand, and but for the existence of such stay or other prohibition, the Head Lessee or the Owner Participant would have been entitled to make such Oglethorpe Payment Demand and the Oglethorpe Claimed Amount would thereupon have become due and payable by Oglethorpe; provided, however, that the certification set forth in this clause (a) shall not be required in a Demand for Payment that is made after payment of the first Surety Bond Payment Amount, and

(b)           either (i)(A) at least one Business Day prior to the date of such Demand for Payment hereunder, (1) the Head Lessee and the Owner Participant demanded in writing (such demand being the “AMBAC Payment Demand”) payment from AMBAC of the unpaid portion of the Oglethorpe Claimed Amount or, if less, the maximum amount then payable under the AMBAC Surety Bond (the amount demanded under the AMBAC Surety Bond being the “AMBAC Claimed Amount”) under and in compliance with the terms of the AMBAC Surety Bond, and (2) all or any portion of the AMBAC Claimed Amount was then due and payable under the terms of the AMBAC Surety Bond, and (B) such AMBAC Claimed Amount or any portion thereof remains unpaid, or (ii) for a period of at least one Business Day prior to the date of delivery of the Demand for Payment hereunder, the Head Lessee or the Owner Participant has been and continues to be stayed (as a consequence of an Insolvency Proceeding pertaining to the insolvency of AMBAC) or has been and continues to be otherwise legally prohibited from making an AMBAC Payment Demand, and but for the existence of such stay or other prohibition, the Head Lessee or the Owner Participant would have been entitled to make such AMBAC Payment Demand and the AMBAC Claimed Amount or the applicable Surety Bond Payment Amount then payable under the AMBAC Surety Bond would thereupon have become due and payable by AMBAC, and

(c)           the Head Lessee or the Owner Participant has delivered to Berkshire (i) at least two Business Days prior to the date of such Demand for Payment, either a copy of the Oglethorpe Payment Demand or written notice that delivery thereof has been stayed or otherwise prohibited as contemplated above, except that no such certification or delivery shall be required in a Demand for Payment made after payment of the first Surety Bond Payment Amount, and (ii) at least one Business Day prior to the date of such Demand for Payment, either a copy of the AMBAC Payment Demand or written notice that delivery thereof has been stayed or otherwise prohibited as contemplated above, and

(d)           as of the date of such Demand for Payment hereunder, a Deficiency exists, and

(e)           neither Ambac nor any Affiliate of AMBAC shall have become the Owner Participant or shall be a party to any contract or arrangement (other than the AMBAC Surety Documents, the Implementation Agreement and, if applicable, the Loan Agreement, the Loan Certificate and the Deed to Secure Debt (collectively, the “AMBAC Documents”)) with the Owner Participant or any Affiliate thereof or the Owner Trustee pursuant to which AMBAC or any such Affiliate of AMBAC shall have acquired or shall (other than as provided in the AMBAC Documents) have the right to acquire all or substantially all of the economic benefits attributable to the Beneficial Interest, the Trust Estate or the Leasehold Interest or any substantial part thereof or interest therein,

Berkshire will pay to the Head Lessee or the Owner Participant (as specified in such Demand for Payment and at the place of payment set forth in such Demand for Payment), on the Business Day following the date of receipt of such Demand for Payment, an amount equal to the

Deficiency (but in no event to exceed the Surety Bond Coverage), in each case by wire transfer as specified in such Demand for Payment.  Berkshire shall also pay interest at the Overdue Rate on any amounts payable hereunder and on accrued but unpaid interest thereon (to the extent permitted by law) from and including the date such amounts are due and payable hereunder to (but excluding) the date of payment.

2.             A Demand for Payment, a Demand for Avoided Payment, a copy of an Oglethorpe Payment Demand (or written notice that delivery thereof has been stayed or otherwise prohibited) delivered under clause (1)(c)(i) hereof, if required hereunder, or a copy of an AMBAC Payment Demand (or written notice that delivery thereof has been stayed or otherwise prohibited) delivered under clause (1)(c)(ii) hereof shall be personally delivered or sent by telecopy to Berkshire at Berkshire’s “Address for Notice” set forth in paragraph 8 hereof.  Any Demand for Payment, Demand for Avoided Payment or copy or notice pursuant to the next preceding sentence so received by Berkshire after 2:00 p.m. New York City time on any Business Day or on any day that is not a Business Day shall be deemed to have been received by Berkshire prior to 2:00 p.m., New York City time, on the next succeeding Business Day.  As used herein, the term “Business Day” shall mean any day other than a Saturday, a Sunday or any day on which banking institutions in New York, New York are authorized or required by law to be closed.  If a Demand for Payment or Demand for Avoided Payment made hereunder is not, in any instance, effected in accordance with the terms and conditions of this Surety Bond, Berkshire shall give notice to the Head Lessee and the Owner Participant, as promptly as reasonably practicable, that such Demand for Payment or Demand for Avoided Payment, as the case may be, was not effected in accordance with the terms and conditions of this Surety Bond and briefly state the reason(s) therefor.  Upon being notified that such Demand for Payment or Demand for Avoided Payment was not effected in accordance with the terms and conditions of this Surety Bond, the Head Lessee or the Owner Participant may attempt to correct any such nonconforming Demand for Payment or Demand for Avoided Payment, as the case may be.  Multiple Demands for Payment or Demands for Avoided Payment shall be permitted hereunder.

3.             [Intentionally omitted]

4.             Any service of process on Berkshire may be made to Berkshire at Berkshire’s “Address for Notice” set forth in paragraph 8 hereof, and such service of process shall be valid and binding as to Berkshire.

5.             This Surety Bond is noncancelable for any reason.  Subject to paragraph 6 below, this Surety Bond and the obligations of Berkshire hereunder shall terminate on the earliest of (i) so long as Berkshire is not in default with respect to any of its obligations hereunder, January 11, 2027, (ii) two (2) days after the Surety Bond Coverage is reduced to zero dollars, (iii) upon receipt by Berkshire of written notice from the Head Lessee and the Owner Participant stating that Berkshire is released from its obligations under this Surety Bond, (iv) the date on which payment is made by Berkshire in full of the amount required to be paid pursuant to a Demand for Payment, (v) except with respect to coverage for Avoided Payments, the date on which payment is made in full of all Covered Obligations of Oglethorpe or AMBAC or the date on which Oglethorpe or AMBAC are released (in a writing signed by the Head Lessee or the Owner Participant) from further liability in respect of all Covered Obligations, other than with the written consent of Berkshire, (vi) the date, if any, on which Ambac or any Affiliate of AMBAC shall have become the Owner Participant or shall be a party to any contract or arrangement (other than the AMBAC Documents) with the Owner Participant or any Affiliate thereof or the Owner Trustee pursuant to which AMBAC or any such Affiliate of AMBAC shall have acquired or shall (other than as provided in the AMBAC Documents) have the right to acquire all or substantially all of the economic benefits attributable to the Beneficial Interest, the Trust Estate or the Leasehold Interest or any substantial part thereof or interest therein,  and (vii) 80 days (the “Cure Period”) after the later of (x) the third Surety Bond Payment Date (as defined in the AMBAC Surety Bond) if AMBAC paid the first Surety Bond Payment Amount or (y) delivery by Berkshire to the Head Lessee and the Owner Participant (with a copy to AMBAC, unless delivery to AMBAC shall be stayed by law) of a notice in the form of Attachment III hereto (a “Notice of Termination”) in accordance with the notice procedures in this paragraph 5 unless Berkshire shall have received prior to the expiration of the Cure Period the full amount of the unpaid portion of the Premium referred to in the Notice of Termination or a Demand for Payment.

Berkshire shall deliver a Notice of Termination upon the Head Lessee and the Owner Participant in the following manner:

(i)                                     The Notice of Termination shall be sent by FedEx or other similar courier service (FedEx and any such other courier service being referred to herein as the “Courier Service”) to each of the Owner Participant and the Head Lessee at its address set forth in paragraph 8 hereof and to each of addressees listed on Exhibit A hereto at the addresses set forth on such Exhibit (as such Exhibit may be modified by written notice from the Owner Participant to Berkshire from time to time), and shall also be sent by email to the addressees listed on Exhibit A to the email addresses for such persons set forth on such Exhibit (as such Exhibit may be modified by written notice from the Owner Participant to Berkshire from time to time as provided above).

(ii)           Each Notice of Termination sent by Courier Service pursuant to this paragraph 5 shall be accompanied by a notice (printed on red paper) affixed to the outside of the envelope containing such Notice of Termination in the form of Attachment IV hereof.  Each notice sent by email shall also contain a notice in the form of Attachment IV.

(iii)          On the Business Day immediately preceding, on or within two Business Days following the date on which the Notice of Termination is sent by Courier Service as provided above, an officer, employee, representative or agent of Berkshire shall, between the hours of 9:00 a.m. and 5:00 p.m., New York time, place a telephone call to each of the persons listed on Exhibit A to the phone numbers listed on such Exhibit (as such Exhibit may be modified by written notice from the Owner Participant to Berkshire from time to time), and shall (A) if such person is available and answers the phone at such time, inform such person that such person “will be receiving by Courier Service an important Notice of Termination regarding the Oglethorpe Leveraged Lease Transaction (P1),” or (B) if

such person is not then available, use reasonable efforts to leave a voicemail message on such person’s voicemail, and a message with any person who then answers such person’s telephone, to the same effect as set forth in clause (A) above.

6.             Notwithstanding the provisions of paragraph 5 hereof, (a) if the payment of any amount in respect of the Covered Obligations is avoided (an “Avoidance Event”) under any applicable Insolvency Proceeding with respect to Oglethorpe or AMBAC, and, as a result of such Avoidance Event, the Head Lessee or the Owner Participant is required to return or turn over such avoided payment, or any portion of such avoided payment (an “AMBAC Avoided Payment” in the case of an Insolvency Proceeding with respect to AMBAC, an “Oglethorpe Avoided Payment” in the case of an Insolvency Proceeding with respect to Oglethorpe, and each an “Avoided Payment”), and (b) Berkshire has not theretofore made a payment of the maximum amount of the Surety Bond Coverage to the Head Lessee or the Owner Participant, Berkshire will pay (1) with respect to an Oglethorpe Avoided Payment, the amount thereof minus any payments (other than AMBAC Avoided Payments) with respect thereto made by AMBAC under the AMBAC Surety Bond, and (2) with respect to an AMBAC Avoided Payment, the sum of, without duplication, (x) the amount thereof plus (y) that portion of the Claimed Amount (as defined in the AMBAC Surety Bond) that remains unpaid as of the date the Demand for Avoided Payment relating thereto is given to Berkshire in accordance with paragraph 8 hereof, in each case out of the funds of Berkshire, when the applicable or related Avoided Payment is due to be paid pursuant to the Order referred to below, but in any event no earlier than the second Business Day following receipt by Berkshire of (i) a certified copy of an order of a court or other body exercising jurisdiction in such Insolvency Proceeding to the effect that the Head Lessee or the Owner Participant is required to return or pay over such Avoided Payment because such Avoided Payment was avoided as a preferential transfer or otherwise rescinded or required to be restored by the Head Lessee or the Owner Participant (the “Order”), (ii) a certificate by or on behalf of the Head Lessee or the Owner Participant that the Order has been entered and is not subject to any stay, and that the Head Lessee or the Owner Participant, as the case may be, has complied with or will timely comply with such order, (iii) an assignment, in the form of Exhibit A to the Demand for Avoided Payment, duly executed and delivered by the Head Lessee and the Owner Participant, irrevocably assigning to Berkshire all rights and claims of the Head Lessee and the Owner Participant (subject to the rights of the Lender as provided in the Loan Agreement) relating to or arising under the Operative Documents against (A) Oglethorpe or its estate, in the case of and with respect to an Oglethorpe Avoided Payment, or (B) AMBAC or its estate, in the case of and with respect to an AMBAC Avoided Payment and that portion of the Claimed Amount (as defined in the AMBAC Surety Bond) remaining unpaid as of the date of Demand for Avoided Payment and (iv) a demand for payment for a portion or all of the unpaid amount of the Avoided Payment and, in the case of an AMBAC Avoided Payment, any unpaid portion of the Claimed Amount, in an amount up to and including, but not exceeding, the amount set forth in the next succeeding paragraph, conforming to and in the form attached hereto as Attachment II (a “Demand for Avoided Payment”), with all blank spaces therein for variable information completed, duly executed by the Head Lessee and the Owner Participant, and containing the certifications set forth therein.  Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Head Lessee or the Owner Participant directly, unless and only to the extent the Head Lessee or the Owner Participant has made a payment of the Avoided Payment to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case Berkshire will pay the Head Lessee or the Owner Participant, as applicable, provided, that there has been delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to Berkshire and (b) evidence satisfactory to Berkshire that such payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.  “Insolvency Proceeding” means the commencement, after the date hereof, of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against any person, or the commencement, after the date hereof, of any proceedings by or against any person for the winding up or the liquidation of its affairs, or the consent after the date hereof to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or proceedings similar to the foregoing relating to any person.

Notwithstanding anything to the contrary herein, in no event shall Berkshire be obligated to make any payment (other than the payment of interest and expenses as herein provided) pursuant to any Demand for Avoided Payment, which payment, when added to all other payments (other than the payment of interest and expenses as herein provided) made under this Surety Bond and the Sublease Surety Bond, would exceed the Surety Bond Coverage as of the date applicable to such payment under the definition of “Surety Bond Coverage” in paragraph 7(j) hereof.

Upon receipt by Berkshire of any payment in respect of the Premium or any portion thereof, neither such payment nor any part thereof shall be subject to rebate, reduction or refund for any reason or under any circumstances whatsoever, including, without limitation, the payment or prepayment of Oglethorpe’s obligations under the Facility Sublease or any of the other Operative Documents or the obligations of AMBAC under the AMBAC Surety Bond or the AMBAC Sublease Surety Bond, or the termination or release of this Surety Bond or the AMBAC Surety Bond prior to the termination of the Subject Agreements.

7.                                       As used herein, the following capitalized terms shall have the following meanings:

(a)           “AMBAC Assignment Agreement” means the Agreement for Assignment on Default (P1) dated as of December 30, 1996 among the Owner Participant, the Owner Trustee, the Co-Trustee and AMBAC, as amended.

(b)           “AMBAC Purchase Option” means the “Purchase Option” under and as defined in the AMBAC Assignment Agreement.

(c)           “AMBAC Sublease Surety Bond” means the Amended and Restated Surety Bond (Facility Sublease-P1) issued on May 22, 2009, Policy No. SF0004BE, executed by AMBAC in favor of the “Guaranteed Parties” named therein.

(d)           “AMBAC Surety Documents” means, collectively, the AMBAC Surety Bond, the AMBAC Sublease Surety Bond and the AMBAC Assignment Agreement.

(e)           “Berkshire Assignment on Default” means the Berkshire Agreement for Assignment on Default (P1) dated as of the date hereof among Berkshire, the Co-Trustee, the Owner Trustee and the Owner Participant.

(f)            “Berkshire Purchase Option” means the “Purchase Option” under and as defined in the Berkshire Assignment on Default.

(g)           “Excluded Rights” means all rights, remedies and benefits under the Operative Documents of the Owner Participant in respect of the period on or prior to the date of Payment in Full (including, without limitation, under Sections 11 and 12 of the Participation Agreement and under the Tax Indemnity Agreement) that accrue in respect of or that are attributable to acts, omissions, facts or events existing or occurring on or prior to the time of Payment in Full, but excluding any amounts owing to the Owner Participant that are included in the calculation of the amount of such Payment in Full.

(h)          “Implementation Agreement” means the Surety Bond Implementation Agreement (P1), dated as of the date hereof, among Oglethorpe, RMLC, the Owner Participant, the Owner Trustee, the Co-Trustee, AMBAC and Berkshire.

(i)            “Sublease Surety Bond” means Surety Bond (Facility Sublease-P1) No. 98SRD102495 issued by Berkshire with respect to certain payment obligations of Oglethorpe under the Participation Agreement and certain payment obligations of AMBAC under the AMBAC Sublease Surety Bond.

(j)            “Surety Bond Coverage” means, for any period set forth on Schedule A attached hereto with respect to the payment of any Deficiency and any Avoided Payment hereunder, (x) the amount shown opposite the period in which the date on which the Demand for Payment of such Deficiency or Avoided Payment is given to Berkshire in accordance with paragraph 8 hereof or deemed given to Berkshire as set forth below in this paragraph (j); minus (y) any amounts (other than amounts that constituted AMBAC Avoided Payments) previously paid hereunder and under the Sublease Surety Bond, the AMBAC Surety Bond and the AMBAC Sublease Surety Bond.  The amount described in clause (y) above shall be determined without regard to any amounts previously paid comprising expenses payable under the AMBAC Surety Bond, the AMBAC Sublease Surety Bond, paragraph 12 hereof or under paragraph 12 of the Sublease Surety Bond or interest on amounts not paid by Berkshire when due and payable hereunder as provided in the last sentence of paragraph 1 hereof or the last sentence of paragraph 1 of the Sublease Surety Bond or interest on amounts not paid by AMBAC when due and payable under the AMBAC Surety Bond or the AMBAC Sublease Surety Bond (excluding any interest that could have been avoided under the AMBAC Surety Bond or the AMBAC Sublease Surety Bond had a Demand for Payment or Demand for Avoided Payment been made hereunder or under the Sublease Surety Bond at the earliest date provided for such a Demand for Payment or Demand for Avoided Payment, as the case may be, hereunder or thereunder).  With respect to any AMBAC Avoided Payment, the date on which Demand for Payment of such AMBAC Avoided Payment is deemed given to Berkshire for purposes of the first sentence of this paragraph 7(j) shall be the Business Day next following the date on which such AMBAC Avoided Payment was first demanded from AMBAC.  With respect to any Deficiency hereunder payable after AMBAC shall have paid the first Surety Bond Payment Amount, the date on which Demand for Payment of such Deficiency is deemed given to Berkshire for purposes of the first sentence of this paragraph 7(j) shall be the Business Day next following the date on which such first Surety Bond Payment Amount was first demanded from AMBAC.

(k)           “Surety Bond Payment Amount” has the meaning set forth in the AMBAC Surety Bond.

8.                                       Except as otherwise provided in paragraph 5 hereof and subject to paragraph 2 hereof, all notices, requests and other communications provided for herein shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the following addresses or, as to Berkshire, the Head Lessee, the Owner Participant or Oglethorpe, at such other address as shall be designated by such Person in a notice to each other such Person (such address with respect to any party, including copies as specified below, being the “Address for Notice” of such party), and all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid:

Berkshire

Berkshire Hathaway Assurance Corporation

c/o Berkshire Hathaway Group

100 First Stamford Place

Stamford, CT 06902

Attn:  General Counsel

Facsimile No.:  (203) 363-5221

with copies to:

Berkshire Hathaway Assurance Corporation
3024 Harney Street
Omaha, NE 68131
Attention:  President
Facsimile No.:  (402) 916-3237

and

Robert E. Bennett
99 Mill Lane
Norwell, MA 02061
Facsimile No.:  (781) 659-2491

Head Lessee

U.S. Bank National Association
EX-GA-ATPT
1349 W. Peachtree Street, Suite 1050
Atlanta, GA 30309
Facsimile No.:  (404) 898-2467
Telephone No.: (404) 898-8830
Attention: Jack Ellerin

Owner Participant

Philip Morris Capital Corporation

225 High Ridge Road

Suite 300 West

Stamford, Connecticut 06905

Facsimile No.:  (203) 708-8256

Telephone No.: (203) 708-8347

Attention: General Counsel

with a copy to:

Philip Morris Capital Corporation

225 High Ridge Road

Suite 300 West

Stamford, Connecticut 06905

Facsimile No.:  (203) 708-8256

Telephone No.: (203) 708-8204

Attention: Alex Russo, Vice President/Asset and Portfolio Management

9.             Berkshire’s obligations under this Surety Bond (a) are absolute and unconditional, (b) constitute a guaranty of payment and not a guaranty of collection, (c) shall be a continuing guaranty of all present and future Covered Obligations and all amendments, modifications, supplements, renewals of or extensions to the Covered Obligations, whether such amendments, modifications, supplements, renewals or extensions are evidenced by new or additional instruments, documents or agreements, and (d) shall be irrevocable.  The obligations of Berkshire to make any payment hereunder shall, to the extent permitted by Applicable Law, constitute separate and independent obligations of Berkshire, and give rise to separate and independent causes of action against Berkshire.  Berkshire specifically agrees that, subject to receipt by Berkshire of a Demand for Payment or a Demand for Avoided Payment conforming to and in the form of Attachment I or II hereto, as the case may be, it shall not be necessary, and that Berkshire shall not be entitled to require, before or as a condition of enforcing the liability of Berkshire under this Surety Bond or requiring payment or performance of the Covered Obligations by Berkshire hereunder, or at any time thereafter, that any Person:  (i) file suit or proceed to obtain or assert a claim for personal judgment against Oglethorpe, AMBAC or any other Person that may be liable for any Covered Obligation, (ii) other than as set forth in paragraph 1 hereof, make any other effort to obtain payment or performance of any Covered Obligation from Oglethorpe, AMBAC or any other Person that may be liable for such Covered Obligation, (iii) foreclose against or seek to realize upon any security now or hereafter existing for such Covered Obligation, (iv) other than as set forth in paragraph 1 hereof, exercise or assert any other right or remedy to which such Person is or may be entitled in connection with any Covered Obligation or any security or other guaranty therefor, or (v) other than as set forth in paragraph 1 hereof, assert or file any claim against the assets of Oglethorpe, AMBAC or any other Person liable for any Covered Obligation.

10.                                 THE OBLIGATIONS OF BERKSHIRE UNDER THIS SURETY BOND SHALL NOT BE REDUCED, LIMITED OR TERMINATED, NOR SHALL BERKSHIRE BE DISCHARGED FROM ANY THEREOF, FOR ANY REASON WHATSOEVER (other than by the payment of the Covered Obligations), including (and whether or not the same shall have occurred or failed to occur once or more than once and whether or not Berkshire shall have received notice thereof):

(a)           (i) any increase of, (ii) any extension of the time of payment or performance of, (iii) any other amendment or modification of any of the other terms and provisions of, (iv) any release, composition or settlement (whether by way of acceptance of a plan of reorganization or otherwise) of, (v) any subordination (whether present or future or contractual or otherwise) of, or (vi) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of, the Covered Obligations; provided, however, in each case that Berkshire’s obligation to make payments hereunder shall in no event be greater than the Surety Bond Coverage plus interest on amounts not paid by Berkshire when due and payable hereunder as provided in the last sentence of paragraph 1 hereof and expenses (other than expenses payable by AMBAC under the AMBAC Surety Bond or the AMBAC Sublease Surety Bond);

(b)           (i) any failure to obtain or any release of, (ii) any failure to protect or preserve, (iii) any release, compromise, settlement or extension of the time of payment of any obligations constituting, (iv) any failure to perfect or maintain the perfection or priority of any Lien upon, (v) any subordination of any Lien upon, or (vi) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of, any Lien or intended Lien upon, any collateral now or hereafter securing the Covered Obligations;

(c)          any invalidity or unenforceability of the Head Lease or any other Operative Document for any reason whatsoever, including any action taken pursuant to the Oglethorpe Mortgage;

(d)           any exercise of, or any election not or failure to exercise, delay in the exercise of, waiver of, or forbearance or other indulgence with respect to, any right, remedy or power available to a Guaranteed Party, including (i) any election not or failure to exercise any right of set-off, recoupment or counterclaim, (ii) any acceptance of partial payments on the Covered Obligations, and (iii) any election of remedies effected by a Guaranteed Party, whether or not such election affects the right to obtain a deficiency judgment;

(e)           receipt by the Guaranteed Parties (and holding thereby) of additional security or guaranties for the Covered Obligations or any part thereof;

(f)            any bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, dissolution, liquidation or the like with respect to, or in any manner affecting, RMLC, Oglethorpe, AMBAC, Berkshire or any other Person, or any obligation of Oglethorpe, RMLC or the RMLC Assignee under any Operative Document or of AMBAC under the AMBAC Surety Bond or any application of Section 502(b)(6) or other provision of the Bankruptcy Code that purports to limit Oglethorpe’s or RMLC’s obligations under the Operative Documents;

(g)           any limitation of the remedies of the Guaranteed Parties under the Head Lease or the other Operative Documents, or any limitation of the liability of Oglethorpe under the Head Lease or the other Operative Documents or of AMBAC under the AMBAC Surety Bond, which may now or hereafter be imposed by any Applicable Law;

(h)           any merger or consolidation of Oglethorpe, AMBAC or Berkshire into or with any other Person, or any transfer, conveyance, sale, lease or other disposition of any or all of the assets of Oglethorpe, AMBAC or Berkshire to any other Person, or any consent by the Head Lessee or the Owner Participant to any such merger, consolidation, transfer of assets or any other restructuring or termination of the corporate existence of Oglethorpe, AMBAC, Berkshire or any other Person;

(i)            any debt of Oglethorpe or AMBAC to any Person, including Berkshire;

(j)            any claim, set-off, deduction or defense AMBAC or Berkshire may have against any of the Head Lessee, the Owner Participant, Oglethorpe or the other parties to the Operative Documents or AMBAC, whether hereunder or under the Head Lease or the other Operative Documents or the AMBAC Surety Bond or independent of or unrelated to the transactions contemplated by the Head Lease or the other Operative Documents or the AMBAC Surety Bond (without prejudice to Berkshire’s right to assert such claim, set-off, deduction or defense in a separate action unrelated to any action for enforcement of this Surety Bond or the Covered Obligations, so long as Berkshire does not set-off the amount of such claim, set-off, deduction or defense against its obligation to pay the Covered Obligations hereunder); or

(k)           ANY OTHER ACT OR FAILURE TO ACT OR ANY OTHER EVENT OR CIRCUMSTANCE THAT (i) VARIES THE RISK OF BERKSHIRE UNDER THIS SURETY BOND OR (ii) BUT FOR THE PROVISIONS HEREOF, WOULD, AS A MATTER OF STATUTE OR RULE OF LAW OR EQUITY, OPERATE TO REDUCE, LIMIT OR TERMINATE THE OBLIGATIONS OF BERKSHIRE THEREUNDER OR DISCHARGE BERKSHIRE FROM ANY THEREOF.

Anything contained herein to the contrary notwithstanding, Berkshire shall be released from further liability hereunder to the extent that any of the Guaranteed Parties in writing releases, other than with the written consent of Berkshire, AMBAC in respect of its obligations under the AMBAC Surety Bond or the AMBAC Sublease Surety Bond.

11.                                 (a)                                  Berkshire waives any defense to, and any set-off, counterclaim and claim of recoupment against, the Covered Obligations that may at any time be available to Berkshire or any other guarantor (without prejudice to Berkshire’s right to assert such defense, set-off, counterclaim or claim in a separate action unrelated to any action for enforcement of this Surety Bond or the Covered Obligations, so long as Berkshire does not set-off the amount of such defense, set-off, counterclaim or claim against its obligation to pay Covered Obligations hereunder).  Except as set forth in paragraph 6 hereof and in this paragraph 11, (i) Berkshire agrees not to exercise any right of subrogation which may otherwise inure to its benefit as a result of any payment made by it under the Surety Bond until all obligations of RMLC and Oglethorpe to the Co-Trustee, the Owner Trustee and the Owner Participant under the Operative Documents have been fully discharged, and (ii) Berkshire waives until such time, to the fullest extent permitted by Applicable Law, (A) any right to enforce any remedy which any Guaranteed Party now has or may hereafter have against Oglethorpe in respect of any of the Covered Obligations, and (B) any benefit of, and any right to participate in, any collateral now or hereafter held by any Guaranteed Party for the Covered Obligations; provided, however, that if Berkshire shall have paid in full the amount required by any Demand for Payment or Demand for Avoided Payment hereunder, (1) Berkshire shall immediately be subrogated to all rights of the Guaranteed Parties in respect of AMBAC’s obligations with respect to any related Claimed Amount (as defined in the AMBAC Surety Bond or the AMBAC Sublease Surety Bond) that is unpaid under the AMBAC Surety Bond and/or the AMBAC Sublease Surety Bond, (2) Berkshire shall be entitled to exercise any and all rights and to enforce any and all remedies which any Guaranteed Party now has or may hereafter have against AMBAC with respect to any related Claimed Amount that is unpaid under the AMBAC Surety Bond and/or the AMBAC Sublease Surety Bond, and (3) Berkshire shall have the sole and exclusive benefit of, and the sole and exclusive right to participate in, any claims or recoveries to the extent of such amount and with respect to any related Claimed Amount that is unpaid under the AMBAC Surety Bond and/or the AMBAC Sublease Surety Bond, in each case under clauses (1), (2) and (3) for its own benefit and to the exclusion of the Guaranteed Parties and any other Persons, except as otherwise provided in the penultimate sentence of paragraph 11(f)(ii) hereof.

(b)                                 Berkshire waives:  (i) notice of acceptance of and intention to rely on this Surety Bond, (ii) notice of the incurrence or renewal of any other Covered Obligation, (iii) notice of any of the matters referred to in paragraph 10 hereof, and (iv) all other notices that may be required by Applicable Law or otherwise to preserve any rights against Berkshire under this Surety Bond, including any notice of default, demand, dishonor, presentment or protest, in each case except as expressly provided herein.  Berkshire assumes the responsibility for being and keeping informed of the financial condition of Oglethorpe and AMBAC and of all other circumstances bearing upon the risk of nonpayment of the Covered Obligations which diligent inquiry would reveal, and agrees that each Guaranteed Party shall have no duty beyond its obligations in the Operative Documents to advise Berkshire of information known to it regarding such condition or any such circumstances.  It is not and shall not be necessary for any Guaranteed Party to inquire into the powers of either Oglethorpe or AMBAC or any of its agents acting or purporting to act on behalf thereof, and any Covered Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

(c)                                  Except as set forth in paragraph 1 hereof, Berkshire waives any requirement, and any right to require, that any right or power be exercised or any action be taken against

Oglethorpe or AMBAC or any collateral for the Covered Obligations, and Berkshire waives the right to have the property of Oglethorpe or AMBAC first applied to the discharge of the Covered Obligations.  Each of the Head Lessee and the Owner Participant may at its election exercise any right or remedy it may have against Oglethorpe or AMBAC or any collateral now or hereafter held by such Person, including, without limitation, the right to foreclose upon any such collateral by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Berkshire hereunder.  Berkshire waives:  (i) any defense arising by reason of any disability or other defense of Oglethorpe or AMBAC or by reason of the cessation from any cause whatsoever of the liability, either in whole or in part, of Oglethorpe or AMBAC to each of the Head Lessee and the Owner Participant for the Covered Obligations (without prejudice to Berkshire’s right to assert a claim based on such disability or other defense or cessation, in a separate action unrelated to any action for enforcement of this Surety Bond or the Covered Obligations, so long as Berkshire does not set-off the amount of such claim against its obligation to pay Covered Obligations hereunder), (ii) any defense based on the discharge of Oglethorpe or AMBAC by operation of law, notwithstanding any intervention or omission by the Head Lessee or the Owner Participant, and (iii) any defense based on or arising out of the absence, impairment or loss of any right of reimbursement, contribution, assignment or subrogation or any other right or remedy of Berkshire against Oglethorpe or AMBAC or any such collateral, whether resulting from such election by the Head Lessee or the Owner Participant or otherwise.

(d)                                 Berkshire waives all rights, benefits or defenses under any Applicable Laws which:  (i) reduce the obligation of a surety upon the acceptance by a creditor of anything in partial satisfaction of an obligation, (ii) exonerate the surety if by an act of the creditor, without the consent of the surety, the original obligation of the principal is altered in any respect, or the remedies or rights of the creditor against the principal, in respect thereto, are in any way suspended or impaired, (iii) exonerate the surety to the extent that the creditor does not proceed against the principal, or pursue any other remedy in the creditor’s power which the surety cannot pursue, and which would lighten the surety’s burden, and (iv) reduce the guaranteed obligation in proportion to the principal obligation; provided that this paragraph (d) shall not apply to (A) any voluntary release, voluntary reduction, voluntary amendment or voluntary termination of the AMBAC Surety Bond or the AMBAC Sublease Surety Bond entered into by the Owner Participant, the Owner Trustee or the Co-Trustee, as the case may be, or (B) any release, reduction, amendment or termination of the AMBAC Surety Bond or the AMBAC Sublease Surety Bond by the Owner Participant, the Owner Trustee or the Co-Trustee in violation of the Operative Documents or Applicable Law; provided further that, for all purposes of this Surety Bond, any Demand for Payment or any Demand for Avoided Payment, any court-ordered or legally required release, reduction, amendment or termination of the AMBAC Surety Bond or the AMBAC Sublease Surety Bond shall not be considered voluntary unless such court order was requested or consented to by the Owner Participant, the Owner Trustee or the Co-Trustee.

(e)                                  Except as otherwise provided in paragraph 11(d) above, BERKSHIRE WAIVES ALL OTHER RIGHTS, BENEFITS AND DEFENSES UNDER APPLICABLE LAW THAT WOULD, BUT FOR THIS PARAGRAPH 11(e), BE AVAILABLE TO BERKSHIRE AS A DEFENSE AGAINST OR A REDUCTION OR LIMITATION OF ITS OBLIGATIONS UNDER THIS SURETY BOND (without prejudice to Berkshire’s right to assert such rights, benefits or defenses in a separate action unrelated to any action for enforcement of this Surety

Bond or the Covered Obligations, so long as Berkshire does not set-off the amount of such rights, benefits or defenses against its obligation to pay Covered Obligations hereunder).

(f)                                    (i)                                     Berkshire agrees, and each of the Guaranteed Parties by acceptance of this Surety Bond and by submission of the Demand for Payment or Demand for Avoided Payment hereunder with respect to a Deficiency or an Avoided Payment, as the case may be, agrees, that concurrently upon the payment in full by Berkshire of such Deficiency or Avoided Payment and the balance of the Total Outstanding Amount (as defined in the Demand for Payment or Demand for Avoided Payment) (whether or not in excess of the Surety Bond Coverage, “Payment in Full”), Berkshire shall, subject to clause (ii) below, be subrogated to all of the rights and remedies of the Head Lessee and the Owner Participant (subject to the rights of the Lender as provided in the Loan Agreement and other than those rights to which AMBAC had previously been subrogated in accordance with the terms of the AMBAC Surety Documents and the Implementation Agreement) with respect to the Covered Obligations giving rise to such Deficiency or Avoided Payment and/or comprising the balance of the Total Outstanding Amount under the Participation Agreement and the other Operative Documents and all right, title and interest of the Head Lessee, the Facility Lessor, the Facility Sublessor (to the extent previously assigned to the RMLC Assignee) and the RMLC Assignee (as defined in the Sublease Surety Bond) under the Operative Documents (other than, in each and every case, Excluded Rights).

(ii)                                  Upon Payment in Full, each of the Head Lessee and the Owner Participant shall cooperate as reasonably requested by Berkshire, at Berkshire’s expense, in Berkshire’s exercise of the subrogation and other rights contemplated by paragraph 11(a) and this paragraph 11(f) as may be reasonably necessary to carry out more effectively the intent and purpose of such subrogation and other rights; provided, however, that neither the Owner Participant nor the Head Lessee shall be required by this sentence to take any action that (A) may expose it to criminal or unindemnified civil liability or (B) that would reasonably be expected to have a material adverse effect on the Owner Participant to the extent not indemnified by Berkshire.  Upon the request of Berkshire after Payment in Full, the Head Lessee and the Owner Participant shall confirm the transfer of such rights to Berkshire by executing an instrument substantially in the form of Attachment V.  Without limiting the foregoing, from and after delivery of a Demand for Payment or Demand for Avoided Payment, (A) neither the Head Lessee nor the Owner Participant shall take any action with respect to enforcement of AMBAC’s obligations under the AMBAC Surety Bond or the AMBAC Sublease Surety Bond with respect to any Claimed Amount that is unpaid thereunder (in each case except for any such action as may be reasonably requested by Berkshire), and Berkshire shall be entitled to control and direct the exercise of all remedies (including but not limited to all proceedings and settlements) in respect of the AMBAC Surety Bond and the AMBAC Sublease Surety Bond with respect to any such Claimed Amount, through counsel of Berkshire’s choice, and in each case without any duty or liability to the Guaranteed Parties for any actions taken or not taken in connection therewith, and (B) if Payment in Full has been made (and not avoided under any bankruptcy or insolvency proceeding), except as specified in the next following sentence, neither the Head Lessee nor the Owner Participant shall take any action (other than any action that the Head Lessee or the Owner

Participant is required to take under the Operative Documents) with respect to enforcement of the Covered Obligations under the Head Lease, the Facility Sublease, the Participation Agreement or any other Operative Documents without the prior written consent of Berkshire (other than, in each and every case, Excluded Rights), and, subject to the rights of the Lender as provided in the Loan Agreement, Berkshire shall be entitled to control and direct the exercise of remedies (including but not limited to all proceedings and settlements) in respect of Covered Obligations (other than with respect to Excluded Rights) through counsel of Berkshire’s choice; provided that any amounts recovered or realized by Berkshire pursuant to the exercise of the subrogation rights set forth in this paragraph 11(f), and in any case excluding any such rights in respect of the AMBAC Surety Bond or the AMBAC Sublease Surety Bond, shall be first applied and paid over to the Guaranteed Parties to discharge any and all unpaid obligations of Oglethorpe to such Persons under the Operative Documents, prior to any application of such amounts to any amounts owing to Berkshire with respect to payments made under this Surety Bond or other payments in respect of Oglethorpe’s obligations.  In the event that, following any Payment in Full, any amount paid by or on behalf of Oglethorpe or AMBAC to the Head Lessee or the Owner Participant that shall have been taken into account in computing the Total Outstanding Amount shall become an Avoided Payment, notwithstanding the next preceding sentence, the Head Lessee or Owner Participant, as applicable, may enforce its claim against Oglethorpe or AMBAC, after consultation with Berkshire and in continued consultation with Berkshire in order to avoid inefficient prosecution of the respective claims of Berkshire and the Head Lessee or Owner Participant, as applicable, with respect to that portion of such amount that shall remain unpaid after the maximum amount of the Surety Bond Coverage shall have been drawn hereunder, provided, that any recovery by the Head Lessee or the Owner Participant pursuant to such exercise in excess of the amount required to discharge any unpaid obligations of Oglethorpe or AMBAC to such Persons under the Operative Documents shall be paid over to Berkshire for application to any unpaid Berkshire Obligations (as defined in the Implementation Agreement).  For the avoidance of doubt, no amounts recovered or realized by Berkshire from the exercise by Berkshire of its rights pursuant to the Berkshire Guaranty Agreement (P1) dated the date hereof between Oglethorpe and Berkshire or (following payment in full of the Deficiency (as defined in the Demand for Payment) or any amount due pursuant to a Demand for Avoided Payment and any interest payable hereunder) in respect of the AMBAC Surety Bond or the AMBAC Sublease Surety Bond, shall be subject to the order of distribution set forth in the penultimate sentence of this paragraph 11(f)(ii) or any other rights of the Guaranteed Parties.

(iii)                               The existence of the subrogation rights in paragraph 11(a) hereof or this paragraph 11(f) shall not in any way give rise to any duty on the part of Berkshire, except as expressly set forth in such paragraph 11(a) or this paragraph 11(f).

(iv)                              Nothing in paragraph 11(a) or this paragraph 11(f) shall be construed to be a representation on the part of the Owner Participant or Head Lessee as to the existence or extent of the right, title, interest and remedies to which Berkshire shall be subrogated pursuant to such paragraphs, except as expressly set forth in the Assignment (substantially in the form of Exhibit A to the Demand for Avoided Payment) or the Confirmation of Transfer (substantially in the form of Attachment V) in respect of the Owner Participant’s and Head Lessee’s not having assigned any of the same (other than, in the case of the Owner Participant, the grant to AMBAC of the AMBAC Purchase Option and the grant to Berkshire of the Berkshire Purchase Option and, in the case of the Head Lessee, the grant to the Lender of a security interest in such Covered Obligations and other rights under and as provided by the Loan Agreement and other than any assignment or grant of subrogation rights required under the terms of the AMBAC Surety Documents) and as to the absence of Owner Participant’s Liens and Facility Lessor’s Liens, as the case may be.

12.                                 In addition to Berkshire’s obligations under paragraph 1 hereof, Berkshire agrees to pay on demand all fees and out of pocket expenses (including the reasonable fees and expenses of the Head Lessee’s counsel and the Owner Participant’s counsel) in any way relating to the enforcement of the rights of the Head Lessee or the Owner Participant hereunder or as otherwise specified under the Surety Bond Documents (as defined in the Agreement Regarding Surety Bonds (P1) dated the date hereof among Oglethorpe, RMLC and Berkshire); provided, that, except as expressly set forth in the Surety Bond Documents, Berkshire shall not be liable for any expenses of the Head Lessee or the Owner Participant if no payment under this Surety Bond is or was at any time due or if all payments are made in accordance with the terms hereof.

13.                                 Each of the rights and remedies of the Head Lessee or the Owner Participant under this Surety Bond shall be in addition to all of its other rights and remedies under Applicable Law, and nothing in this Surety Bond shall be construed as limiting any such rights or remedies.

14.                                 Any term, covenant, agreement or condition of this Surety Bond may be amended, and any right under this Surety Bond may be waived, if, but only if, such amendment or waiver is in writing and is signed by the Head Lessee and the Owner Participant and, in the case of an amendment, by Berkshire.  No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Head Lessee or the Owner Participant under this Surety Bond or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of the Head Lessee or the Owner Participant under this Surety Bond or Applicable Law.

15.                                 (a) Prior to payment of all amounts payable by Berkshire hereunder, Berkshire may not assign any of its rights or obligations under this Surety Bond without the prior written consent of the Head Lessee and the Owner Participant, and (b) no assignment of any such obligation shall release Berkshire therefrom unless Head Lessee and the Owner Participant shall have consented to such release in a writing specifically referring to the obligation from which Berkshire is to be released; provided, however, that Berkshire may procure any other surety to reinsure this Surety Bond.

16.                                 THIS SURETY BOND AND ANY BREACH OR DISPUTE WITH RESPECT TO THIS SURETY BOND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

17.                                 Any provision of this Surety Bond that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.  To the extent permitted by Applicable Law, Berkshire hereby waives any provision of Applicable Law that renders any provision of this Surety Bond prohibited or unenforceable in any respect.

18.                                 All of the provisions of this Surety Bond shall be binding upon Berkshire and its successors and assigns and shall inure to the benefit of, and may be enforced by, each of the Head Lessee and the Owner Participant and their respective successors and permitted assigns under the provisions of the Operative Documents.

19.                                 This Surety Bond may be assigned and transferred by the Head Lessee or the Owner Participant to any successor or permitted assigns under the provisions of the Operative Documents of the Head Lessee or the Owner Participant upon delivery to Berkshire of a certificate of an authorized officer of the applicable transferor and the transferee notifying Berkshire of such transfer.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Berkshire has caused this Surety Bond to be executed on its behalf this 22nd day of May, 2009.

BERKSHIRE HATHAWAY ASSURANCE CORPORATION

By:
Name:
Title:

Acknowledged and Consented to by:

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

By:
Name:
Title:
Date:

[corporate seal]

Attest:
Name:
Title:
Date:

Exhibit A

Recipients of Notice of Termination on behalf of Owner Participant:

1.                                       Alex T. Russo

Vice President

Asset and Portfolio Management

Philip Morris Capital Corporation

225 High Ridge Road, Suite 300 West

Stamford, Connecticut 06905

Telephone No.:  (203) 708-8204

Alex.Russo@us.pm.com

2.                                       John M. Spera

Vice President, and Controller

Philip Morris Capital Corporation

225 High Ridge Road, Suite 300 West

Stamford, Connecticut 06905

John.Spera@us.pm.com

Telephone No.:  (203) 708-8155

3.                                       Steven P. Seagriff

Vice President

Pricing, Compliance, and Credit

Philip Morris Capital Corporation

225 High Ridge Road, Suite 300 West

Stamford, Connecticut 06905

Telephone No.:  (203) 708-8214

Steve.Seagriff@us.pm.com

4.                                       Douglas B. Levene

Vice President, General Counsel, and Secretary

Philip Morris Capital Corporation

225 High Ridge Road, Suite 300 West

Stamford, Connecticut 06905

Telephone No.:  (203) 708-8347

Doug.Levene@us.pm.com

Schedule A

Oglethorpe Power Corporation - Surety Bond Calculation

RMLC Trust P1

Period Starting and Including Date	Period Ending and Including the Business Day Next Following Date	Surety Bond Coverage

[05/22/09]	[ ]
*	[ ]

[to come]

* Date next following ending date of next preceding period described in this Schedule A.

Attachment I
(Head Lease-P1)
Surety Bond No. 98SRD102494

DEMAND FOR PAYMENT

[Date]

Berkshire Hathaway Assurance Corporation

[                                                                  ]

[                                                                  ]

[                                                                  ]

Reference is made to the Surety Bond (Head Lease-P1) No. 98SRD102494 (the “Surety Bond”) issued by Berkshire Hathaway Assurance Corporation (“Berkshire”).  The terms which are capitalized herein and not otherwise defined have the meanings specified in the Surety Bond unless the context otherwise requires.

The Head Lessee and the Owner Participant hereby certify that:

(a)                                  [Either (i) at least two Business Days prior to the date of this Demand for Payment, the Head Lessee or the Owner Participant demanded in writing (such demand being the “Oglethorpe Payment Demand”) payment from Oglethorpe of the Termination Value under the Head Lease or the Oglethorpe Portion of Equity Termination Value, together with other amounts constituting Covered Obligations under the Operative Documents, in an aggregate amount equal to $[                    ] (the “Amount Due”), and such amount was then and as of the date of this Demand for Payment continues to be due and payable, or (ii) for a period of at least two Business Days prior to the date of delivery of this Demand for Payment to Berkshire, the Head Lessee or the Owner Participant has been and continues to be stayed (as a consequence of an Insolvency Proceeding pertaining to the insolvency of Oglethorpe) or has been and continues to be otherwise legally prohibited from making an Oglethorpe Payment Demand, and but for the existence of such stay or other prohibition, the Head Lessee or the Owner Participant would have been entitled to make such Oglethorpe Payment Demand and the Amount Due would thereupon have become due and payable by Oglethorpe] / [AMBAC has paid the first Surety Bond Payment Amount].

(b)                                 Either (i)(A) at least one Business Day prior to the date of this Demand for Payment, (1) the Head Lessee and the Owner Participant demanded in writing (such demand being the “AMBAC Payment Demand”) payment from AMBAC of the unpaid portion of the Amount Due or, if less, the maximum amount then payable under the AMBAC Surety Bond (the amount demanded under the AMBAC Surety Bond being the “AMBAC Claimed Amount”) under and in compliance with the terms of the AMBAC Surety Bond, and (2) all or any portion of the AMBAC Claimed Amount was then due and payable under the terms of the AMBAC Surety Bond, and (B) such AMBAC Claimed Amount or any portion thereof remains unpaid (the lesser of the Amount Due and the portion of the AMBAC Claimed Amount that remains unpaid being the “Claimed Amount”), or (ii) for a period of at least one Business Day prior to the date of delivery of this Demand for Payment, the Head Lessee or the Owner Participant has been and continues to be stayed (as a consequence of an Insolvency Proceeding pertaining to the insolvency of AMBAC) or has been and continues to be otherwise legally prohibited from making an AMBAC Payment Demand, and but for the existence of such stay or other prohibition, the Head Lessee or the Owner Participant would have been entitled to make such AMBAC Payment Demand and the AMBAC Claimed Amount or the applicable Surety Bond Payment Amount then payable under the AMBAC Surety Bond would thereupon have become due and payable by AMBAC.

(c)                                  The Head Lessee or the Owner Participant has delivered to Berkshire (i) at least two Business Days prior to the date of this Demand for Payment, either a copy of the Oglethorpe Payment Demand or written notice that delivery thereof has been stayed or otherwise prohibited as contemplated above, unless AMBAC has paid the first Surety Bond Payment Amount, in which case the delivery referred to in this clause (i) is not required, and (ii) at least one Business Day prior to the date of this Demand for Payment, either a copy of the AMBAC Payment Demand or written notice that delivery thereof has been stayed or otherwise prohibited as contemplated above.

(d)                                 As of the date of this Demand for Payment, (i) $[              ] (exclusive of interest and expenses) (the “Oglethorpe Payment”) has been paid to the Head Lessee or the Owner Participant by or on behalf of Oglethorpe with respect to the Amount Due and/or to or for the account of the Facility Lessor in respect of the Termination Value under the Head Lease and/or the Oglethorpe Portion of Equity Termination Value, and (ii) $[              ] (exclusive of interest and expenses) (the “AMBAC Payment”) has been paid to the Head Lessee or the Owner Participant by AMBAC under the AMBAC Surety Bond and/or the AMBAC Sublease Surety Bond, (iii) $[          ] has been paid and/or is the subject of a simultaneous outstanding demand for payment under the Sublease Surety Bond (the “Sublease Surety Bond Amount”); and (iv) $[          ] (the “Avoided Payments”) of any such Oglethorpe Payment or AMBAC Payment has been returned or turned over as an avoided payment to Oglethorpe or AMBAC, respectively, or any other person by the Head Lessee or the Owner Participant as a result of an Avoidance Event in respect of any payment made by Oglethorpe under the Head Lease or AMBAC under the AMBAC Surety Bond.

(e)                                  (i)  As of the date hereof, the Covered Obligations that are (x) due and payable by Oglethorpe under the terms of the Head Lease, the Participation Agreement or any of the other Operative Documents (other than the Facility Lease or the Facility Sublease), or are payable upon demand but cannot be demanded from, Oglethorpe pursuant to the terms of the Head Lease, the Participation Agreement or any of the other Operative Documents (other than the Facility Lease or the Facility Sublease) by reason of the operation of a stay or other order issued in an Insolvency Proceeding pertaining to the insolvency of Oglethorpe, and, giving effect to the application of the Oglethorpe Payment (less the amount of any Avoided Payment with respect thereto), the AMBAC Payment (less the amount of any Avoided Payment with respect thereto) and the Sublease Surety Bond Amount, have not been paid, and (y) due and payable by AMBAC under the terms of the AMBAC Surety Bond, or the present payment of which cannot be demanded from AMBAC under the terms of the AMBAC Surety Bond by reason of the operation of a stay or other order issued in an Insolvency Proceeding pertaining to the insolvency of AMBAC, and have not been paid, are specified in the attachment hereto and are in the aggregate, without duplication, $[              ] (the “Head Lease Outstanding Amount”).

(ii)                                  The Surety Bond Coverage is $[              ].

(iii)                               The lesser of the Head Lease Outstanding Amount and the Surety Bond Coverage is $[              ] (the “Deficiency”).

(iv)                              As of the date hereof, the Sublease Outstanding Amount (as defined in the Sublease Surety Bond) is specified in an attachment hereto and is $[              ].

(v)                                 The sum of the Head Lease Outstanding Amount and of the Sublease Outstanding Amount, (taking into account any provision of the Operative Documents pursuant to which payment of amounts comprising the Head Lease Outstanding Amount are deemed to pay and satisfy other amounts comprising the Head Lease Outstanding Amount or the Sublease Outstanding Amount, and vice versa), is specified in an attachment hereto and is $[                  ] (the “Total Outstanding Amount”).

(f)                                    Neither the Head Lessee nor the Owner Participant has been paid all or any part of the Deficiency by Berkshire; and neither the AMBAC Surety Bond nor the AMBAC Sublease Surety Bond has been voluntarily released by the undersigned or the Owner Trustee or terminated by voluntary agreement of the undersigned or the Owner Trustee.

(g)                                 Neither Ambac nor any Affiliate of AMBAC has become the Owner Participant or is a party to any contract or arrangement (other than the AMBAC Documents) with the Owner Participant or any Affiliate thereof or the Owner Trustee pursuant to which AMBAC or any such Affiliate of AMBAC shall have acquired or shall (other than as provided in the AMBAC Documents) have the right to acquire all or substantially all of the economic benefits attributable to the Beneficial Interest, the Trust Estate or the Leasehold Interest or any substantial part thereof or interest therein.

The Head Lessee and the Owner Participant hereby request that payment of the Deficiency be made by Berkshire under the Surety Bond and direct that payment under the Surety Bond be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Surety Bond:

Account Information:

U.S. Bank National Association,
not in its individual capacity,
but solely as Co-Trustee

By:
Title:

Philip Morris Capital Corporation

By:
Title:

Attachment II
(Head Lease-P1)
Surety Bond No. 98SRD102494

DEMAND FOR AVOIDED PAYMENT

[Date]

Berkshire Hathaway Assurance Corporation

[                                                                  ]

[                                                                  ]

[                                                                  ]

Reference is made to the Surety Bond (Head Lease-P1) No. 98SRD102494 (the “Surety Bond”) issued by Berkshire Hathaway Assurance Corporation (“Berkshire”).  The terms which are capitalized herein and not otherwise defined have the meanings specified in the Surety Bond unless the context otherwise requires.

The Head Lessee and the Owner Participant hereby certify that:

(a)                                  An Avoidance Event has occurred under an Insolvency Proceeding with respect to [Oglethorpe or AMBAC], and, as a result of such Avoidance Event, the Head Lessee or the Owner Participant is required to return or turn over an Avoided Payment in the amount of $[            ] (the “Avoided Payment”).

(b)                                 Berkshire has not heretofore made a payment of the maximum amount of the Surety Bond Coverage to the Head Lessee or the Owner Participant.

(c)                                  Attached hereto is a certified copy of an order of a court or other body exercising jurisdiction in such Insolvency Proceeding to the effect that the Head Lessee or the Owner Participant is required to return or pay over such Avoided Payment because such Avoided Payment was avoided as a preferential transfer or otherwise rescinded or required to be restored by the Head Lessee or the Owner Participant (the “Order”).

(d)                                 The Order has been entered and is not subject to any stay, and the Head Lessee or the Owner Participant, as the case may be, has complied with or will timely comply with such order.

(e)                                  The Owner Participant and the Head Lessee have delivered to Berkshire an assignment, in substantially the form of Exhibit A.

(f)                                    If the Avoided Payment is an Oglethorpe Avoided Payment, either (i)(A) at least one Business Day prior to the date of this Demand for Avoided Payment, (1) the Head Lessee or the Owner Participant demanded in writing (such demand being the “AMBAC Avoided Payment Demand”) payment from AMBAC of the Avoided Payment or, if less, the maximum amount then payable under the AMBAC Surety Bond (the amount demanded under the AMBAC Surety Bond being the “AMBAC Claimed Amount”) under and in compliance with the terms of the

AMBAC Surety Bond, and (2) all or any portion of the AMBAC Claimed Amount was then due and payable under the terms of the AMBAC Surety Bond, and (B) such AMBAC Claimed Amount or any portion thereof remains unpaid (the lesser of the Oglethorpe Avoided Payment and the portion of the AMBAC Claimed Amount that remains unpaid being the “Berkshire Claimed Amount”), or (ii) for a period of at least one Business Day prior to the date of delivery of this Demand for Avoided Payment, the [Head Lessee] / [Owner Participant] has been and continues to be stayed (as a consequence of an Insolvency Proceeding pertaining to the insolvency of AMBAC) or has been and continues to be otherwise legally prohibited from making an AMBAC Avoided Payment Demand, and but for the existence of such stay or other prohibition, the [Head Lesse] / [Owner Participant] would have been entitled to make such AMBAC Avoided Payment Demand and the AMBAC Claimed Amount or the applicable Surety Bond Payment Amount then payable under the AMBAC Surety Bond would thereupon have become due and payable by AMBAC.

(g)                                 Neither the Head Lessee nor the Owner Participant has been paid all or any part of the Avoided Payment by Berkshire; neither the AMBAC Surety Bond nor the AMBAC Sublease Surety Bond has been voluntarily released by the undersigned or the Owner Trustee or terminated by voluntary agreement of the undersigned or the Owner Trustee.

(H)                 NEITHER AMBAC NOR ANY AFFILIATE OF AMBAC HAS BECOME THE OWNER PARTICIPANT OR IS A PARTY TO ANY CONTRACT OR ARRANGEMENT (OTHER THAN THE AMBAC DOCUMENTS) WITH THE OWNER PARTICIPANT OR ANY AFFILIATE THEREOF OR THE OWNER TRUSTEE PURSUANT TO WHICH AMBAC OR ANY SUCH AFFILIATE OF AMBAC SHALL HAVE ACQUIRED OR SHALL (OTHER THAN AS PROVIDED IN THE AMBAC DOCUMENTS) HAVE THE RIGHT TO ACQUIRE ALL OR SUBSTANTIALLY ALL OF THE ECONOMIC BENEFITS ATTRIBUTABLE TO THE BENEFICIAL INTEREST, THE TRUST ESTATE OR THE LEASEHOLD INTEREST OR ANY SUBSTANTIAL PART THEREOF OR INTEREST THEREIN.

The Head Lessee and the Owner Participant hereby request Berkshire to pay the amount of (x) if the Avoided Payment is an Oglethorpe Avoided Payment, the Berkshire Claimed Amount or (y) if the Avoided Payment is an AMBAC Avoided Payment, the sum of, without duplication, such Avoided Payment plus that portion of the Claimed Amount (as defined in the AMBAC Surety Bond) remaining unpaid as of the date hereof, in each case out of the funds of Berkshire, when the applicable Avoided Payment is due to be paid pursuant to the Order, provided that the amount of the payment requested hereunder, when added to all other payments made under the Surety Bond, the Sublease Surety Bond and (to the extent not the subject of an Avoidance Event) the AMBAC Surety Bond, shall not exceed the applicable Surety Bond Coverage; provided further, that Berkshire shall not be required to make such payment earlier than the second Business Day following receipt by Berkshire of this Demand for Avoided Payment and all attachments referred to herein.  Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Head Lessee or the Owner Participant directly, unless and only to the extent the Head Lessee or the Owner Participant has made a payment of the Avoided Payment to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case Berkshire will pay the Head Lessee or the Owner Participant, as applicable, subject to the delivery of evidence satisfactory to Berkshire that such payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

U.S. Bank National Association,

not in its individual capacity,

but solely as Co-Trustee

By:
Title:

Philip Morris Capital Corporation

By:
Title:

Exhibit A

to

Demand for Avoided Payment

ASSIGNMENT

Reference is made to the Participation Agreement (P1) dated as of December 30, 1996, by and among (a) Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”), (b) Rocky Mountain Leasing Corporation (“RMLC”), (c) U.S. Bank National Association, successor in interest to SunTrust Bank, Atlanta, as Co-Trustee (together with its successors and assigns, the “Head Lessee”) under the Rocky Mountain Head Lease Agreement (P1) dated as of December 30, 1996 by and between Oglethorpe and the Head Lessee, (d) U.S. Bank National Association, successor in interest to Fleet National Bank, as Owner Trustee (e) Philip Morris Capital Corporation (the “Owner Participant”), and (f) Utrecht-America Finance Co. (as amended, modified, supplemented and in effect from time to time, the “Participation Agreement”.  Capitalized terms used herein and not otherwise defined are used herein as defined in the Participation Agreement.

FOR VALUE RECEIVED, each of the Owner Participant and the Head Lessee hereby irrevocably assigns and transfers to Berkshire Hathaway Assurance Corporation (the “Assignee”), (subject to (x) the rights of the Lender as provided in the Loan Agreement, (y) any right, title and interest that shall have been assigned to AMBAC, or to which AMBAC shall have been subrogated, in accordance with the terms of the Implementation Agreement, the AMBAC Surety Bond and the AMBAC Sublease Surety Bond and (z) the provisions of paragraph 11(f) of the Surety Bond), all rights and claims other than Excluded Rights (collectively, the “Assigned Rights”) of the Head Lessee and the Owner Participant relating to or arising under the Operative Documents against [AMBAC Assurance Corporation] [Oglethorpe] or the estate thereof or otherwise with respect to the Avoided Payment [and that portion of the Claimed Amount (as defined in the AMBAC Surety Bond) remaining unpaid as of the date of the Demand for Avoided Payment relating to such Avoided Payment](1) described below.  The Owner Participant represents and warrants that it has not assigned the Assigned Rights or any interest therein or other rights relating thereto to any other Person (subject to any right, title and interest that shall have been assigned to AMBAC, or to which AMBAC shall have been subrogated, in accordance with the terms of the Implementation Agreement, the AMBAC Surety Bond and the AMBAC Sublease Surety Bond) and that no Owner Participant’s Lien exists thereon.  The Head Lessee represents and warrants that it has not assigned such Assigned Rights or any interest therein or other rights to relating thereto to any other Person (other than any grant to the Lender of a security interest in any Assigned Rights or any interest therein or other rights relating thereto under and as provided by the Loan Agreement and subject to any right, title and interest that shall have been assigned to AMBAC, or to which AMBAC shall have been subrogated, in accordance with the terms of the Implementation Agreement, the AMBAC Surety Bond and the AMBAC Sublease Surety Bond) and that no Facility Lessor’s Lien exists thereon.

(1) Omit if assignment relates to an Oglethorpe Avoided Payment.

The Avoided Payment [and portion of the Claimed Amount](2) covered by this Assignment is described as follows:  [                ](3).

It is expressly understood and agreed that (a) this Assignment is executed and delivered by U.S. Bank National Association, not individually or personally but solely as Co-Trustee and Head Lessee, (b) any representation, undertaking or agreement herein made on the part of the Head Lessee is made and intended not as a personal representation, undertaking and agreement by U.S. Bank National Association and (c) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Head Lessee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Head Lessee hereunder.

U.S. Bank National Association,
not in its individual capacity,
but solely as Co-Trustee

By:
Title:

Philip Morris Capital Corporation

By:
Title:

(2)     Omit if assignment relates to an Oglethorpe Avoided Payment.

(3)     Include date of original payment(s), amounts paid, date of repayment, date repaid, and interest and other amounts constituting a part thereof.  If assignment relates to an AMBAC Avoided Payment, include original Claimed Amount under AMBAC Surety Bond, date of demand therefor, and dates and amounts of payments (net of any AMBAC Avoided Payments) made with respect thereto.

Attachment III
(Head Lease-P1)
Surety Bond No. 98SRD102494

NOTICE OF TERMINATION

[Date]

U.S. Bank National Association, as Co-Trustee

[                                                                  ]

[                                                                  ]

[                                                                  ]

Philip Morris Capital Corporation
[                                                                  ]

[                                                                  ]

[                                                                  ]

Reference is made to the Surety Bond (Head Lease-P1) No. 98SRD102494 (the “Surety Bond”) issued by Berkshire Hathaway Assurance Corporation (“Berkshire”).  The terms which are capitalized herein and not otherwise defined have the meanings specified in the Surety Bond unless the context otherwise requires.

Berkshire hereby notifies the Head Lessee and the Owner Participant that (a) Berkshire has not received the portion of the Premium due and payable in respect of the Surety Bond on [                                  ] in the amount of $[                  ] (the “Unpaid Premium Amount”) and (b) as a result of such non-payment, the Surety Bond will terminate effective 80 days after the date of this notice (the “Cure Period”) unless Berkshire receives full payment of the Unpaid Premium Amount prior to the expiration of the Cure Period.

Berkshire Hathaway Assurance Corporation

By:
Title:

Attachment IV

(Head Lease-P1)
Surety Bond No. 98SRD102494

NOTICE OF TERMINATION COVER SHEET
(on red paper)

URGENT

THIS IS A NOTICE OF TERMINATION TO TERMINATE SURETY BOND POLICY NO. 98SRD102494.  PLEASE READ AND RESPOND.

THIS MAY BE AN EVENT OF DEFAULT.

Attachment V

(Head Lease-P1)
Surety Bond No. 98SRD102494

CONFIRMATION OF TRANSFER

Reference is made to the Participation Agreement (P1) dated as of December 30, 1996, by and among (a) Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”), (b) Rocky Mountain Leasing Corporation (“RMLC”), (c) U.S. Bank National Association, successor in interest to SunTrust Bank, Atlanta, as Co-Trustee (together with its successors and assigns, the “Head Lessee”) under the Rocky Mountain Head Lease Agreement (P1) dated as of December 30, 1996 by and between Oglethorpe and the Head Lessee, (d) U.S. Bank National Association, successor in interest to Fleet National Bank, as Owner Trustee (e) Philip Morris Capital Corporation (the “Owner Participant”), and (f) Utrecht-America Finance Co. (as amended, modified, supplemented and in effect from time to time, the “Participation Agreement”.  Capitalized terms used herein and not otherwise defined are used herein as defined in the Participation Agreement or in the Surety Bond (Head Lease-P1) No. 98SRD102494 issued by Berkshire Hathaway Assurance Corporation (the “Subrogee”).

FOR VALUE RECEIVED, each of the Owner Participant and the Head Lessee hereby irrevocably assigns and transfers to the Subrogee, and confirms the transfer and assignment to the Subrogee, by subrogation or otherwise, of, all of the rights, interests, claims and remedies of the Head Lessee and/or the Owner Participant with respect to the Covered Obligations giving rise to any Deficiency or Avoided Payment and/or comprising the balance of the Total Outstanding Amount (as defined in any Demand for Payment or Demand for Avoided Payment) under the Participation Agreement and the other Operative Documents and all right, title and interest of the Head Lessee, the Facility Lessor, the Facility Sublessor (to the extent previously assigned to the RMLC Assignee) and the RMLC Assignee (as defined in the Sublease Surety Bond) under the Operative Documents (other than, in each and every case, Excluded Rights and in each and every case, subject to (x) the rights of the Lender as provided in the Loan Agreement, (y) any right, title and interest that shall have been assigned to AMBAC, or to which AMBAC shall have been subrogated, in accordance with the terms of the Implementation Agreement, the AMBAC Surety Bond and the AMBAC Sublease Surety Bond and (z) the provisions of paragraph 11(f) of the Surety Bond).  The Owner Participant hereby represents and warrants that it has not assigned such Covered Obligations or other rights to any other Person (other than the grant to AMBAC of the AMBAC Purchase Option and the grant to Berkshire of the Berkshire Purchase Option and that no Owner Participant’s Lien exists thereon.  The Head Lessee represents and warrants that it has not assigned such Covered Obligations or other rights to any other Person (other than the grant to the Lender of a security interest in such Covered Obligations and other rights under and as provided by the Loan Agreement) and that no Facility Lessor’s Lien exists thereon.

It is expressly understood and agreed that (a) this Confirmation of Transfer is executed and delivered by U.S. Bank National Association, not individually or personally but solely as Co-Trustee and Head Lessee, (b) any representation, undertaking or agreement herein made on the part of the Head Lessee is made and intended not as a personal representation, undertaking and agreement by U.S. Bank National Association and (c) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Head Lessee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Head Lessee hereunder.

U.S. Bank National Association,
not in its individual capacity,
but solely as Co-Trustee

By:
Title:

Philip Morris Capital Corporation

By:
Title:

EXHIBIT B

Form of Berkshire Sublease Surety Bond

SURETY BOND
(Facility Sublease-P1)

Berkshire Hathaway Assurance Corporation

3024 Harney Street

Omaha, NE 68131

Facsimile No.: (402) 916-3237

Effective Date: May 22, 2009	Policy No. 98SRD102495

Berkshire Hathaway Assurance Corporation (together with its successors and permitted assigns, “Berkshire”), in consideration of the payment to it on the date hereof and from time to time hereafter of the premium payable in respect of this Surety Bond as separately agreed between Berkshire and Oglethorpe Power Corporation (An Electric Membership Corporation) (together with its successors and permitted assigns, “Oglethorpe”) (such payment and any future payments of premium in respect of this Surety Bond being collectively referred to as the “Premium”), receipt of which for the amount of such premium payable on the date hereof is hereby acknowledged, and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably guarantees to Rocky Mountain Leasing Corporation (together with its successors and assigns, the “Facility Sublessor”) and U.S. Bank National Association, successor in interest to SunTrust Bank, Atlanta, as Co-Trustee (together with its successors and assigns, the “Facility Lessor”) as a Secured Party under the Facility Sublease Assignment Agreement (the “RMLC Assignee”) (collectively, the “Guaranteed Parties”), the full and complete payment, without duplication, of (i) any and all amounts of Termination Value and amounts computed by reference to Termination Value under the Facility Sublease Agreement (P1) dated as of December 30, 1996 by and between Oglethorpe and the Facility Sublessor (as amended, modified, supplemented and in effect from time to time, the “Facility Sublease Agreement”), and (ii) all amounts payable by AMBAC Assurance Corporation (formerly known as AMBAC Indemnity Corporation) (together with its successors and permitted assigns, “AMBAC”) under the Amended and Restated Surety Bond (Facility Sublease-P1) issued on May 22, 2009, Policy No. SF0004BE (the “AMBAC Surety Bond”), executed by AMBAC in favor of the Guaranteed Parties (all such amounts under clauses (i) and (ii) above, together with any other payments due (or, if payable upon demand, that shall be accrued and unpaid and, unless demand therefor shall have been stayed by operation of law, shall have been duly demanded) at such time constituting obligations of Oglethorpe under the Participation Agreement or the other Operative Documents, being referred to as the “Covered Obligations”) as at any time such payments are (1) in the case of clause (i) above, due from Oglethorpe under the terms of the Facility Sublease, the Participation Agreement or any of the other Operative Documents but shall not be so paid, or are payable by, or the present payment of which are payable upon demand, and could be demanded from, Oglethorpe pursuant to the terms of the Facility Sublease, the Participation Agreement or any of the other Operative Documents absent the operation of a stay or other order issued in an Insolvency Proceeding (as hereinafter defined) pertaining to the insolvency of Oglethorpe, and have not been paid, or (2) in the case of clause (ii) above, due from AMBAC under the terms of the AMBAC Surety Bond and shall not be so paid, or are payable by, or the present payment of which could be demanded from, AMBAC under the terms of the AMBAC Surety Bond absent the operation of a stay or other order issued in an Insolvency Proceeding pertaining to the insolvency of AMBAC, but have not been paid; provided that, except in circumstances in which Payment in Full (as defined below) is payable in accordance with the terms hereof, the amount available at any particular time to be paid by Berkshire hereunder shall be not more than the Deficiency computed as provided in the form of Demand for Payment annexed hereto as Attachment I or the amount computed as provided in the form of Demand for Avoided Payment (as defined below) annexed hereto as Attachment II, as the case may be, and in either case not exceed (i) the Surety Bond Coverage (as defined in paragraph 7 hereof), plus (ii) interest at the Overdue Rate on any amounts due and payable by Berkshire hereunder from and including the date such amounts are due and payable by Berkshire hereunder plus (iii) expenses payable by Berkshire under paragraph 12 hereof.  Capitalized terms used herein or in any Demand for Payment, Demand for Avoided Payment or Notice of Termination (as defined below) but not defined herein or therein shall have the respective meanings set forth in Appendix A to the Participation Agreement (P1), dated as of December 30, 1996, by and among Oglethorpe, the Facility Sublessor, the Facility Lessor, U.S. Bank National Association, successor in interest to Fleet National Bank, as Owner Trustee and Utrecht-America Finance Co. (as amended, supplemented or otherwise modified and in effect from time to time, the “Participation Agreement”).  The general provisions of such Appendix A shall apply to terms used in this Surety Bond and defined herein or therein.

1.                                       Upon receipt by Berkshire of a demand for payment for a portion or all of the unpaid amount of the Covered Obligations in an amount up to and including, but not exceeding, the Surety Bond Coverage (the “Deficiency”) conforming to and in the form attached hereto as Attachment I (a “Demand for Payment”), with all blank spaces therein for variable information completed, duly executed by the Facility Sublessor (subject to paragraph 20 hereof) or the RMLC Assignee and certifying that:

(a)                                  either (i) at least two Business Days prior to the date of such Demand for Payment, the Facility Sublessor or the RMLC Assignee demanded in writing (such demand being the “Oglethorpe Payment Demand”) payment from Oglethorpe of an amount (the “Oglethorpe Claimed Amount”) not less than the Deficiency, and such Oglethorpe Claimed Amount was then due and payable and as of the date of the Demand for Payment hereunder continues to be due and payable, or (ii) for a period of at least two Business Days prior to the date of delivery of the Demand for Payment hereunder, the Facility Sublessor or the RMLC Assignee, as the case may be, has been and continues to be stayed (as a consequence of an Insolvency Proceeding pertaining to the insolvency of Oglethorpe or RMLC) or has been and continues to be otherwise legally prohibited from making an Oglethorpe Payment Demand, and but for the existence of such stay or other prohibition, the Facility Sublessor or the RMLC Assignee, as the case may be, would have been entitled to make such Oglethorpe Payment Demand and the Oglethorpe Claimed Amount would thereupon have become due and payable by Oglethorpe; provided, however, that the certification set forth in this clause (a) shall not be required in a Demand for Payment that is made after payment of the first Surety Bond Payment Amount, and

(b)                                 either (i)(A) at least one Business Day prior to the date of such Demand for Payment hereunder, (1) the Facility Sublessor or the RMLC Assignee (whichever is then authorized to do so under the terms of the AMBAC Surety Bond) demanded in writing (such demand being the “AMBAC Payment Demand”) payment from AMBAC of the unpaid portion of the Oglethorpe Claimed Amount or, if less, the maximum amount then payable under the AMBAC Surety Bond (the amount demanded under the AMBAC Surety Bond being the “AMBAC Claimed Amount”) under and in compliance with the terms of the AMBAC Surety Bond, and (2) all or any portion of the AMBAC Claimed Amount was then due and payable under the terms of the AMBAC Surety Bond, and (B) such AMBAC Claimed Amount or any portion thereof remains unpaid, or (ii) for a period of at least one Business Day prior to the date of delivery of the Demand for Payment hereunder, the Facility Sublessor or the RMLC Assignee, as the case may be, has been and continues to be stayed (as a consequence of an Insolvency Proceeding pertaining to the insolvency of AMBAC) or has been and continues to be otherwise legally prohibited from making an AMBAC Payment Demand, and but for the existence of such stay or other prohibition, the Facility Sublessor or the RMLC Assignee, as the case may be, would have been entitled to make such AMBAC Payment Demand and the AMBAC Claimed Amount or the applicable Surety Bond Payment Amount then payable under the AMBAC Surety Bond would thereupon have become due and payable by AMBAC, and

(c)                                  the Facility Sublessor or the RMLC Assignee, as the case may be, has delivered to Berkshire (i) at least two Business Days prior to the date of such Demand for Payment, either a copy of the Oglethorpe Payment Demand or written notice that delivery thereof has been stayed or otherwise prohibited as contemplated above, except that no such certification or delivery shall be required in a Demand for Payment made after payment of the first Surety Bond Payment Amount, and (ii) at least one Business Day prior to the date of such Demand for Payment, either a copy of the AMBAC Payment Demand or written notice that delivery thereof has been stayed or otherwise prohibited as contemplated above, and

(d)                                 as of the date of such Demand for Payment hereunder, a Deficiency exists, and

(e)                                  neither Ambac nor any Affiliate of AMBAC shall have become the Owner Participant or shall be a party to any contract or arrangement (other than the AMBAC Surety Documents, the Implementation Agreement and, if applicable, the Loan Agreement, the Loan Certificate and the Deed to Secure Debt

(collectively, the “AMBAC Documents”)) with the Owner Participant or any Affiliate thereof or the Owner Trustee pursuant to which AMBAC or any such Affiliate of AMBAC shall have acquired or shall (other than as provided in the AMBAC Documents) have the right to acquire all or substantially all of the economic benefits attributable to the Beneficial Interest, the Trust Estate or the Leasehold Interest or any substantial part thereof or interest therein,

Berkshire will pay to the Facility Sublessor or the RMLC Assignee (subject to paragraph 20 hereof, and as specified in such Demand for Payment and at the place of payment set forth in such Demand for Payment), on the Business Day following the date of receipt of such Demand for Payment, an amount equal to the Deficiency (but in no event to exceed the Surety Bond Coverage), in each case by wire transfer as specified in such Demand for Payment.  Berkshire shall also pay interest at the Overdue Rate on any amounts payable hereunder and on accrued but unpaid interest thereon (to the extent permitted by law) from and including the date such amounts are due and payable hereunder to (but excluding) the date of payment.

2.                                       A Demand for Payment, Demand for Avoided payment, a copy of an Oglethorpe Payment Demand (or written notice that delivery thereof has been stayed or otherwise prohibited) delivered under clause (1)(c)(i) hereof, if required hereunder, or a copy of an AMBAC Payment Demand (or written notice that delivery thereof has been stayed or otherwise prohibited) delivered under clause (1)(c)(ii) hereof shall be personally delivered or sent by telecopy to Berkshire at Berkshire’s “Address for Notice” set forth in paragraph 8 hereof.  Any Demand for Payment, Demand for Avoided Payment or copy or notice pursuant to the next preceding sentence so received by Berkshire after 2:00 p.m. New York City time on any Business Day or on any day that is not a Business Day shall be deemed to have been received by Berkshire prior to 2:00 p.m., New York City time, on the next succeeding Business Day.  As used herein, the term “Business Day” shall mean any day other than a Saturday, a Sunday or any day on which banking institutions in New York, New York are authorized or required by law to be closed.  If a Demand for Payment or Demand for Avoided Payment made hereunder is not, in any instance, effected in accordance with the terms and conditions of this Surety Bond, Berkshire shall give notice to the Facility Sublessor or the RMLC Assignee, as applicable, as promptly as reasonably practicable, that such Demand for Payment or Demand for Avoided Payment, as the case may be, was not effected in accordance with the terms and conditions of this Surety Bond and briefly state the reason(s) therefor.  Upon being notified that such Demand for Payment or Demand for Avoided Payment was not effected in accordance with the terms and conditions of this Surety Bond, the Facility Sublessor or the RMLC Assignee, as the case may be, may attempt to correct any such nonconforming Demand for Payment or Demand for Avoided Payment, as the case may be.  Multiple Demands for Payment or Demands for Avoided Payment shall be permitted hereunder.

3.                                       [Intentionally omitted]

4.                                       Any service of process on Berkshire may be made to Berkshire at Berkshire’s “Address for Notice” set forth in paragraph 8 hereof, and such service of process shall be valid and binding as to Berkshire.

5.                                       This Surety Bond is noncancelable for any reason.  Subject to paragraph 6 below, this Surety Bond and the obligations of Berkshire hereunder shall terminate on the earliest of (i) so long as Berkshire is not in default with respect to any of its obligations hereunder, January 11, 2027, (ii) two (2) days after the Surety Bond Coverage is reduced to zero dollars, (iii) upon receipt by Berkshire of written notice from the Facility Sublessor and the RMLC Assignee stating that Berkshire is released from its obligations under this Surety Bond, (iv) the date on which payment is made by Berkshire in full of the amount required to be paid pursuant to a Demand for Payment, (v) except with respect to coverage for Avoided Payments, the date on which payment is made in full of all Covered Obligations of Oglethorpe or AMBAC or the date on which Oglethorpe or AMBAC are released (in a writing signed by the RMLC Assignee or, if the assignment by the Facility Sublessor of its rights hereunder to the RMLC Assignee shall have been terminated, the Facility Sublessor) from further liability in respect of all Covered Obligations, other than with the written consent of Berkshire, (vi) the date, if any, on which Ambac or any Affiliate of AMBAC shall have become the Owner Participant or shall be a party to any contract or arrangement (other than the AMBAC Documents) with the Owner Participant or any Affiliate thereof or the Owner Trustee pursuant to which AMBAC or any such Affiliate of AMBAC shall have acquired or shall (other than as provided in the AMBAC Documents) have the right to acquire all or substantially all of the economic benefits attributable to the Beneficial Interest, the Trust Estate or the Leasehold Interest or any substantial part thereof or interest therein,  and (vii) 80 days (the “Cure Period”) after the later of (x) the third Surety Bond Payment Date (as defined in the AMBAC Surety Bond) if AMBAC paid the first Surety Bond Payment Amount or (y) delivery by Berkshire to the Facility Sublessor, the RMLC Assignee and the Owner Participant (with a copy to AMBAC, unless delivery to AMBAC shall be stayed by law) of a notice in the form of Attachment III hereto (a “Notice of Termination”) in accordance with the notice procedures in this paragraph 5 unless Berkshire shall have received prior to the expiration of the Cure Period the full amount of the unpaid portion of the Premium referred to in the Notice of Termination or a Demand for Payment.

Berkshire shall deliver a Notice of Termination upon the Facility Sublessor, the RMLC Assignee and the Owner Participant in the following manner:

(i)                                     The Notice of Termination shall be sent by FedEx or other similar courier service (FedEx and any such other courier service being referred to herein as the “Courier Service”) to each of the Facility Sublessor, the RMLC Assignee and the Owner Participant at its address set forth in paragraph 8 hereof and to each of addressees listed on Exhibit A hereto at the addresses set forth on such Exhibit (as such Exhibit may be modified by written notice from the Owner Participant to Berkshire from time to time), and shall also be sent by email to the addressees listed on Exhibit A to the email addresses for such persons set forth on such Exhibit (as such Exhibit may be modified by written notice from the Owner Participant to Berkshire from time to time as provided above).

(ii)                                  Each Notice of Termination sent by Courier Service pursuant to this paragraph 5 shall be accompanied by a notice (printed on red paper) affixed to the outside of the envelope containing such Notice of Termination in the form of Attachment IV hereof.  Each notice sent by email shall also contain a notice in the form of Attachment IV.

(iii)                               On the Business Day immediately preceding, on or within two Business Days following the date on which the Notice of Termination is sent by Courier Service as provided above, an officer, employee, representative or agent of Berkshire shall, between the hours of 9:00 a.m. and 5:00 p.m., New York time, place a telephone call to each of the persons listed on Exhibit A to the phone numbers listed on such Exhibit (as such Exhibit may be modified by written notice from the Owner Participant to Berkshire from time to time), and shall (A) if such person is available and answers the phone at such time, inform such person that such person “will be receiving by Courier Service an important Notice of Termination regarding the Oglethorpe Leveraged Lease Transaction (P1),” or (B) if such person is not then available, use reasonable efforts to leave a voicemail message on such person’s voicemail, and a message with any person who then answers such person’s telephone, to the same effect as set forth in clause (A) above.

6.                                       Notwithstanding the provisions of paragraph 5 hereof, (a) if the payment of any amount in respect of the Covered Obligations is avoided (an “Avoidance Event”) under any applicable Insolvency Proceeding with respect to Oglethorpe or AMBAC, and, as a result of such Avoidance Event, the Facility Sublessor or the RMLC Assignee is required to return or turn over such avoided payment, or any portion of such avoided payment (an “AMBAC Avoided Payment” in the case of an Insolvency Proceeding with respect to AMBAC, an “Oglethorpe Avoided Payment” in the case of an Insolvency Proceeding with respect to Oglethorpe, and each an “Avoided Payment”), and (b) Berkshire has not theretofore made a payment of the maximum amount of the Surety Bond Coverage to the Facility Sublessor or the RMLC Assignee, Berkshire will pay (1) with respect to an Oglethorpe Avoided Payment, the amount thereof minus any payments (other than AMBAC Avoided Payments) with respect thereto made by AMBAC under the AMBAC Surety Bond, and (2) with respect to an AMBAC Avoided Payment, the sum of, without duplication, (x) the amount thereof plus (y) that portion of the Claimed Amount (as defined in the AMBAC Surety Bond) that remains unpaid as of the date the Demand for Avoided Payment relating thereto is given to Berkshire in accordance with paragraph 8 hereof, in each case out of the funds of Berkshire, when the applicable or related Avoided Payment is due to be paid pursuant to the Order referred to below, but in any event no earlier than the second Business Day following receipt by Berkshire of (i) a certified copy of an order of a court or other body exercising jurisdiction in such Insolvency Proceeding to the effect that the Facility Sublessor or the RMLC Assignee is required to return or pay over such Avoided Payment because such Avoided Payment was avoided as a preferential transfer or otherwise rescinded or required to be restored by the Facility Sublessor or the RMLC Assignee (the “Order”), (ii) a certificate by or on behalf of the Facility Sublessor or the RMLC Assignee that the Order has been entered and is not subject to any stay, and that the Facility Sublessor or the RMLC Assignee, as the case may be, has complied with or will timely comply with such order, (iii) an assignment in the form of Exhibit A to the Demand for Avoided Payment, duly executed and delivered by the Facility Sublessor or the RMLC Assignee, as the case may be, irrevocably assigning to Berkshire all rights and claims of the Facility Sublessor or the RMLC Assignee, as the case may be (subject to the rights of the Lender as provided in the Loan Agreement) relating to or arising under the Operative Documents against (A) Oglethorpe or its estate, in the case of and with respect to an Oglethorpe Avoided Payment, or (B) AMBAC or its estate, in the case of and with respect to an AMBAC Avoided Payment and that portion of the Claimed Amount (as defined in the AMBAC Surety Bond) remaining unpaid as of the date of Demand for Avoided Payment and (iv) a demand for payment for a portion or all of the unpaid amount of the Avoided Payment and, in the case of an AMBAC Avoided Payment, any unpaid portion of the Claimed Amount, in an amount up to and including, but not exceeding, the amount set forth in the next succeeding paragraph, conforming to and in the form attached hereto as Attachment II (a “Demand for Avoided Payment”), with all blank spaces therein for variable information completed, duly executed by the Facility Sublessor (subject to paragraph 20 hereof) or the RMLC Assignee, and containing the certifications set forth therein.  In the event that Berkshire shall honor a Demand for Avoided Payment made by the RMLC Assignee, the Facility Sublessor shall, promptly upon Berkshire’s demand, provide an assignment in the form of Exhibit A to the Demand for Avoided Payment with respect to the related Avoided Payment.  Any failure on the part of the Facility Sublessor to perform its obligations under the preceding sentence shall not affect Berkshire’s obligations to the RMLC Assignee hereunder. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Facility Sublessor or the RMLC Assignee directly, unless and only to the extent the Facility Sublessor or the RMLC Assignee has made a payment of the Avoided Payment to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case Berkshire will pay the Facility Sublessor or the RMLC Assignee, as applicable, provided, that there has been delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to Berkshire and (b) evidence satisfactory to Berkshire that such payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.  “Insolvency Proceeding” means the commencement, after the date hereof, of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against any person, or the commencement, after the date hereof, of any proceedings by or against any person for the winding up or the liquidation of its affairs, or the consent after the date hereof to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or proceedings similar to the foregoing relating to any person.

Notwithstanding anything to the contrary herein, in no event shall Berkshire be obligated to make any payment (other than the payment of interest and expenses as herein provided) pursuant to any Demand for Avoided Payment, which payment, when added to all other payments (other than the payment of interest and expenses as herein provided) made under this Surety Bond and the Head Lease Surety Bond, would exceed the Surety Bond Coverage as of the date applicable to such payment under the definition of “Surety Bond Coverage” in paragraph 7(j) hereof.

Upon receipt by Berkshire of any payment in respect of the Premium or any portion thereof, neither such payment nor any part thereof shall be subject to rebate, reduction or refund for any reason or under any circumstances whatsoever, including, without limitation, the payment or prepayment of Oglethorpe’s obligations under the Facility Sublease or any of the other Operative Documents or the obligations of AMBAC under the AMBAC Surety Bond or the AMBAC Head Lease Surety Bond, or the termination or release of this Surety Bond or the AMBAC Surety Bond prior to the termination of the Facility Sublease.

7.                                       As used herein, the following capitalized terms shall have the following meanings:

(a)                                  “AMBAC Assignment Agreement” means the Agreement for Assignment on Default (P1) dated as of December 30, 1996 among the Owner Participant, the Owner Trustee, the Co-Trustee and AMBAC, as amended.

(b)                                 “AMBAC Head Lease Surety Bond” means the Amended and Restated Surety Bond (Head Lease-P1) issued on May 22, 2009, Policy No. SF0003BE, executed by AMBAC in favor of the “Guaranteed Parties” named therein.

(c)                                  “AMBAC Purchase Option” means the “Purchase Option” under and as defined in the AMBAC Assignment Agreement.

(d)                                 “AMBAC Surety Documents” means, collectively, the AMBAC Surety Bond, the AMBAC Head Lease Surety Bond and the AMBAC Assignment Agreement.

(e)                                  “Berkshire Assignment on Default” means the Berkshire Agreement for Assignment on Default (P1) dated as of the date hereof among Berkshire, the Co-Trustee, the Owner Trustee and the Owner Participant.

(f)                                    “Berkshire Purchase Option” means the “Purchase Option” under and as defined in the Berkshire Assignment on Default.

(g)                                 “Excluded Rights” means all rights, remedies and benefits under the Operative Documents of the Owner Participant in respect of the period on or prior to the date of Payment in Full (including, without limitation, under Sections 11 and 12 of the Participation Agreement and under the Tax Indemnity Agreement) that accrue in respect of or that are attributable to acts, omissions, facts or events existing or occurring on or prior to the time of Payment in Full, but excluding any amounts owing to the Owner Participant that are included in the calculation of the amount of such Payment in Full.

(h)                                 “Head Lease Surety Bond” means Surety Bond (Head Lease-P1) No. 98SRD102494 issued by Berkshire with respect to certain payment obligations of Oglethorpe under the Participation Agreement and certain payment obligations of AMBAC under the AMBAC Head Lease Surety Bond.

(i)                                  “Implementation Agreement” means the Surety Bond Implementation Agreement (P1), dated as of the date hereof, among Oglethorpe, RMLC, the Owner Participant, the Owner Trustee, the Co-Trustee, AMBAC and Berkshire.

(j)                                     “Surety Bond Coverage” means, for any period set forth on Schedule A attached hereto with respect to the payment of any Deficiency and any Avoided Payment hereunder, (x) the amount shown opposite the period in which the date on which the Demand for Payment of such Deficiency or Avoided Payment is given to Berkshire in accordance with paragraph 8 hereof or deemed given to Berkshire as set forth below in this paragraph (j); minus (y) any amounts (other than amounts that constituted AMBAC Avoided Payments) previously paid hereunder and under the Head Lease Surety Bond, the AMBAC Surety Bond and the AMBAC Head Lease Surety Bond.  The amount described in clause (y) above shall be determined without regard to any amounts previously paid comprising expenses payable under the AMBAC Surety Bond, the AMBAC Head Lease Surety Bond, paragraph 12 hereof or under paragraph 12 of the Head Lease Surety Bond or interest on amounts not paid by Berkshire when due and payable hereunder as provided in the last sentence of paragraph 1 hereof or the last sentence of paragraph 1 of the Head Lease Surety Bond or interest on amounts not paid by AMBAC when due and payable under the AMBAC Surety Bond or the AMBAC Head Lease Surety Bond (excluding any interest that could have been avoided under the AMBAC Surety Bond or the AMBAC Head Lease Surety Bond had a Demand for Payment or Demand for Avoided Payment been made hereunder or under the Head Lease Surety Bond at the earliest date provided for such a Demand for Payment or Demand for Avoided Payment, as the case may be, hereunder or thereunder).  With respect to any AMBAC Avoided Payment, the date on which Demand for Payment of such AMBAC Avoided Payment is deemed given to Berkshire for purposes of the first sentence of this paragraph 7(j) shall be the Business Day next following the date on which such AMBAC Avoided Payment was first demanded from AMBAC.  With respect to any Deficiency hereunder payable after AMBAC shall have paid the first Surety Bond Payment Amount, the date on which Demand for Payment of such Deficiency is deemed given to Berkshire for purposes of the first sentence of this paragraph 7(j) shall be the Business Day next following the date on which such first Surety Bond Payment Amount was first demanded from AMBAC.

(k)                                  “Surety Bond Payment Amount” has the meaning set forth in the AMBAC Surety Bond.

8.                                       Except as otherwise provided in paragraph 5 hereof and subject to paragraph 2 hereof, all notices, requests and other communications provided for herein shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the following addresses or, as to Berkshire, the Facility Sublessor, the RMLC Assignee, the Owner Participant or Oglethorpe, at such other address as shall be designated by such Person in a notice to each other such Person (such address with respect to any party, including copies as specified below, being the “Address for Notice” of such party), and all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid:

Berkshire

Berkshire Hathaway Assurance Corporation

c/o Berkshire Hathaway Group

100 First Stamford Place

Stamford, CT 06902

Attn:  General Counsel
Facsimile No.:  (203) 363-5221

with copies to:

Berkshire Hathaway Assurance Corporation
3024 Harney Street
Omaha, NE 68131
Attention:  President
Facsimile No.:  (402) 916-3237

and

Robert E. Bennett
99 Mill Lane
Norwell, MA 02061
Facsimile No.:  (781) 659-2491

Facility Sublessor

Rocky Mountain Leasing Corporation
c/o Corporation Trust Center
1209 Orange Street, Room 123
Wilmington, Delaware 19801
Telecopier No.:  (302) 688-5459
Confirmation No.:  (302) 777-0250

RMLC Assignee

U.S. Bank National Association
EX-GA-ATPT
1349 W. Peachtree Street, Suite 1050
Atlanta, GA 30309
Facsimile No.:  (404) 898-2467
Telephone No.:  (404) 898-8830
Attention:  Jack Ellerin

Owner Participant

Philip Morris Capital Corporation

225 High Ridge Road

Suite 300 West

Stamford, Connecticut 06905

Facsimile No.:  (203) 708-8256

Telephone No.: (203) 708-8347

Attention: General Counsel

with a copy to:

Philip Morris Capital Corporation

225 High Ridge Road

Suite 300 West

Stamford, Connecticut 06905

Facsimile No.:  (203) 708-8256

Telephone No.: (203) 708-8204

Attention: Alex Russo, Vice President/Asset and Portfolio Management

9.                                       Berkshire’s obligations under this Surety Bond (a) are absolute and unconditional, (b) constitute a guaranty of payment and not a guaranty of collection, (c) shall be a continuing guaranty of all present and future Covered Obligations and all amendments, modifications, supplements, renewals of or extensions to the Covered Obligations, whether such amendments, modifications, supplements, renewals or extensions are evidenced by new or additional instruments, documents or agreements, and (d) shall be irrevocable.  The obligations of Berkshire to make any payment hereunder shall, to the extent permitted by Applicable Law, constitute separate and independent obligations of Berkshire, and give rise to separate and independent causes of action against Berkshire.  Berkshire specifically agrees that, subject to receipt by Berkshire of a Demand for Payment or a Demand for Avoided Payment conforming to and in the form of Attachment I or II hereto, as the case may be, it shall not be necessary, and that Berkshire shall not be entitled to require, before or as a condition of enforcing the liability of Berkshire under this Surety Bond or requiring payment or performance of the Covered Obligations by Berkshire hereunder, or at any time thereafter, that any Person:  (i) file suit or proceed to obtain or assert a claim for personal judgment against Oglethorpe, AMBAC or any other Person that may be liable for any Covered Obligation, (ii) other than as set forth in paragraph 1 hereof, make any other effort to obtain payment or performance of any Covered Obligation from Oglethorpe, AMBAC or any other Person that may be liable for such Covered Obligation, (iii) foreclose against or seek to realize upon any security now or hereafter existing for such Covered Obligation, (iv) other than as set forth in paragraph 1 hereof, exercise or assert any other right or remedy to which such Person is or may be entitled in connection with any Covered Obligation or any security or other guaranty therefor, or (v) other than as set forth in paragraph 1 hereof, assert or file any claim against the assets of Oglethorpe, AMBAC or any other Person liable for any Covered Obligation.

10.                                 THE OBLIGATIONS OF BERKSHIRE UNDER THIS SURETY BOND SHALL NOT BE REDUCED, LIMITED OR TERMINATED, NOR SHALL BERKSHIRE BE DISCHARGED FROM ANY THEREOF, FOR ANY REASON WHATSOEVER (other than by the payment of the Covered Obligations), including (and whether or not the same shall have occurred or failed to occur once or more than once and whether or not Berkshire shall have received notice thereof):

(a)                                  (i) any increase of, (ii) any extension of the time of payment or performance of, (iii) any other amendment or modification of any of the other terms and provisions of, (iv) any release, composition or settlement (whether by way of acceptance of a plan of reorganization or otherwise) of, (v) any subordination (whether present or future or contractual or otherwise) of, or (vi) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of, the Covered Obligations; provided, however, in each case that Berkshire’s obligation to make payments hereunder shall in no event be greater than the Surety Bond Coverage plus interest on amounts not paid by Berkshire when due and payable hereunder as provided in the last sentence of paragraph 1 hereof and expenses (other than expenses payable by AMBAC under the AMBAC Surety Bond or the AMBAC Head Lease Surety Bond);

(b)                                 (i) any failure to obtain or any release of, (ii) any failure to protect or preserve, (iii) any release, compromise, settlement or extension of the time of payment of any obligations constituting, (iv) any failure to perfect or maintain the perfection or priority of any Lien upon, (v) any subordination of any Lien upon, or (vi) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of, any Lien or intended Lien upon, any collateral now or hereafter securing the Covered Obligations;

(c)                                  any invalidity or unenforceability of the Facility Sublease or any other Operative Document for any reason whatsoever, including any action taken pursuant to the Oglethorpe Mortgage;

(d)                                 any exercise of, or any election not or failure to exercise, delay in the exercise of, waiver of, or forbearance or other indulgence with respect to, any right, remedy or power available to a Guaranteed Party, including (i) any election not or failure to exercise any right of set-off, recoupment or counterclaim, (ii) any acceptance of partial payments on the Covered Obligations, and (iii) any election of remedies effected by a Guaranteed Party, whether or not such election affects the right to obtain a deficiency judgment;

(e)                                  receipt by the Guaranteed Parties (and holding thereby) of additional security or guaranties for the Covered Obligations or any part thereof;

(f)                                    any bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, dissolution, liquidation or the like with respect to, or in any manner affecting, RMLC, Oglethorpe, AMBAC, Berkshire or any other Person, or any obligation of Oglethorpe, RMLC or the RMLC Assignee under any Operative Document or of AMBAC under the AMBAC Surety Bond or any application of Section 502(b)(6) or other provision of the Bankruptcy Code that purports to limit Oglethorpe’s or RMLC’s obligations under the Operative Documents;

(g)                                 any limitation of the remedies of the Guaranteed Parties under the Facility Sublease or the other Operative Documents, or any limitation of the liability of Oglethorpe under the Facility Sublease or the other Operative Documents or of AMBAC under the AMBAC Surety Bond, which may now or hereafter be imposed by any Applicable Law;

(h)                                 any merger or consolidation of Oglethorpe, AMBAC or Berkshire into or with any other Person, or any transfer, conveyance, sale, lease or other disposition of any or all of the assets of Oglethorpe, AMBAC or Berkshire to any other Person, or any consent by the RMLC Assignee or the Facility Sublessor to any such merger, consolidation, transfer of assets or any other restructuring or termination of the corporate existence of Oglethorpe, AMBAC, Berkshire or any other Person;

(i)                                     any debt of Oglethorpe or AMBAC to any Person, including Berkshire;

(j)                                     any claim, set-off, deduction or defense AMBAC or Berkshire may have against any of the RMLC Assignee, the Facility Sublessor, Oglethorpe or the other parties to the Operative Documents or AMBAC, whether hereunder or under the Facility Sublease or the other Operative Documents or the AMBAC Surety Bond or independent of or unrelated to the transactions contemplated by the Facility Sublease or the other Operative Documents or the AMBAC Surety Bond (without prejudice to Berkshire’s right to assert such claim, set-off, deduction or defense in a separate action unrelated to any action for enforcement of this Surety Bond or the Covered Obligations, so long as Berkshire does not set-off the amount of such claim, set-off, deduction or defense against its obligation to pay the Covered Obligations hereunder);

(k)                                  in the case of obligations of Berkshire to the RMLC Assignee, any breach on the part of the Facility Sublessor of any representation, warranty or covenant in or pursuant to the Implementation Agreement or any Surety Bond; or

(l)                                     ANY OTHER ACT OR FAILURE TO ACT OR ANY OTHER EVENT OR CIRCUMSTANCE THAT (i) VARIES THE RISK OF

BERKSHIRE UNDER THIS SURETY BOND OR (ii) BUT FOR THE PROVISIONS HEREOF, WOULD, AS A MATTER OF STATUTE OR RULE OF LAW OR EQUITY, OPERATE TO REDUCE, LIMIT OR TERMINATE THE OBLIGATIONS OF BERKSHIRE THEREUNDER OR DISCHARGE BERKSHIRE FROM ANY THEREOF.

Anything contained herein to the contrary notwithstanding, Berkshire shall be released from further liability hereunder in the event that the RMLC Assignee or, if the assignment by the Facility Sublessor of its rights hereunder to the RMLC Assignee shall have been terminated, the Facility Sublessor, in writing releases, other than with the written consent of Berkshire, AMBAC in respect of its obligations under the AMBAC Surety Bond or the AMBAC Head Lease Surety Bond.

11.                                 (a)                                  Berkshire waives any defense to, and any set-off, counterclaim and claim of recoupment against, the Covered Obligations that may at any time be available to Berkshire or any other guarantor (without prejudice to Berkshire’s right to assert such defense, set-off, counterclaim or claim in a separate action unrelated to any action for enforcement of this Surety Bond or the Covered Obligations, so long as Berkshire does not set-off the amount of such defense, set-off, counterclaim or claim against its obligation to pay Covered Obligations hereunder).  Except as set forth in paragraph 6 hereof and in this paragraph 11, (i) Berkshire agrees not to exercise any right of subrogation which may otherwise inure to its benefit as a result of any payment made by it under the Surety Bond until all obligations of RMLC and Oglethorpe to the Co-Trustee, the Owner Trustee and the Owner Participant under the Operative Documents have been fully discharged, and (ii) Berkshire waives until such time, to the fullest extent permitted by Applicable Law, (A) any right to enforce any remedy which any Guaranteed Party now has or may hereafter have against Oglethorpe in respect of any of the Covered Obligations, and (B) any benefit of, and any right to participate in, any collateral now or hereafter held by any Guaranteed Party for the Covered Obligations; provided, however, that if Berkshire shall have paid in full the amount required by any Demand for Payment or Demand for Avoided Payment hereunder, (1) Berkshire shall immediately be subrogated to all rights of the Guaranteed Parties in respect of AMBAC’s obligations with respect to any related Claimed Amount (as defined in the AMBAC Surety Bond or the AMBAC Head Lease Surety Bond) that is unpaid under the AMBAC Surety Bond and/or the AMBAC Head Lease Surety Bond, (2) Berkshire shall be entitled to exercise any and all rights and to enforce any and all remedies which any Guaranteed Party now has or may hereafter have against AMBAC with respect to any related Claimed Amount that is unpaid under the AMBAC Surety Bond and/or the AMBAC Head Lease Surety Bond, and (3) Berkshire shall have the sole and exclusive benefit of, and the sole and exclusive right to participate in, any claims or recoveries to the extent of such amount and with respect to any related Claimed Amount that is unpaid under the AMBAC Surety Bond and/or the AMBAC Head Lease Surety Bond, in each case under clauses (1), (2) and (3) for its own benefit and to the exclusion of the Guaranteed Parties and any other Persons, except as otherwise provided in the penultimate sentence of paragraph 11(f)(ii) hereof.

(b)                                 Berkshire waives:  (i) notice of acceptance of and intention to rely on this Surety Bond, (ii) notice of the incurrence or renewal of any other Covered Obligation, (iii) notice of any of the matters referred to in paragraph 10 hereof, and (iv) all other notices that may be required by Applicable Law or otherwise to preserve any rights against Berkshire under this Surety Bond, including any notice of default, demand, dishonor, presentment or protest, in each case except as expressly provided herein.  Berkshire assumes the responsibility for being and keeping informed of the financial condition of Oglethorpe and AMBAC and of all other circumstances bearing upon the risk of nonpayment of the Covered Obligations which diligent inquiry would reveal, and agrees that each Guaranteed Party shall have no duty beyond its obligations in the Operative Documents to advise Berkshire of information known to it regarding such condition or any such circumstances.  It is not and shall not be necessary for any Guaranteed Party to inquire into the powers of either Oglethorpe or AMBAC or any of its agents acting or purporting to act on behalf thereof, and any Covered Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

(c)                                  Except as set forth in paragraph 1 hereof, Berkshire waives any requirement, and any right to require, that any right or power be exercised or any action be taken against Oglethorpe or AMBAC or any collateral for the Covered Obligations, and Berkshire waives the right to have the property of Oglethorpe or AMBAC first applied to the discharge of the Covered Obligations.  Each of the Facility Sublessor and the RMLC Assignee may at its election exercise any right or remedy it may have against Oglethorpe or AMBAC or any collateral now or hereafter held by such Person, including, without limitation, the right to foreclose upon any such collateral by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Berkshire hereunder.  Berkshire waives:  (i) any defense arising by reason of any disability or other defense of Oglethorpe or AMBAC or by reason of the cessation from any cause whatsoever of the liability, either in whole or in part, of Oglethorpe or AMBAC to each of the Facility Sublessor and the RMLC Assignee for the Covered Obligations (without prejudice to Berkshire’s right to assert a claim based on such disability or other defense or cessation, in a separate action unrelated to any action for enforcement of this Surety Bond or the Covered Obligations, so long as Berkshire does not set-off the amount of such claim against its obligation to pay Covered Obligations hereunder), (ii) any defense based on the discharge of Oglethorpe or AMBAC by operation of law, notwithstanding any intervention or omission by the Facility Sublessor or RMLC Assignee, and (iii) any defense based on or arising out of the absence, impairment or loss of any right of reimbursement, contribution, assignment or subrogation or any other right or remedy of Berkshire against Oglethorpe or AMBAC or any such collateral, whether resulting from such election by the Facility Sublessor or the RMLC Assignee or otherwise.

(d)                                 Berkshire waives all rights, benefits or defenses under any Applicable Laws which:  (i) reduce the obligation of a surety upon the acceptance by a creditor of anything in partial satisfaction of an obligation, (ii) exonerate the surety if by an act of the creditor, without the consent of the surety, the original obligation of the principal is altered in any respect, or the remedies or rights of the creditor against the principal, in respect thereto, are in any way suspended or impaired, (iii) exonerate the surety to the extent that the creditor does not proceed against the principal, or pursue any other remedy in the creditor’s power which the surety cannot pursue, and which would lighten the surety’s burden, and (iv) reduce the guaranteed obligation in proportion to the principal obligation; provided that this paragraph (d) shall not apply to (A) any voluntary release, voluntary reduction, voluntary amendment or voluntary termination of the AMBAC Surety Bond or the AMBAC Head Lease Surety Bond entered into by the Owner Participant, the Owner Trustee or the Co-Trustee, as the case may be, or (B) any release, reduction, amendment or termination of the AMBAC Surety Bond or the AMBAC Head Lease Surety Bond by the Owner Participant, the Owner Trustee or the Co-Trustee in violation of the Operative Documents or Applicable Law; provided further that, for all purposes of this Surety Bond, any Demand for Payment or any Demand for Avoided Payment, any court-ordered or legally required release, reduction, amendment or termination of the AMBAC Surety Bond or the AMBAC Head Lease Surety Bond shall not be considered voluntary unless such court order was requested or consented to by the Owner Participant, the Owner Trustee or the Co-Trustee.

(e)                                  Except as otherwise provided in paragraph 11(d) above, BERKSHIRE WAIVES ALL OTHER RIGHTS, BENEFITS AND DEFENSES UNDER APPLICABLE LAW THAT WOULD, BUT FOR THIS PARAGRAPH 11(e), BE AVAILABLE TO BERKSHIRE AS A DEFENSE AGAINST OR A REDUCTION OR LIMITATION OF ITS OBLIGATIONS UNDER THIS SURETY BOND (without prejudice to Berkshire’s right to assert such rights, benefits or defenses in a separate action unrelated to any action for enforcement of this Surety Bond or the Covered Obligations, so long as Berkshire does not set-off the amount of such rights, benefits or defenses against its obligation to pay Covered Obligations hereunder).

(f)                                    (i)                                     Berkshire agrees, and each of the Guaranteed Parties by acceptance of this Surety Bond and by submission of the Demand for Payment or Demand for Avoided Payment hereunder with respect to a Deficiency or an Avoided Payment, as the case may be, agrees, that concurrently upon the payment in full by Berkshire of such Deficiency or Avoided Payment and the balance of the Total Outstanding Amount (as defined in the Demand for Payment or Demand for Avoided Payment) (whether or not in excess of the Surety Bond Coverage, “Payment in Full”), Berkshire shall, subject to clause (ii) below, be subrogated to all of the rights and remedies of the RMLC Assignee and the Facility Sublessor (subject to the rights of the Lender as provided in the Loan Agreement and other than those rights to which AMBAC had previously been subrogated in accordance with the terms of the AMBAC Surety Documents and the Implementation Agreement) with respect to the Covered Obligations giving rise to such Deficiency or Avoided Payment and/or comprising the balance of the Total Outstanding Amount under the Participation Agreement and the other Operative Documents and all right, title and interest of the Head Lessee, the Facility Lessor, the Facility Sublessor and the RMLC Assignee under the Operative Documents (other than, in each and every case, Excluded Rights).

(ii)                                  Upon Payment in Full, each of the Facility Sublessor and the RMLC Assignee shall cooperate as reasonably requested by Berkshire, at Berkshire’s expense, in Berkshire’s exercise of the subrogation and other rights contemplated by paragraph 11(a) and this paragraph 11(f) as may be reasonably necessary to carry out more effectively the intent and purpose of such subrogation and other rights; provided, however, that neither the Facility Sublessor nor the RMLC Assignee shall be required by this sentence to take any action that (A) may expose it to criminal or unindemnified civil liability or (B) that would reasonably be expected to have a material adverse effect on the Owner Participant to the extent not indemnified by Berkshire.  Upon the request of Berkshire after Payment in Full, each of the RMLC Assignee and the Facility Sublessor shall confirm the transfer of its respective portion of such rights to Berkshire by executing an instrument substantially in the form of Attachment V.  Any failure on the part of the Facility Sublessor to perform its obligations under the preceding sentence shall not affect Berkshire’s obligations to the RMLC Assignee hereunder.  Without limiting the foregoing, from and after delivery of a Demand for Payment or Demand for Avoided Payment, (A) neither the Facility Sublessor nor the RMLC Assignee shall take any action with respect to enforcement of AMBAC’s obligations under the AMBAC Surety Bond or the AMBAC Head Lease Surety Bond with respect to any Claimed Amount that is unpaid thereunder (in each case except for any such action as may be reasonably requested by Berkshire), and Berkshire shall be entitled to control and direct the exercise of all remedies (including but not limited to all proceedings and settlements) in respect of the AMBAC Surety Bond and the AMBAC Head Lease Surety Bond with respect to any such Claimed Amount, through counsel of Berkshire’s choice, and in each case without any duty or liability to the Guaranteed Parties for any actions taken or not taken in connection therewith, and (B) if Payment in Full has been made (and not avoided under any bankruptcy or insolvency proceeding), except as specified in the next following sentence, neither the Facility Sublessor nor the RMLC Assignee shall take any action (other than any action that the Facility Sublessor or the RMLC Assignee is required to take under the Operative Documents) with respect to enforcement of the Covered Obligations under the Facility Sublease, the Participation Agreement or any other Operative Documents without the prior written consent of Berkshire (other than, in each and every case, Excluded Rights), and, subject to the rights of the Lender as provided in the Loan Agreement, Berkshire shall be entitled to control and direct the exercise of remedies (including but not limited to all proceedings and settlements) in respect of Covered Obligations (other than with respect to Excluded Rights) through counsel of Berkshire’s choice; provided that any amounts recovered or realized by Berkshire pursuant to the exercise of the subrogation rights set forth in this paragraph 11(f), and in any case excluding any such rights in respect of the AMBAC Surety Bond or the AMBAC Head Lease Surety Bond, shall be first applied and paid over to the Guaranteed Parties to discharge any and all unpaid obligations of Oglethorpe to such Persons under the Operative Documents, prior to any application of such amounts to any amounts owing to

Berkshire with respect to payments made under this Surety Bond or other payments in respect of Oglethorpe’s obligations.  In the event that, following any Payment in Full, any amount paid by or on behalf of Oglethorpe or AMBAC to the Facility Sublessor or the RMLC Assignee that shall have been taken into account in computing the Total Outstanding Amount shall become an Avoided Payment, notwithstanding the next preceding sentence, the Facility Sublessor or the RMLC Assignee, as applicable, may enforce its claim against Oglethorpe or AMBAC, after consultation with Berkshire and in continued consultation with Berkshire in order to avoid inefficient prosecution of the respective claims of Berkshire and the Facility Sublessor or the RMLC Assignee, as applicable, with respect to that portion of such amount that shall remain unpaid after the maximum amount of the Surety Bond Coverage shall have been drawn hereunder, provided, that any recovery by the Facility Sublessor or the RMLC Assignee pursuant to such exercise in excess of the amount required to discharge any unpaid obligations of Oglethorpe or AMBAC to such Persons or the Owner Participant or any Affiliate thereof under the Operative Documents shall be paid over to Berkshire for application to any unpaid Berkshire Obligations (as defined in the Implementation Agreement).  For the avoidance of doubt, no amounts recovered or realized by Berkshire from the exercise by Berkshire of its rights pursuant to the Berkshire Guaranty Agreement (P1) dated the date hereof between Oglethorpe and Berkshire or (following payment in full of the Deficiency (as defined in the Demand for Payment) or any amount due pursuant to a Demand for Avoided Payment and any interest payable hereunder) in respect of the AMBAC Surety Bond or the AMBAC Head Lease Surety Bond, shall be subject to the order of distribution set forth in the penultimate sentence of this paragraph 11(f)(ii) or any other rights of the Guaranteed Parties.

(iii)                               The existence of the subrogation rights in paragraph 11(a) hereof or this paragraph 11(f) shall not in any way give rise to any duty on the part of Berkshire, except as expressly set forth in such paragraph 11(a) or this paragraph 11(f).

(iv)                              Nothing in paragraph 11(a) or this paragraph 11(f) shall be construed to be a representation on the part of the Facility Sublessor or RMLC Assignee as to the existence or extent of the right, title, interest and remedies to which Berkshire shall be subrogated pursuant to such paragraphs, except as expressly set forth in the Assignment (substantially in the form of Exhibit A to the Demand for Avoided Payment) or the Confirmation of Transfer (substantially in the form of Attachment V) in respect of the RMLC Assignee’s or the Facility Sublessor’s, as the case may be, not having assigned any of the same (other than, in the case of the Facility Sublessor, to the RMLC Assignee pursuant to the Facility Sublease Assignment Agreement and, in the case of the RMLC Assignee, the grant to the Lender of a security interest in such Covered Obligations and other rights under and as provided by the Loan Agreement and other than any assignment or grant of subrogation rights required under the terms of the AMBAC Surety Documents) and as to the absence of Facility Lessor’s Liens.

12.                                 In addition to Berkshire’s obligations under paragraph 1 hereof, Berkshire agrees to pay on demand all fees and out of pocket expenses (including the reasonable fees and expenses of the Facility Sublessor’s counsel and the RMLC Assignee’s counsel) in any way relating to the enforcement of the rights of the Facility Sublessor or RMLC Assignee hereunder or as otherwise specified under the Surety Bond Documents (as defined in the Agreement Regarding Surety Bonds (P1) dated the date hereof among Oglethorpe, RMLC and Berkshire); provided, that, except as expressly set forth in the Surety Bond Documents, Berkshire shall not be liable for any expenses of the Facility Sublessor or the RMLC Assignee if no payment under this Surety Bond is or was at any time due or if all payments are made in accordance with the terms hereof.

13.                                 Each of the rights and remedies of the Facility Sublessor or the RMLC Assignee under this Surety Bond shall be in addition to all of its other rights and remedies under Applicable Law, and nothing in this Surety Bond shall be construed as limiting any such rights or remedies.

14.                                 Any term, covenant, agreement or condition of this Surety Bond may be amended, and any right under this Surety Bond may be waived, if, but only if, such amendment or waiver is in writing and is signed by the Facility Sublessor and the RMLC Assignee and, in the case of an amendment, by Berkshire.  No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Facility Sublessor or the RMLC Assignee under this Surety Bond or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of the Facility Sublessor or the RMLC Assignee under this Surety Bond or Applicable Law.

15.                                 (a) Prior to payment of all amounts payable by Berkshire hereunder, Berkshire may not assign any of its rights or obligations under this Surety Bond without the prior written consent of the Facility Sublessor and the RMLC Assignee, and (b) no assignment of any such obligation shall release Berkshire therefrom unless the Facility Sublessor and the RMLC Assignee shall have consented to such release in a writing specifically referring to the obligation from which Berkshire is to be released; provided, however, that Berkshire may procure any other surety to reinsure this Surety Bond.

16.                                 THIS SURETY BOND AND ANY BREACH OR DISPUTE WITH RESPECT TO THIS SURETY BOND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

17.                                 Any provision of this Surety Bond that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.  To the extent permitted by Applicable Law, Berkshire hereby waives any provision of Applicable Law that renders any provision of this Surety Bond prohibited or unenforceable in any respect.

18.                                 All of the provisions of this Surety Bond shall be binding upon Berkshire and its successors and assigns and shall inure to the benefit of, and (subject to paragraph 20 hereof) may be enforced by, each of the Facility Sublessor and the RMLC Assignee and their respective successors and permitted assigns under the provisions of the Operative Documents.

19.                                 This Surety Bond may be assigned and transferred by the Facility Sublessor or the RMLC Assignee to any successor or permitted assigns under the provisions of the Operative Documents of the Facility Sublessor or the RMLC Assignee upon delivery to Berkshire of a certificate of an authorized officer of the applicable transferor and the transferee notifying Berkshire of such transfer.

20.                                 Berkshire hereby consents to the collateral assignment by the Facility Sublessor to the RMLC Assignee of all of its rights under this Surety Bond pursuant to the Facility Sublease Assignment Agreement.  Notwithstanding anything to the contrary herein, (A) each of Berkshire, the Facility Sublessor and the RMLC Assignee agrees that, unless and until the Facility Sublease Assignment Agreement shall have been discharged in accordance with Section 5 thereof, all payments by Berkshire hereunder, and all amounts to which the Facility Sublessor may become entitled hereunder, will be made to the RMLC Assignee (and not to the Facility Sublessor) and the RMLC Assignee shall have the sole and exclusive right to exercise any rights of the Facility Sublessor under this Surety Bond, and (B) unless and until the Facility Sublease Assignment Agreement shall have been discharged in accordance with Section 5 thereof, any demands for payment or other exercise of rights by the Facility Sublessor shall be ineffective for all purposes.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Berkshire has caused this Surety Bond to be executed on its behalf this 22nd day of May, 2009.

BERKSHIRE HATHAWAY ASSURANCE CORPORATION

By:
Name:
Title:

Acknowledged and Consented to by:

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

By:
Name:
Title:
Date:

[corporate seal]

Attest:
Name:
Title:
Date:

Exhibit A

Recipients of Notice of Termination on behalf of Owner Participant:

1.                                       Alex T. Russo

Vice President

Asset and Portfolio Management

Philip Morris Capital Corporation

225 High Ridge Road, Suite 300 West

Stamford, Connecticut 06905

Telephone No.:  (203) 708-8204

Alex.Russo@us.pm.com

2.                                       John M. Spera

Vice President, and Controller

Philip Morris Capital Corporation

225 High Ridge Road, Suite 300 West

Stamford, Connecticut 06905

John.Spera@us.pm.com

Telephone No.:  (203) 708-8155

3.                                       Steven P. Seagriff

Vice President

Pricing, Compliance, and Credit

Philip Morris Capital Corporation

225 High Ridge Road, Suite 300 West

Stamford, Connecticut 06905

Telephone No.:  (203) 708-8214

Steve.Seagriff@us.pm.com

4.                                       Douglas B. Levene

Vice President, General Counsel, and Secretary

Philip Morris Capital Corporation

225 High Ridge Road, Suite 300 West

Stamford, Connecticut 06905

Telephone No.:  (203) 708-8347

Doug.Levene@us.pm.com

Schedule A

Oglethorpe Power Corporation - Surety Bond Calculation

RMLC Trust P1

Period Starting and Including Date	Period Ending and Including the Business Day Next Following Date	Surety Bond Coverage

[05/22/09]	[ ]
*	[ ]

[to come]

* Date next following ending date of next preceding period described in this Schedule A.

Attachment I
(Facility Sublease-P1)
Surety Bond No. 98SRD102495

DEMAND FOR PAYMENT

[Date]

Berkshire Hathaway Assurance Corporation

[                                                                  ]

[                                                                  ]

[                                                                  ]

Reference is made to the Surety Bond (Facility Sublease-P1) No. 98SRD102495 (the “Surety Bond”) issued by Berkshire Hathaway Assurance Corporation (“Berkshire”).  The terms which are capitalized herein and not otherwise defined have the meanings specified in the Surety Bond unless the context otherwise requires.

The [Facility Sublessor]/[RMLC Assignee] hereby certifies that:

(a)                                  [Either (i) at least two Business Days prior to the date of this Demand for Payment, the Facility Sublessor or the RMLC Assignee demanded in writing (such demand being the “Oglethorpe Payment Demand”) payment from Oglethorpe of the Termination Value under the Facility Sublease, together with other amounts constituting Covered Obligations under the Operative Documents, in an aggregate amount equal to $[                    ] (the “Amount Due”), and such amount was then and as of the date of this Demand for Payment continues to be due and payable, or (ii) for a period of at least two Business Days prior to the date of delivery of this Demand for Payment to Berkshire, the [Facility Sublessor]/[RMLC Assignee] has been and continues to be stayed (as a consequence of an Insolvency Proceeding pertaining to the insolvency of Oglethorpe or RMLC) or has been and continues to be otherwise legally prohibited from making an Oglethorpe Payment Demand, and but for the existence of such stay or other prohibition, the Facility Sublessor or the RMLC Assignee would have been entitled to make such Oglethorpe Payment Demand and the Amount Due would thereupon have become due and payable by Oglethorpe] / [AMBAC has paid the first Surety Bond Payment Amount].

(b)                                 Either (i)(A) at least one Business Day prior to the date of this Demand for Payment, (1) the Facility Sublessor or the RMLC Assignee (whichever is then authorized to do so under the terms of the AMBAC Surety Bond) demanded in writing (such demand being the “AMBAC Payment Demand”) payment from AMBAC of the unpaid portion of the Amount Due or, if less, the maximum amount then payable under the AMBAC Surety Bond (the amount demanded under the AMBAC Surety Bond being the “AMBAC Claimed Amount”) under and in compliance with the terms of the AMBAC Surety Bond, and (2) all or any portion of the AMBAC Claimed Amount was then due and payable under the terms of the AMBAC Surety Bond, and (B) such AMBAC Claimed Amount or any portion thereof remains unpaid (the lesser of the Amount Due and the portion of the AMBAC Claimed Amount that remains unpaid being the “Claimed Amount”), or (ii) for a period of at least one Business Day prior to the date of delivery of this Demand for Payment, the Facility Sublessor or the RMLC Assignee, as the case may be, has been and continues to be stayed (as a consequence of an Insolvency Proceeding pertaining to the insolvency of AMBAC) or has been and continues to be otherwise legally prohibited from making an AMBAC Payment Demand, and but for the existence of such stay or other prohibition, the Facility Sublessor or RMLC Assignee would have been entitled to make such AMBAC Payment Demand and the AMBAC Claimed Amount or the applicable Surety Bond Payment Amount then payable under the AMBAC Surety Bond would thereupon have become due and payable by AMBAC.

(c)                                  The Facility Sublessor or the RMLC Assignee has delivered to Berkshire (i) at least two Business Days prior to the date of this Demand for Payment, either a copy of the Oglethorpe Payment Demand or written notice that delivery thereof has been stayed or otherwise prohibited as contemplated above, unless AMBAC has paid the first Surety Bond Payment Amount, in which case the delivery referred to in this clause (i) is not required, and (ii) at least one Business Day prior to the date of this Demand for Payment, either a copy of the AMBAC Payment Demand or written notice that delivery thereof has been stayed or otherwise prohibited as contemplated above.

(d)                                 As of the date of this Demand for Payment, (i) $[              ] (exclusive of interest and expenses) (the “Oglethorpe Payment”) has been paid to the Facility Sublessor or the RMLC Assignee by or on behalf of Oglethorpe with respect to the Amount Due and/or to or for the account of the Facility Lessor in respect of the Termination Value under the Facility Sublease, and (ii) $[              ] (exclusive of interest and expenses) (the “AMBAC Payment”) has been paid to the Facility Sublessor or the RMLC Assignee by AMBAC under the AMBAC Surety Bond and/or the AMBAC Head Lease Surety Bond, (iii) $[          ] has been paid and/or is the subject of a simultaneous outstanding demand for payment under the Head Lease Surety Bond (the “Head Lease Surety Bond Amount”); and (iv) $[          ] (the “Avoided Payments”) of any such Oglethorpe Payment or AMBAC Payment has been returned or turned over as an avoided payment to Oglethorpe or AMBAC, respectively, or any other person by the Facility Sublessor or the RMLC Assignee as a result of an Avoidance Event in respect of any payment made by Oglethorpe under the Facility Sublease or AMBAC under the AMBAC Surety Bond.

(e)                                  (i)  As of the date hereof, the Covered Obligations that are (x) due and payable by Oglethorpe under the terms of the Facility Sublease, the Participation Agreement or any of the other Operative Documents (other than the Head Lease or the Facility Lease), or are payable upon demand but cannot be demanded from, Oglethorpe pursuant to the terms of the Facility Sublease, the Participation Agreement or any of the other Operative Documents (other than the Head Lease or the Facility Lease) by reason of the operation of a stay or other order issued in an Insolvency Proceeding pertaining to the insolvency of Oglethorpe or RMLC, and, giving effect to the application of the Oglethorpe Payment (less the amount of any Avoided Payment with respect thereto), the AMBAC Payment (less the amount of any Avoided Payment with respect thereto) and the Head Lease Surety Bond Amount, have not been paid, and (y) due and payable by AMBAC under the terms of the AMBAC Surety Bond, or the present payment of which cannot be demanded from AMBAC under the terms of the AMBAC Surety Bond by reason of the operation of a stay or other order issued in an Insolvency Proceeding pertaining to the insolvency of AMBAC, and have not been paid, are specified in the attachment hereto and are in the aggregate, without duplication, $[              ] (the “Sublease Outstanding Amount”).

(i)                                     The Surety Bond Coverage is $[              ].

(ii)                                  The lesser of the Sublease Outstanding Amount and the Surety Bond Coverage is $           (the “Deficiency”).

(iii)                               As of the date hereof, the Head Lease Outstanding Amount (as defined in the Head Lease Surety Bond) is specified in an attachment hereto and is $[              ].

(iv)                              The sum of the Sublease Outstanding Amount and of the Head Lease Outstanding Amount, (taking into account any provision of the Operative Documents pursuant to which payment of amounts comprising the Sublease Outstanding Amount are deemed to pay and satisfy other amounts comprising the Sublease Outstanding Amount or the Head Lease Outstanding Amount, and vice versa), is specified in an attachment hereto and is $[                  ] (the “Total Outstanding Amount”).

(f)                                    Neither the Facility Sublessor nor the RMLC Assignee has been paid all or any part of the Deficiency by Berkshire; and neither the AMBAC Surety Bond nor the AMBAC Head Lease Surety Bond has been voluntarily released by the undersigned[, the Owner Participant or the Owner Trustee](4) or terminated by voluntary agreement of the undersigned[, the Owner Participant or the Owner Trustee](5).

(g)                                 Neither Ambac nor any Affiliate of AMBAC has become the Owner Participant or is a party to any contract or arrangement (other than the AMBAC Documents) with the Owner Participant or any Affiliate thereof or the Owner Trustee pursuant to which AMBAC or any such Affiliate of AMBAC shall have acquired or shall (other than as provided in the AMBAC Documents) have the right to acquire all or substantially all of the economic benefits attributable to the Beneficial Interest, the Trust Estate or the Leasehold Interest or any substantial part thereof or interest therein.

The [Facility Sublessor]/[RMLC Assignee] hereby requests that payment of the Deficiency be made by Berkshire under the Surety Bond and direct that payment under the Surety Bond be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Surety Bond:

Account Information:

[Rocky Mountain Leasing Corporation, as Facility Sublessor

By:
Title:]

(4) Include if this demand is made by the Co-Trustee.

(5) Include if this demand is made by the Co-Trustee.

[U.S. Bank National Association,
not in its individual capacity,
but solely as Co-Trustee

By:
Title:]

Attachment II
(Facility Sublease-P1)
Surety Bond No. 98SRD102495

DEMAND FOR AVOIDED PAYMENT

[Date]

Berkshire Hathaway Assurance Corporation

[                                                                  ]

[                                                                  ]

[                                                                  ]

Reference is made to the Surety Bond (Facility Sublease-P1) No. 98SRD102495 (the “Surety Bond”) issued by Berkshire Hathaway Assurance Corporation (“Berkshire”).  The terms which are capitalized herein and not otherwise defined have the meanings specified in the Surety Bond unless the context otherwise requires.

The [Facility Sublessor] / [RMLC Assignee] hereby certifies that:

(a)                                  An Avoidance Event has occurred under an Insolvency Proceeding with respect to [Oglethorpe or AMBAC], and, as a result of such Avoidance Event, the Facility Sublessor or the RMLC Assignee is required to return or turn over an Avoided Payment in the amount of $[            ] (the “Avoided Payment”).

(b)                                 Berkshire has not heretofore made a payment of the maximum amount of the Surety Bond Coverage to the Facility Sublessor or the RMLC Assignee.

(c)                                  Attached hereto is a certified copy of an order of a court or other body exercising jurisdiction in such Insolvency Proceeding to the effect that the Facility Sublessor or the RMLC Assignee is required to return or pay over such Avoided Payment because such Avoided Payment was avoided as a preferential transfer or otherwise rescinded or required to be restored by the Facility Sublessor or the RMLC Assignee (the “Order”).

(d)                                 The Order has been entered and is not subject to any stay, and the Facility Sublessor or the RMLC Assignee, as the case may be, has complied with or will timely comply with such order.

(e)                                  The [Facility Sublessor] / [RMLC Assignee] has delivered to Berkshire an assignment, in substantially the form of Exhibit A.

(f)                                    If the Avoided Payment is an Oglethorpe Avoided Payment, either (i)(A) at least one Business Day prior to the date of this Demand for Avoided Payment, (1) the Facility Sublessor or the RMLC Assignee demanded in writing (such demand being the “AMBAC Avoided Payment Demand”) payment from AMBAC of the Avoided Payment or, if less, the maximum amount then payable under the AMBAC Surety Bond (the amount demanded under the AMBAC Surety Bond being the “AMBAC Claimed Amount”) under and in compliance with the terms of the AMBAC Surety Bond, and (2) all or any portion of the AMBAC Claimed Amount was then due and payable under the terms of the AMBAC Surety Bond, and (B) such AMBAC Claimed Amount or any portion thereof remains unpaid (the lesser of the Oglethorpe Avoided Payment and the portion of the AMBAC Claimed Amount that remains unpaid being the “Berkshire Claimed Amount”), or (ii) for a period of at least one Business Day prior to the date of delivery of this Demand for Avoided Payment, the undersigned has been and continues to be stayed (as a consequence of an Insolvency Proceeding pertaining to the insolvency of AMBAC) or has been and continues to be otherwise legally prohibited from making an AMBAC Avoided Payment Demand, and but for the existence of such stay or other prohibition, the undersigned would have been entitled to make such AMBAC Avoided Payment Demand and the AMBAC Claimed Amount or the applicable Surety Bond Payment Amount then payable under the AMBAC Surety Bond would thereupon have become due and payable by AMBAC.

(g)                                 Neither the Facility Sublessor nor the RMLC Assignee has been paid all or any part of the Avoided Payment by Berkshire; neither the AMBAC Surety Bond nor the AMBAC Head Lease Surety Bond has been voluntarily released by the undersigned[, the Owner Participant or the Owner Trustee](6) or terminated by voluntary agreement of the undersigned[, the Owner Participant or the Owner Trustee](7).

(h)                                 Neither Ambac nor any Affiliate of AMBAC has become the Owner Participant or is a party to any contract or arrangement (other than the AMBAC Documents) with the Owner Participant or any Affiliate thereof or the Owner Trustee pursuant to which AMBAC or any such Affiliate of AMBAC shall have acquired or shall (other than as provided in the AMBAC Documents) have the right to acquire all or substantially all of the economic benefits attributable to the Beneficial Interest, the Trust Estate or the Leasehold Interest or any substantial part thereof or interest therein.

The [Facility Sublessor] [RMLC Assignee] hereby requests Berkshire to pay the amount of (x) if the Avoided Payment is an Oglethorpe Avoided Payment, the Berkshire Claimed Amount or (y) if the Avoided Payment is an AMBAC Avoided Payment, the sum of, without duplication, such Avoided Payment plus that portion of the Claimed Amount (as defined in the AMBAC Surety Bond) remaining unpaid as of the date hereof, in each case out of the funds of Berkshire, when the applicable Avoided Payment is due to be paid pursuant to the Order, provided that the amount of the payment requested hereunder, when added to all other payments made under the Surety Bond, the Head Lease Surety Bond and (to the extent not the subject of an Avoidance Event) the AMBAC Surety Bond, shall not exceed the applicable Surety Bond Coverage; provided, further, that Berkshire shall not be required to make such payment earlier than the second Business Day following receipt by Berkshire of this Demand for Avoided Payment and all attachments referred to herein.  Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Facility Sublessor or the RMLC Assignee directly, unless and only to the extent the Facility Sublessor or the RMLC Assignee has made a payment of the Avoided Payment to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case Berkshire will pay the RMLC Assignee, unless such Avoided Payment shall have

(6) Include if this demand is made by the Co-Trustee

(7) Include if this demand is made by the Co-Trustee

been recovered from the Facility Sublessor and not from the RMLC Assignee, in which case Berkshire shall pay the Facility Sublessor, subject to the delivery of evidence satisfactory to Berkshire that such payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

[U.S. Bank National Association,
not in its individual capacity,
but solely as Co-Trustee

By:
Title:]

[Rocky Mountain Leasing Corporation

By:
Title:]

Exhibit A

to

Demand for Avoided Payment

ASSIGNMENT

Reference is made to the Participation Agreement (P1) dated as of December 30, 1996, by and among (a) Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”), (b) Rocky Mountain Leasing Corporation (“RMLC”), (c) U.S. Bank National Association, successor in interest to SunTrust Bank, Atlanta, as Co-Trustee (together with its successors and assigns, the “Facility Lessor”) under the Facility Lease Agreement (P1) dated as of December 30, 1996 by and between the Facility Lessor and RMLC, (d) U.S. Bank National Association, successor in interest to Fleet National Bank, as Owner Trustee (e) Philip Morris Capital Corporation (the “Owner Participant”), and (f) Utrecht-America Finance Co. (as amended, modified, supplemented and in effect from time to time, the “Participation Agreement”.  Capitalized terms used herein and not otherwise defined are used herein as defined in the Participation Agreement.

FOR VALUE RECEIVED, [the Facility Lessor] / [RMLC] hereby irrevocably assigns and transfers to Berkshire Hathaway Assurance Corporation (the “Assignee”), (subject to (x) the rights of the Lender as provided in the Loan Agreement, (y) any right, title and interest that shall have been assigned to AMBAC, or to which AMBAC shall have been subrogated, in accordance with the terms of the Implementation Agreement, the AMBAC Surety Bond and the AMBAC Head Lease Surety Bond and (z) the provisions of paragraph 11(f) of the Surety Bond), all rights and claims other than Excluded Rights (collectively, the “Assigned Rights”) of the Facility Lessor and RMLC relating to or arising under the Operative Documents against [AMBAC Assurance Corporation] [Oglethorpe] or the estate thereof or otherwise with respect to the Avoided Payment [and that portion of the Claimed Amount (as defined in the AMBAC Surety Bond) remaining unpaid as of the date of the Demand for Avoided Payment relating to such Avoided Payment](8) described below.  [RMLC represents and warrants that it has not assigned such Assigned Rights or any interest therein or other rights to relating thereto to any other Person (other than to the RMLC Assignee pursuant to the Facility Sublease Assignment Agreement and subject to any right, title and interest that shall have been assigned to AMBAC, or to which AMBAC shall have been subrogated, in accordance with the terms of the Implementation Agreement, the AMBAC Surety Bond and the AMBAC Head Lease Surety Bond) and that no Facility Sublessor’s Lien exists thereon.] / [The Facility Lessor represents and warrants that it has not assigned such Assigned Rights or any interest therein or other rights to relating thereto to any other Person (other than any grant to the Lender of a security interest in any Assigned Rights or any interest therein or other rights relating thereto under and as provided by the Loan Agreement and subject to any right, title and interest that shall have been assigned to AMBAC, or to which AMBAC shall have been subrogated, in accordance with the terms of the Implementation Agreement, the AMBAC Surety Bond and the AMBAC Head Lease Surety Bond) and that no Facility Lessor’s Lien exists thereon.]

(8) Omit if assignment relates to an Oglethorpe Avoided Payment.

The Avoided Payment [and portion of the Claimed Amount](9) covered by this Assignment is described as follows:  [                ](10).

[It is expressly understood and agreed that (a) this Assignment is executed and delivered by U.S. Bank National Association, not individually or personally but solely as Co-Trustee and Facility Lessor, (b) any representation, undertaking or agreement herein made on the part of the Facility Lessor is made and intended not as a personal representation, undertaking and agreement by U.S. Bank National Association and (c) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Facility Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Facility Lessor hereunder.]

[U.S. Bank National Association,
not in its individual capacity,
but solely as Co-Trustee

By:
Title:]

[Rocky Mountain Leasing Corporation

By:
Title:]

(9)	Omit if assignment relates to an Oglethorpe Avoided Payment.
(10)

Include date of original payment(s), amounts paid, date of repayment, date repaid, and interest and other amounts constituting a part thereof. If assignment relates to an AMBAC Avoided Payment, include original Claimed Amount under AMBAC Surety Bond, date of demand therefor, and dates and amounts of payments (net of any AMBAC Avoided Payments) made with respect thereto.

Attachment III
(Facility Sublease-P1)
Surety Bond No. 98SRD102495

NOTICE OF TERMINATION

[Date]

Rocky Mountain Leasing Corporation

[                                                                  ]

[                                                                  ]

[                                                                  ]

U.S. Bank National Association, as Co-Trustee

[                                                                  ]

[                                                                  ]

[                                                                  ]

Philip Morris Capital Corporation
[                                                                  ]

[                                                                  ]

[                                                                  ]

Reference is made to the Surety Bond (Facility Sublease-P1) No. 98SRD102495 (the “Surety Bond”) issued by Berkshire Hathaway Assurance Corporation (“Berkshire”).  The terms which are capitalized herein and not otherwise defined have the meanings specified in the Surety Bond unless the context otherwise requires.

Berkshire hereby notifies the Facility Sublessor, the Facility Lessor and the Owner Participant that (a) Berkshire has not received the portion of the Premium due and payable in respect of the Surety Bond on [                                  ] in the amount of $[                  ] (the “Unpaid Premium Amount”) and (b) as a result of such non-payment, the Surety Bond will terminate effective 80 days after the date of this notice (the “Cure Period”) unless Berkshire receives full payment of the Unpaid Premium Amount prior to the expiration of the Cure Period.

Berkshire Hathaway Assurance Corporation

By:
Title:

Attachment IV

(Facility Sublease-P1)
Surety Bond No. 98SRD102495

NOTICE OF TERMINATION COVER SHEET
(on red paper)

URGENT

THIS IS A NOTICE OF TERMINATION TO TERMINATE SURETY BOND POLICY NO. 98SRD102495.  PLEASE READ AND RESPOND.

THIS MAY BE AN EVENT OF DEFAULT.

Attachment V

(Facility Sublease-P1)
Surety Bond No. 98SRD102495

CONFIRMATION OF TRANSFER

Reference is made to the Participation Agreement (P1) dated as of December 30, 1996, by and among (a) Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”), (b) Rocky Mountain Leasing Corporation (“RMLC”), (c) U.S. Bank National Association, successor in interest to SunTrust Bank, Atlanta, as Co-Trustee (together with its successors and assigns, the “Facility Lessor”) under the Facility Lease Agreement (P1) dated as of December 30, 1996 by and between the Facility Lessor and RMLC, (d) U.S. Bank National Association, successor in interest to Fleet National Bank, as Owner Trustee (e) Philip Morris Capital Corporation (the “Owner Participant”), and (f) Utrecht-America Finance Co. (as amended, modified, supplemented and in effect from time to time, the “Participation Agreement”.  Capitalized terms used herein and not otherwise defined are used herein as defined in the Participation Agreement or in the Surety Bond (Facility Sublease-P1) No. 98SRD102495 issued by Berkshire Hathaway Assurance Corporation (the “Subrogee”).

FOR VALUE RECEIVED, each of the Facility Lessor and RMLC hereby irrevocably assigns and transfers to the Subrogee, and confirms the transfer and assignment to the Subrogee, by subrogation or otherwise, of, all of the rights, interests, claims and remedies of the Facility Lessor and/or RMLC with respect to the Covered Obligations giving rise to any Deficiency or Avoided Payment and/or comprising the balance of the Total Outstanding Amount (as defined in any Demand for Payment or Demand for Avoided Payment) under the Participation Agreement and the other Operative Documents and all right, title and interest of the Head Lessee, the Facility Lessor, RMLC and the RMLC Assignee (as defined in the Surety Bond) under the Operative Documents (other than, in each and every case, Excluded Rights and in each and every case, subject to (x) the rights of the Lender as provided in the Loan Agreement, (y) any right, title and interest that shall have been assigned to AMBAC, or to which AMBAC shall have been subrogated, in accordance with the terms of the Implementation Agreement, the AMBAC Surety Bond and the AMBAC Head Lease Surety Bond and (z) the provisions of paragraph 11(f) of the Surety Bond).  RMLC represents and warrants that it has not assigned such Covered Obligations or other rights to any other Person (other than to the RMLC Assignee pursuant to the Facility Sublease Assignment Agreement) and that no Facility Sublessor’s Lien exists thereon.  The Facility Lessor represents and warrants that it has not assigned such Covered Obligations or other rights to any other Person (other than the grant to the Lender of a security interest in such Covered Obligations and other rights under and as provided by the Loan Agreement) that no Facility Lessor’s Lien exists thereon.

It is expressly understood and agreed that (a) this Confirmation of Transfer is executed and delivered by U.S. Bank National Association, not individually or personally but solely as Co-Trustee and Facility Lessor, (b) any representation, undertaking or agreement herein made on the part of the Facility Lessor is made and intended not as a personal representation, undertaking and agreement by U.S. Bank National Association and (c) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Facility Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Facility Lessor hereunder.

U.S. Bank National Association,
not in its individual capacity,
but solely as Co-Trustee

By:
Title:

Rocky Mountain Leasing Corporation

By:
Title:

SCHEDULE TO EXHIBIT 10.7

SURETY BOND IMPLEMENTATION AGREEMENT (P1)

The following table indicates for each transaction the name of the corresponding Owner Participant:

Agreement	Date	Owner Participant

P2	May 22, 2009	Philip Morris Capital Corporation

F3	May 22, 2009	First Chicago Leasing Corporation

F4	May 22, 2009	First Chicago Leasing Corporation

N6	May 22, 2009	Philip Morris Capital Corporation (transferee from NationsBanc Leasing & R.E. Corporation)